UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2011

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	26

Financial Statements	90

Financial Highlights	96

Notes to Financial Statements	104

Other Information	127

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

The Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan participations and convertible securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on certain U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to, among other risks, prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Accordingly, forward foreign currency exchange contracts are subject to the risk that attempts to hedge will be unsuccessful as well as the risks of derivatives noted below. The Fund may also make substantial investments in other derivative instruments, including interest rate futures contracts, options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), other forward contracts and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. Note that the implementation of short positions, as well as the use of derivatives generally, involves sophisticated investment techniques that have the potential to add additional risk to a portfolio.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

The six months ended September 30, 2011 (the “Reporting Period”) were dominated in the fixed income market by investor concerns about the economic outlook and fiscal challenges in the U.S. and Europe, resulting in significant volatility.

Economic growth was already slowing when the Reporting Period began in April 2011, as political unrest in the Middle East and North Africa had caused oil prices to spike, thereby reducing consumers’ disposable income. Economic growth was also under pressure in the aftermath of the massive earthquake and tsunami that had struck Japan in mid-March. The tragedy in Japan created severe disruptions in global supply chains that rely on Japanese parts, leading to a sharp drop in U.S. and global industrial production. The crisis at the Fukushima nuclear power plant also appeared to weigh heavily on sentiment among consumers, businesses and investors.

Challenges to global economic growth continued to build as the second calendar quarter progressed, as Greek budget data revealed a larger than expected deficit, raising concerns that Greece would require additional support to avoid defaulting on its debt. Despite these challenges, riskier fixed income sectors performed relatively well during the quarter, even as the yield on the 10-year U.S. Treasury note fell from approximately 3.5% at the start of April to below 3% in late June. For example, high yield corporate bonds returned 1.05% in the second calendar quarter, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped, while emerging market bonds returned 3.37%, as measured by the Barclays Capital Emerging Markets Index.

Early in the third calendar quarter, investors became increasingly concerned about the possibility of a Greek default and the potential implications for the rest of Europe. Policymakers responded with a number of steps that helped to stabilize markets, leading to a continuation of the relatively positive performance in riskier sectors of the fixed income market. In particular, Greece approved additional austerity measures in a closely watched vote that allowed the country to receive funds under the 2010 bailout agreement, and the International Monetary Fund and European Union agreed to a second bailout plan for Greece near the end of July.

Market volatility, however, increased dramatically in late July and early August as investors’ focus turned to the U.S. A contentious debate over increasing the U.S. debt ceiling raised concerns about the potential for a U.S. default and the possibility of a downgrade of the U.S.’ AAA credit rating. Although U.S. policymakers eventually reached an agreement to raise the debt ceiling, the budget cuts agreed to were not enough to prevent Standard & Poor’s from downgrading the U.S. to AA+. The unprecedented downgrade of U.S. sovereign debt appeared to weigh heavily on investors’ risk appetite, and riskier sectors of the financial markets fell sharply during the first week of August.

MARKET REVIEW

The sell-off in riskier asset classes continued through the rest of August and September, leading policymakers to respond with additional measures in an effort to calm markets. In a historic move, the Federal Reserve Board (“the Fed”) announced in August that it would maintain short-term interest rates at current low levels into 2013. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date. The European Central Bank announced that it would begin buying Spanish and Italian government bonds. In September, the Fed took another unconventional step to boost the economy when it announced a new program, dubbed “Operation Twist” to extend the maturity of its Treasury security holdings. The Fed’s stated goal was to lower longer-term interest rates and thereby spur spending and investment. By the end of the third calendar quarter, 10-year U.S. Treasury yields had fallen to 1.92%, a decline of more than 150 basis points since the start of the Reporting Period. (A basis point is 1/100th of a percentage point.) Riskier fixed income sectors underperformed U.S. Treasuries, with both the high yield corporate bond and emerging markets debt sectors lagging U.S. Treasuries by more than 10% in the third calendar quarter overall.

Looking Ahead

Weak economic data prompted downward revisions to economic forecasts during the third calendar quarter, but looking ahead we believe policy developments will likely be the more dominant influence on the global economic outlook. At the end of September, the primary risk to growth in our view remained the turmoil in the Eurozone, where policymakers are working to reach consensus on how to address the severe debt and fiscal problems in the peripheries and to prevent further contagion across global risk markets. Though we believe economic growth will continue, albeit at a slow pace, across the largest developed economies, we see risk of a potentially sharp downturn if Europe’s sovereign debt crisis escalates. In the near term, we do not anticipate a resolution sufficient to restore either investor confidence or market stability, and thus we expect market volatility to continue in the months ahead within the financial markets.

At the end of the Reporting Period, U.S. policy was caught between two conflicting objectives — narrowing the deficit and stimulating weak economic growth. Clearly, the resolution of the policy debate has major implications for the U.S. economic outlook. Sentiment and growth forecasts had deteriorated since mid-2011, with the July/August budget impasse and debt ceiling gridlock underscoring the political challenge ahead in rectifying the U.S.’ economic problems, including unemployment and widening deficits. These issues were clearly overshadowing economic fundamentals, which, in our view, were less dire than market conditions suggested. In our view, purchasing manager indices and industrial output indicators pointed to continued, though modest, expansion. Corporate balance sheets were strong and well positioned, in our view, for increased capital expenditure. Further, commodity prices had receded substantially from their peaks earlier in the 2011. In short, we believe the U.S. economy is not headed back into recession unless pushed. Factors that could provide that push would be a more substantial tightening in credit conditions, possibly as a result of systemic crisis in Europe or another fiscal deadlock in the U.S.

MARKET REVIEW

Similarly, from an investment perspective, we believe external macro-level factors were overshadowing more positive fundamentals in fixed income markets at the end of the Reporting Period. In our view, the strongest balance sheets were to be found in two key risk asset classes — the corporate sector and the emerging markets debt sector. Several weeks of risk-averse trade had taken yields in these sectors to what we considered very attractive levels, and absent the uncertain macro environment, we believe that investors were being well compensated for the underlying risks. For example, by the end of the Reporting Period, yields on corporate bonds overall had risen back to their mid-2009 levels, yet corporate balance sheets were strong, earnings reports continued to reflect generally solid profits, and defaults in the high yield segment of the sector were near historic lows. As for emerging markets debt, despite the global economic slowdown, emerging markets generally continued to display healthier growth rates and lower debt-to-Gross Domestic Product ratios than much of the developed world. Moreover, during the third calendar quarter, many central banks in developing economies shifted from a tightening bias to an easing bias, which is usually supportive of local rates markets. Overall, then, we were, at the end of the Reporting Period, cautiously constructive in our outlook for risk assets over the months ahead.

Meanwhile, U.S. monetary policy continues to anchor short-dated U.S. Treasury yields near historic lows, and we see the potential for further declines in U.S. Treasury yields if the situation in Europe or the U.S. economy deteriorates. That said, we believe that the very low yields at the longer end of the U.S. Treasury yield curve, or spectrum of maturities, reflect rather pessimistic growth expectations driven to extremes by central bank policy. We see a risk of these longer-dated U.S. Treasury yields rising substantially on any reversal of these factors.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.46%, 5.05%, 5.15%, 5.63%, 5.36%, 5.70% and 5.34%, respectively. These returns compare to the 6.20% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection within the collateralized sector contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency sector also detracted from the Fund’s results.

Tactical management of the Fund’s duration and yield curve strategy had minimal impact on its performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the collateralized sector contributed positively. Our selection strategies among agency mortgage-backed securities proved particularly helpful. We maintained a bias toward lower-coupon securities, which helped due primarily to the prepayment volatility in higher-coupon agency mortgage-backed securities during the third calendar quarter. Talk of further government-induced homeowner relief efforts added to prepayment volatility, specifically discussions about potential modifications to existing refinancing programs focused on providing support for credit-impaired borrowers stuck with high mortgage rates. The Fund had the majority of its assets invested in mortgage-backed security pass-throughs within the agency mortgage-backed securities sub-sector. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Choices among asset-backed securities also proved beneficial.

Exposure to non-agency mortgage-backed securities, on the other hand, and an overweighted allocation to corporate bonds, implemented via our cross-sector strategy, detracted from the Fund’s relative results. Returns posted by non-agency mortgage-backed securities and corporate bonds were negative during the Reporting Period, driven primarily by volatility caused, in turn, by Standard & Poor’s unprecedented downgrade of U.S. sovereign credit, weaker than expected U.S. economic growth and ongoing uncertainty regarding European sovereign debt. The Fund’s exposure to emerging market debt also detracted as did individual issue selection within the government/agency sector.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had minimal impact on its results during the Reporting Period. That said, we shifted the Fund’s duration positioning as market conditions changed throughout. For example, positioning along the U.S. yield curve ranged from substantially shorter than the Barclays Capital Index in June to longer than the Barclays Capital Index in late August and September based on our own views and market perceptions of the economy. The Fund’s duration positioning in June detracted, as interest rates fell. However, this underperformance was recovered in late August and September as we lengthened the Fund’s duration. The yield on the 10-year Treasury note started the Reporting Period at 3.45% and ended the Reporting Period at 1.92%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund engaged in over-the-counter forward foreign currency exchange contracts for passive currency management; Treasury futures to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to investment grade corporate bonds and emerging market debt increased during the Reporting Period. The Fund’s allocation to municipal bonds was reduced. We maintained exposure to non-agency mortgage-backed securities. Also, as discussed earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter than Barclays Capital Index position to a longer than Barclays Capital Index position in late August amid the Fed’s bias toward keeping short-term interest rates low until mid-2013.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	At the end of September 2011, the Fund had overweighted allocations relative to the Barclays Capital Index in investment grade corporate bonds, quasi-government bonds, including government-guaranteed corporate bonds, asset-backed securities, emerging market debt and residential mortgage-backed securities. The Fund also had exposure to covered bonds, which is a sector not represented in the Barclays Capital Index. Covered bonds are securities created from either mortgage loans or public sector loans. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and high yield corporate bonds. The Fund had a rather neutral position compared to the Barclays Capital Index in commercial mortgage-backed securities (“CMBS”). The Fund had a longer duration than the Barclays Capital Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2011–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	5.46%	6.20%	1.36%	1.36%
Class B	5.05	6.20	0.67	0.67
Class C	5.15	6.20	0.68	0.68
Institutional	5.63	6.20	1.75	1.75
Service	5.36	6.20	1.26	1.26
Class IR	5.70	6.20	1.67	1.67
Class R	5.34	6.20	1.19	1.19

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield does not reflect expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.81%	3.96%	4.36%	5.30%	5/1/97
Class B	-1.01	3.59	4.11	5.14	5/1/97
Class C	3.15	4.01	3.99	4.64	8/15/97
Institutional	5.20	5.13	5.14	5.98	1/5/94
Service	4.68	4.60	4.62	5.48	3/13/96
Class IR	5.11	N/A	N/A	4.56	11/30/07
Class R	4.60	N/A	N/A	4.07	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Plus Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 3.85%, 3.47%, 3.57%, 4.03%, 3.78%, 3.57% and 3.72%, respectively. These returns compare to the 6.20% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection within the collateralized and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency sector also detracted from the Fund’s results.

Tactical management of the Fund’s duration and yield curve strategy detracted from its performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the collateralized and corporate bond sectors contributed positively. Within the collateralized sector, collateralized mortgage obligations (“CMOs”) and adjustable-rate mortgages (“ARMs”) drove returns most. Within the corporate bond sector, our bias toward lower quality securities helped, and in particular, choices in the industrial sector of the high yield corporate bond market and among structured products proved beneficial. So, too, did our preference for financials in the U.S. versus Europe within the investment grade corporate bond segment. Elsewhere, the Fund’s covered bond choices, specifically in Norway, buoyed results. Covered bonds, which are not a sector represented in the Barclays Capital Index, are securities created from either mortgage loans or public sector loans.

Exposure to non-agency mortgage-backed securities, on the other hand, implemented via our cross-sector strategy, detracted from the Fund’s relative results. Returns posted by non-agency mortgage-backed securities were negative during the Reporting Period, driven primarily by volatility caused, in turn, by Standard & Poor’s unprecedented downgrade of U.S. sovereign credit, weaker than expected U.S. economic growth and ongoing uncertainty regarding European sovereign debt. Also, while individual issue selection within the corporate bond sector contributed positively, an overweighted allocation to corporate bonds detracted, as the sector lagged the Barclays Capital Index during the Reporting Period. Individual issue selection within the government/ agency sector hurt the Fund’s results as well.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. From a yield curve perspective, disappointing performance was driven by positioning in the seven-year and 10-year segments of the U.S. yield curve, which detracted. The effect of such positioning was only partially offset by the positive effect of positioning in the five-year segment of the U.S. yield curve. As for duration strategy, we shifted the Fund’s duration positioning as market conditions changed throughout. For example, positioning along the U.S. yield curve ranged from substantially shorter than the Barclays Capital Index in June to longer than the Barclays Capital Index in late August and September based on our own views and market perceptions of the economy. The Fund’s duration positioning in June detracted, as interest rates fell. This underperformance was partially recovered in late August and September as we lengthened the Fund’s duration. The yield on the 10-year Treasury note started the Reporting Period at 3.45% and ended the Reporting Period at 1.92%. The yield on the 30-year Treasury note started the Reporting Period at 4.40% and ended the Reporting Period at 2.92%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund engaged in over-the-counter forward foreign currency exchange contracts for passive currency management; Treasury futures to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to agency securities and emerging market debt was reduced toward the end of the Reporting Period. Throughout, we maintained the Fund’s substantial overweight relative to the Barclays Capital Index in asset-backed securities, and we increased the Fund’s exposure to covered bonds. We maintained the Fund’s significant underweight to government securities. We also maintained exposure to non-agency mortgage-backed securities. Also, as discussed earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter than Barclays Capital Index position to a longer than Barclays Capital Index position in late August amid the Fed’s bias toward keeping short-term interest rates low until mid-2013.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	At the end of September 2011, the Fund had overweighted allocations relative to the Barclays Capital Index in asset-backed securities, residential mortgage-backed securities, investment grade corporate bonds and emerging market debt. The Fund also had exposure to covered bonds. The Fund had underweighted exposures relative to the benchmark index in U.S. government securities, quasi-government securities and high yield corporate bonds. The Fund had a rather neutral position compared to the Barclays Capital Index in commercial mortgage-backed securities. The Fund also maintained a modest position in cash. The Fund had a longer duration than the Barclays Capital Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2011–	Fund Total Return	U.S. Aggregate	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Bond Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	3.85%	6.20%	2.23%	2.06%
Class B	3.47	6.20	1.56	1.39
Class C	3.57	6.20	1.57	1.40
Institutional	4.03	6.20	2.65	2.48
Service	3.78	6.20	2.16	1.98
Class IR	3.57	6.20	2.56	2.39
Class R	3.72	6.20	2.07	1.91

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield does not reflect expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	0.18%	4.69%	11/30/06
Class B	-1.89	4.99	6/20/07
Class C	2.34	4.74	11/30/06
Institutional	4.50	5.89	11/30/06
Service	4.00	6.11	6/20/07
Class IR	4.00	5.67	11/30/07
Class R	3.79	5.23	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.00%
Class B	1.58	1.75
Class C	1.58	1.75
Institutional	0.49	0.66
Service	0.99	1.16
Class IR	0.58	0.75
Class R	1.08	1.25

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 3.78%, 3.40%, 3.34%, 3.97%, 3.72% and 3.92%, respectively. These returns compare to the 4.70% cumulative total return of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Barclays Capital Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both our top-down and bottom-up strategies produced mixed results during the Reporting Period. Within our top-down strategies, our country strategy contributed positively to the Fund’s performance during the Reporting Period. In particular, having an underweight bias to European peripherals, including Portugal and Italy, and an overweight bias to Germany helped most. Risk aversion heightened on several of the European peripheral nations due to the resurfacing of the sovereign debt crisis, while Germany enjoyed generally positive economic indicators and played a central role in enhancing the Eurozone’s bailout fund for its troubled neighbors. As financial markets became increasingly nervous about sovereign debt sustainability in peripheral Europe and a flight to quality ensued, spreads on both cash bonds and credit default swaps widened. (Spreads are defined as the differential in yields between U.S. Treasuries and another sector.) Such effective country positioning was only partially offset by the detracting effect of the Fund’s underweighted positioning in the U.S., Canada and the U.K., which each performed well during the Reporting Period given the broad flight to quality among investors amidst a benign global economic growth outlook.

Our duration and cross-sector strategies hurt. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection within the collateralized and government/agency sectors contributed positively to the Fund’s performance during the Reporting Period. However, security selection within the corporate bond and emerging market debt sectors detracted from the Fund’s results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s overweighted allocation to asset-backed securities contributed to the Fund’s performance. So, too, did individual issue selection in the collateralized and government/agency sectors add value. Within the collateralized sector, selection of collateralized mortgage obligations (“CMOs”) and mortgage-backed security pass-throughs helped most. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Within the government/agency sector, an emphasis on U.S. Treasury inflation-protected securities (“TIPS”) during the second quarter of 2011 and effective selection of inflation-protected securities more broadly contributed positively to the Fund’s performance.

Conversely, the Fund’s overweighted allocation to non-agency mortgage-backed securities, corporate bonds and commercial mortgage-backed securities (“CMBS”) detracted. Individual issue selection in the corporate bond and emerging market debt sectors also hurt. Within the corporate bond sector, security selection among investment grade bonds in the utilities and financials industries detracted most.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted from results during the Reporting Period. As indicated earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. During the Reporting Period, the Fund had a longer duration relative to the Barclays Capital Index until June and ended the Reporting Period with a shorter duration than that of the Barclays Capital Index. This shorter duration positioning in the last several months of the Reporting Period hurt, as interest rates declined. Also, within our duration strategy, a short position on Eurodollar futures detracted from returns in June and July. Yields continued their downward trend as the global economic growth outlook worsened and markets became increasingly nervous about the sovereign debt sustainability of peripheral Europe.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge its portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Our long 10-year German Bund futures trade performed well during July and August as yields fell more than 50 basis points in those months, due mainly to increased risk aversion following Standard & Poor’s downgrade of the U.S. sovereign credit rating. (A basis point is 1/100th of a percentage point.) Conversely, our short 10-year U.S. Treasury futures trade detracted in April as U.S. economic data releases were meaningfully weaker than expected earlier in the year, leading to a decline in yields.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no material changes in the Fund’s sector or country weightings during the Reporting Period. As indicated, however, we did make adjustments in the Fund’s duration. From a broad perspective, we maintained a generally longer duration than the Barclays Capital Index in the Fund until June and then ended the Reporting Period with a shorter duration than the Barclays Capital Index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	At the end of September 2011, the Fund had overweighted allocations relative to the Barclays Capital Index in collateralized securities and in quasi-government securities. The Fund had underweighted exposure relative to the benchmark index in government securities and was rather neutral to the Barclays Capital Index in corporate bonds and emerging market debt.

FUND BASICS

Global Income Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital
		Global Aggregate	30-Day	30-Day
April 1, 2011–	Fund Total Return	Bond Index	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	(USD hedged)[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	3.78%	4.70%	1.22%	1.10%
Class B	3.40	4.70	0.52	0.40
Class C	3.34	4.70	0.53	0.40
Institutional	3.97	4.70	1.61	1.48
Service	3.72	4.70	1.13	1.01
Class IR	3.92	4.70	1.52	1.39

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield does not reflect expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.29%	4.08%	3.92%	5.63%	8/2/91
Class B	-4.28	3.67	3.74	5.05	5/1/96
Class C	-0.30	4.10	3.60	4.25	8/15/97
Institutional	1.88	5.24	4.77	6.15	8/1/95
Service	1.31	4.72	4.25	4.98	3/12/97
Class IR	1.79	N/A	N/A	2.65	7/30/10

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was changed 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.03%	1.13%
Class B	1.78	1.88
Class C	1.78	1.88
Institutional	0.69	0.79
Service	1.19	1.29
Class IR	0.78	0.88

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]

	Percentage of Net Assets

	as of 9/30/11	as of 3/31/11

U.S. Dollar[7]	39.5%	42.2%
Euro	33.7	30.9
Japanese Yen	12.8	11.1
British Pound	4.8	6.9
Canadian Dollar	2.2	3.2
South African Rand	1.0	0.2
Australian Dollar	0.7	1.0
Swedish Krona	0.5	0.8
Danish Krone	0.3	0.5
Polish Zloty	0.3	0.7
Hungary Forint	0.1	0.3
Mexican Peso	0.1	0.0

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 9/30/11 and 3/31/11 would have been 45.8% and 45.3%, respectively.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -3.17%, -3.54%, -3.01%, -3.05% and -3.29%, respectively. These returns compare to the 6.20% cumulative total return of the Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Capital Index”), and the 0.14% cumulative total return of the Fund’s secondary benchmark, the 3-Month LIBOR Index (USD) (the “LIBOR Index”), during the same period.

We should note that this Fund employs a benchmark agnostic strategy and thus comparisons to the benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our macro country and duration strategies contributed the most positively to Fund performance. Within our country strategy, our short peripheral Europe trade — that is, short positions in France, Spain, Italy and Portugal versus a long position in Germany — contributed positively to the Fund’s performance. Risk aversion heightened on several of the European peripheral nations due to the resurfacing of the sovereign debt crisis, while Germany enjoyed generally positive economic indicators and played a central role in enhancing the Eurozone’s bailout fund for its troubled neighbors. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Bottom-up individual issue selection within the agency mortgage-backed securities sector also added value during the Reporting Period.

These contributing factors, however, were more than offset by the detracting effect on Fund performance of our cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the agency mortgage-backed securities sector added value. In particular, a bias toward lower coupon securities helped given the prepayment volatility in higher coupon agency mortgage-backed securities during the third calendar quarter. Discussion of further government-induced homeowner relief efforts, specifically of potential modifications to existing refinancing programs focused on providing support for credit-impaired borrowers stuck with high mortgage rates, added to prepayment volatility.

Amidst heightened market volatility in August and September, exposure to credit-sensitive sectors, including non-agency mortgage-backed securities, high yield corporate bonds and local emerging markets debt, was the primary detractor from the Fund’s results relative to the Barclays Capital Index during the Reporting Period. The non-agency mortgage-backed securities and high yield corporate bond sectors each ended August down more than 4% and September down more than 3%. Additionally, local emerging market currencies sold off substantially in September with a broad U.S. dollar rally amidst increased concerns surrounding the Eurozone.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning contributed positively to results during the Reporting Period. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund’s duration positioning helped most in late August when we shifted to a long U.S. duration bias amid the Federal Reserve Board’s easing bias and outlook for a continuation of subdued economic growth. The Fund maintained a short Japanese duration. We continued to believe that 1% yields for 10-year Japanese government bonds were not sustainable based on Japanese debt-to-Gross Domestic Product ratios and potential further downgrades.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to hedge interest rate exposure and to facilitate specific duration and yield curve strategies within the Fund. Interest rate swaps were used to hedge interest rate exposure and to express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Credit default swaps were used to hedge or increase corporate credit risk. We view credit default swaps as a cost effective way to take short positions in corporate issuers or indices, an attractive and liquid substitute for corporate bonds and as an efficient way to implement very specific views, such as that on a single name, industry, market, country, credit curve or rating bucket. Total return swaps were used to express a view, gain exposure and seek to benefit from the movements of a specific asset, such as interest-only mortgage-backed securities, without actually having to own that asset. Currency forwards were used in managing portfolio risk and in taking speculative positions in relation to future movements of the underlying asset.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified portfolio designed to provide total return opportunities from across the fixed income spectrum. As market conditions shifted, we significantly reduced the Fund’s exposure to high yield corporate bonds early in August as part of what we considered to be prudent trimming of risk. We then broadly maintained the weighting to high yield corporate bonds through September, slightly adding to the Fund’s bank loan allocation on an opportunistic basis. Also in September, we closed out all of the Fund’s short exposures to peripheral Europe. While we remained negative on Spain, France, Italy and Portugal, we implemented this strategy due to the increased risk of a policy response and concern about increased regulation of credit default swaps and a potential ban on short selling.

We tactically shifted the Fund’s agency mortgage-backed securities positioning throughout the Reporting Period. We maintained exposure to non-agency mortgage-backed securities. We increased the Fund’s exposure to investment grade corporate bonds and bank loans. We dramatically reduced the Fund’s allocation to U.S. government bonds. We also reduced the Fund’s positions in municipal debt and cash during the Reporting Period.

Q	How was the Fund positioned at the end of September 2011?

A	At the end of the Reporting Period, the Fund had its greatest allocations to the agency and non-agency residential mortgage-backed securities sectors. The Fund had somewhat lesser weightings in high yield corporate bonds, emerging market debt, covered bonds, collateralized loan obligations, investment grade corporate bonds and bank loans. (Covered bonds are securities created from either mortgage loans or public sector loans. Similar in structure to collateralized mortgage obligations, collateralized loan obligations are securities backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called tranches.) The Fund had modest exposures to government bonds, quasi-government bonds, municipal debt and asset-backed securities as well. The Fund also had a position in cash at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund
as of September 30, 2011

PERFORMANCE REVIEW

				30-Day	30-Day
		Barclays Capital	3-Month	Standardized	Standardized
April 1, 2011–	Fund Total Return	U.S. Aggregate	LIBOR Index	Subsidized	Unsubsidized
September 30, 2011	(based on NAV)[1]	Bond Index[2]	(USD)[3]	Yield[4]	Yield[4]

Class A	-3.17%	6.20%	0.14%	4.01%	4.01%
Class C	-3.54	6.20	0.14	3.41	3.41
Institutional	-3.01	6.20	0.14	4.52	4.52
Class IR	-3.05	6.20	0.14	4.43	4.43
Class R	-3.29	6.20	0.14	3.93	3.93

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The LIBOR, the London Interbank Offered Rate, is based on the rates that contributor banks in London offer each other for inter-bank deposits. LIBOR is compiled by the British Bankers Association (BBA) and is published daily. It is not possible to invest directly in an unmanaged index.

[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	-5.65%	-3.68%	6/30/10
Class C	-3.81	-1.43	6/30/10
Institutional	-1.76	-0.46	6/30/10
Class IR	-1.85	-0.55	6/30/10
Class R	-2.33	-1.02	6/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.02%	1.08%
Class C	1.77	1.83
Institutional	0.68	0.74
Class IR	0.77	0.83
Class R	1.27	1.33

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[7]

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 29.6%
Banks – 13.8%
Abbey National Treasury Services PLC
$1,750,000	2.875%		04/25/14	$1,634,514
1,100,000	4.000		04/27/16	1,002,838
ANZ Capital Trust II(a)(b)
3,500,000	5.360		12/15/49	3,425,625
Astoria Financial Corp.(b)
4,050,000	5.750		10/15/12	4,192,575
Bank of America Corp.
2,150,000	3.625		03/17/16	1,948,760
3,250,000	5.750		12/01/17	3,095,784
Bank of Nova Scotia(a)
21,900,000	1.450		07/26/13	22,117,861
8,900,000	2.150		08/03/16	9,052,430
Bank of Scotland PLC(a)
2,800,000	5.250		02/21/17	3,025,291
BBVA Bancomer SA(a)
3,775,000	7.250		04/22/20	3,669,439
Caisse Centrale Desjardins du Quebec(a)
3,700,000	2.550		03/24/16	3,840,659
Canadian Imperial Bank of Commerce(a)
6,300,000	2.000		02/04/13	6,393,605
4,500,000	2.750		01/27/16	4,713,161
Capital One Bank USA NA
1,825,000	8.800		07/15/19	2,147,821
Capital One Capital III(b)
1,225,000	7.686		08/15/36	1,197,438
Capital One Capital IV(b)(c)
3,475,000	6.745		02/17/37	3,318,625
Cie de Financement Foncier(a)
6,600,000	2.125		04/22/13	6,611,649
Citigroup Capital XXI(b)(c)
4,235,000	8.300		12/21/57	4,139,713
Citigroup, Inc.
7,125,000	5.000		09/15/14	6,948,836
1,860,000	6.125		11/21/17	1,989,584
1,945,000	5.375		08/09/20	2,013,585
Commonwealth Bank of Australia(a)(b)(c)
3,740,000	6.024		03/15/49	3,492,782
Discover Bank
2,075,000	8.700		11/18/19	2,383,350
DnB NOR Boligkreditt AS(a)
19,500,000	2.100		10/14/15	19,734,741
10,900,000	2.900		03/29/16	11,295,855
Fifth Third Bank(c)
4,025,000	0.402		05/17/13	3,941,272
HSBC Bank USA NA
2,921,000	4.875		08/24/20	2,758,583
ING Bank NV(a)
3,500,000	2.375		06/09/14	3,394,178
8,000,000	2.500		01/14/16	8,016,640
JPMorgan Chase Capital XX(b)
1,150,000	6.550		09/29/36	1,144,250
JPMorgan Chase Capital XXV
1,600,000	6.800		10/01/37	1,592,000
MUFG Capital Finance 1 Ltd.(b)(c)
3,050,000	6.346		07/25/49	3,065,250
National City Preferred Capital Trust I(b)(c)
3,675,000	12.000		12/10/49	3,806,639
Nordea Eiendomskreditt AS(a)
9,600,000	1.875		04/07/14	9,815,222
Regions Financial Corp.
3,475,000	5.750		06/15/15	3,266,500
Resona Preferred Global Securities Ltd.(a)(b)(c)
3,650,000	7.191		07/30/49	3,413,104
Royal Bank of Scotland PLC
1,950,000	4.875	(a)	08/25/14	1,963,317
2,800,000	5.625		08/24/20	2,649,066
Sovereign Bank
975,000	8.750		05/30/18	1,110,107
Sparebank 1 Boligkreditt AS(a)
14,400,000	1.250		10/25/13	14,463,072
13,400,000	2.625		05/27/16	13,887,715
Stadshypotek AB(a)
12,500,000	1.450		09/30/13	12,574,900
Sumitomo Mitsui Banking Corp.(a)
4,475,000	2.900		07/22/16	4,515,315
SunTrust Banks, Inc.(b)
2,450,000	3.600		04/15/16	2,444,896
Swedbank Hypotek AB(a)(c)
2,200,000	0.813		03/28/14	2,202,801
U.S. Bancorp
3,750,000	3.442		02/01/16	3,793,939

				237,205,287

Brokerage – 0.8%
Merrill Lynch & Co., Inc.
2,950,000	6.400		08/28/17	2,803,865
Morgan Stanley, Inc.(b)
10,500,000	6.625		04/01/18	10,443,310

				13,247,175

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
1,700,000	5.500		09/30/14	1,838,550

Diversified Manufacturing (a)(b) – 0.2%
Xylem, Inc.
2,950,000	3.550		09/20/16	2,949,991

Electric(b) – 0.7%
Ipalco Enterprises, Inc.(a)
4,475,000	5.000		05/01/18	4,217,687
Nevada Power Co.
2,725,000	7.125		03/15/19	3,402,949
PPL WEM Holdings PLC(a)
4,150,000	5.375		05/01/21	4,374,349

				11,994,985

Energy – 2.6%
Anadarko Petroleum Corp.(b)
3,800,000	6.375		09/15/17	4,250,964
BP Capital Markets PLC
1,925,000	3.200		03/11/16	2,001,929
4,000,000	4.500	(b)	10/01/20	4,329,366

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Dolphin Energy Ltd.(a)(b)
	$1,546,300	5.888%		06/15/19	$1,656,860
Gaz Capital SA for Gazprom(d)
	2,690,000	9.250		04/23/19	3,120,400
Nexen, Inc.(b)
	1,090,000	6.400		05/15/37	1,109,120
	1,975,000	7.500		07/30/39	2,269,295
Pemex Project Funding Master Trust(b)
	3,470,000	6.625		06/15/35	3,712,900
Petrobras International Finance Co.(b)
	550,000	5.750		01/20/20	564,185
	4,720,000	5.375		01/27/21	4,694,825
PTT Exploration and Production Public Co. Ltd.(a)
	2,490,000	5.692		04/05/21	2,516,145
Schlumberger Investment SA(a)(b)
	2,350,000	3.300		09/14/21	2,352,343
TNK-BP Finance SA
	1,570,000	7.875		03/13/18	1,632,800
Transocean, Inc.(b)
	1,000,000	4.950		11/15/15	1,051,255
	1,875,000	6.000		03/15/18	1,990,160
	2,775,000	6.500		11/15/20	3,017,616
Weatherford International Ltd.(b)
	3,286,000	9.625		03/01/19	4,199,382

					44,469,545

Entertainment(b) – 0.3%
DIRECTV Holdings LLC
	4,250,000	3.500		03/01/16	4,417,598

Financial(a) – 0.2%
FUEL Trust
	3,575,000	3.984		06/15/16	3,474,690

Food & Beverage – 0.7%
Anheuser-Busch InBev Worldwide, Inc.(b)
	5,775,000	7.750		01/15/19	7,501,879
Kraft Foods, Inc.
	1,975,000	6.500		02/09/40	2,420,855
Wm. Wrigley Jr. Co.(a)(b)
	1,400,000	3.700		06/30/14	1,447,204

					11,369,938

Health Care – Medical Products(b) – 0.7%
Boston Scientific Corp.
	3,375,000	4.500		01/15/15	3,529,176
DENTSPLY International, Inc.
	1,550,000	2.750		08/15/16	1,549,991
	2,250,000	4.125		08/15/21	2,295,000
Life Technologies Corp.
	1,700,000	6.000		03/01/20	1,904,901
Thermo Fisher Scientific, Inc.
	3,600,000	3.600		08/15/21	3,718,229

					12,997,297

Health Care – Services(b) – 0.2%
Express Scripts, Inc.
	3,600,000	3.125		05/15/16	3,626,966

Life Insurance(b) – 0.8%
Lincoln National Corp.
	3,275,000	4.850		06/24/21	3,109,125
MetLife Capital Trust X(a)
	2,000,000	9.250		04/08/38	2,250,000
Reinsurance Group of America, Inc.
	975,000	5.000		06/01/21	1,006,714
	2,575,000	6.750	(c)	12/15/65	2,240,250
The Northwestern Mutual Life Insurance Co.(a)
	4,175,000	6.063		03/30/40	4,916,338

					13,522,427

Media – Cable – 0.1%
Comcast Cable Communications Holdings, Inc.
	1,220,000	8.375		03/15/13	1,343,024

Media – Non Cable(b) – 0.9%
NBCUniversal Media LLC
	7,525,000	4.375		04/01/21	7,729,198
News America, Inc.
	3,800,000	6.150		02/15/41	4,019,572
WPP Finance UK
	2,975,000	8.000		09/15/14	3,372,514

					15,121,284

Metals & Mining(b) – 0.4%
Freeport-McMoRan Copper & Gold, Inc.
	3,544,000	8.375		04/01/17	3,800,940
Teck Resources Ltd.
	2,450,000	10.750		05/15/19	3,047,187

					6,848,127

Noncaptive – Financial – 0.9%
General Electric Capital Corp.
	7,475,000	5.625		05/01/18	8,136,088
International Lease Finance Corp.
	4,000,000	5.750		05/15/16	3,560,000
SLM Corp.
AUD	1,500,000	6.000		05/10/12	1,441,712
	$3,075,000	6.250	(b)	01/25/16	3,016,398

					16,154,198

Pipelines(b) – 0.9%
CenterPoint Energy Resources Corp. Series B
	4,075,000	5.950		01/15/14	4,425,051
El Paso Pipeline Partners Operating Co. LLC
	1,650,000	6.500		04/01/20	1,806,750
Energy Transfer Partners LP
	1,750,000	5.950		02/01/15	1,880,753
Tennessee Gas Pipeline Co.
	1,450,000	8.375		06/15/32	1,906,741
TransCanada PipeLines Ltd.(c)
	3,200,000	6.350		05/15/67	3,176,000
Valmont Industries, Inc.
	2,225,000	6.625		04/20/20	2,577,833

					15,773,128

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Property/Casualty Insurance(b) – 0.8%
Arch Capital Group Ltd.
$1,575,000	7.350%		05/01/34	$1,804,271
QBE Capital Funding III Ltd.(a)(c)
2,425,000	7.250		05/24/41	2,191,980
QBE Insurance Group Ltd.(a)(c)
3,150,000	5.647		07/01/23	2,958,852
The Chubb Corp.(c)
4,225,000	6.375		03/29/67	4,098,250
Transatlantic Holdings, Inc.
2,025,000	8.000		11/30/39	2,371,120

				13,424,473

Real Estate Investment Trusts – 1.9%
Brandywine Operating Partnership LP(b)
3,300,000	4.950		04/15/18	3,183,210
Developers Diversified Realty Corp.
1,525,000	9.625		03/15/16	1,727,062
3,500,000	7.500	(b)	04/01/17	3,692,500
Duke Realty LP(b)
3,025,000	5.950		02/15/17	3,205,206
HCP, Inc.(b)
1,500,000	6.300		09/15/16	1,601,559
2,950,000	6.000		01/30/17	3,107,466
Healthcare Realty Trust, Inc.(b)
2,400,000	6.500		01/17/17	2,611,020
Kilroy Realty LP(b)
1,125,000	5.000		11/03/15	1,164,584
2,375,000	6.625		06/01/20	2,577,383
ProLogis(d)
950,000	2.250		04/01/37	947,625
1,200,000	1.875	(b)	11/15/37	1,170,000
Simon Property Group LP(b)
3,350,000	10.350		04/01/19	4,452,357
WCI Finance LLC(a)(b)
2,986,000	5.400		10/01/12	3,078,369

				32,518,341

Retailers – 0.5%
CVS Caremark Corp.(b)(c)
6,540,000	6.302		06/01/37	6,327,450
Macy’s Retail Holdings, Inc.
2,700,000	7.450		07/15/17	3,190,689

				9,518,139

Schools(b) – 0.3%
Rensselaer Polytechnic Institute
4,200,000	5.600		09/01/20	4,807,446

Technology – Hardware(b) – 0.4%
Hewlett-Packard Co.
2,775,000	3.000		09/15/16	2,797,955
Intel Corp.
3,650,000	1.950		10/01/16	3,676,335

				6,474,290

Tobacco – 0.1%
Altria Group, Inc.
1,650,000	9.700		11/10/18	2,181,218

Transportation(a) – 0.2%
Transnet Ltd.
4,150,000	4.500		02/10/16	4,253,750

Wirelines Telecommunications(b) – 1.1%
AT&T, Inc.
6,975,000	2.950		05/15/16	7,188,114
1,900,000	3.875		08/15/21	1,951,167
Qwest Communications International, Inc.
3,275,000	8.000		10/01/15	3,438,750
Qwest Corp.
1,550,000	8.375		05/01/16	1,699,454
Telecom Italia Capital SA
1,225,000	4.950		09/30/14	1,176,501
3,625,000	7.200		07/18/36	3,260,664

				18,714,650

TOTAL CORPORATE OBLIGATIONS
(Cost $502,586,588)				$508,246,517

Mortgage-Backed Obligations – 38.8%
Adjustable Rate Non-Agency(c) – 1.0%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
$49,228	2.788%		08/25/33	$41,277
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-02, Class 3A2
502,397	5.718		07/25/36	324,347
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
1,431,117	0.505		10/25/35	753,697
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
31,410	2.866		08/25/33	22,851
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
48,908	2.380		03/25/33	39,019
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
4,281,867	0.520		10/19/45	2,632,750
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,175,118	0.470		01/19/36	651,796
Lehman XS Trust Series 2005-5N, Class 3A1A
5,145,645	0.535		11/25/35	3,489,081
Lehman XS Trust Series 2005-9N, Class 1A1
6,015,727	0.505		02/25/36	3,305,089
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
2,645,793	1.092		12/25/46	781,445
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
7,168,015	6.468		11/25/37	3,077,086

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Sequoia Mortgage Trust Series 2003-4, Class 1A2
	$1,698,733	0.750%	07/20/33	$1,351,512
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	101,517	2.574	02/25/33	83,945

				16,553,895

Collateralized Mortgage Obligations – 2.8%
Interest Only(c)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(f)
	264,980	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(f)
	830,330	0.000	07/25/33	1
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(f)
	1,111,982	0.000	08/25/33	1
FNMA REMIC Series 2004-47, Class EI(f)
	2,448,980	0.000	06/25/34	10,556
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0
	3,317,835	0.755	06/25/33	23,740

				34,298

Inverse Floaters(c) – 0.1%
GNMA Series 2001-48, Class SA
	95,306	25.742	10/16/31	154,211
GNMA Series 2001-51, Class SA
	180,055	31.506	10/16/31	309,118
GNMA Series 2001-51, Class SB
	186,078	25.742	10/16/31	310,269
GNMA Series 2002-13, Class SB
	223,807	36.496	02/16/32	388,979

				1,162,577

Inverse Floating Rate – Interest Only(c)(e) – 0.0%
FNMA REMIC Series 2003-46, Class BS
	886,508	7.465	04/25/17	12,397

Planned Amortization Class – 0.0%
FHLMC REMIC Series 2639, Class UL
	101,875	4.750	03/15/22	106,914
FNMA REMIC Series 2003-134, Class ME
	144,125	4.500	06/25/33	152,998
FNMA REMIC Series 2004-64, Class BA
	101,413	5.000	03/25/34	107,147

				367,059

Regular Floater(c) – 1.5%
Arran Residential Mortgages Funding PLC Series 2011-1A, Class A1B(a)
EUR	3,725,450	2.735	11/19/47	4,981,945
FHLMC REMIC Series 3038, Class XA(f)
	$37,595	0.000	09/15/35	37,403
FNMA REMIC Series 2004-62, Class DI(e)(f)
	998,014	0.000	07/25/33	2,987
FNMA REMIC Series 2004-71, Class DI(e)(f)
	2,523,669	0.000	04/25/34	7,995
Granite Mortgages PLC Series 2003-3, Class 2A
EUR	1,574,376	1.988	01/20/44	2,009,263
Granite Mortgages PLC Series 2004-2, Class 3A
GBP	249,383	1.245	06/20/44	370,449
Granite Mortgages PLC Series 2004-3, Class 2A1
	$465,174	0.631	09/20/44	443,116
Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	585,219	1.815	09/20/44	746,853
Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	140,780	1.285	09/20/44	209,121
Permanent Master Issuer PLC Series 2006-1, Class 6A1
	3,200,000	0.947	04/15/20	4,890,151
Permanent Master Issuer PLC Series 2011-1A, Class 1A3(a)
EUR	9,500,000	2.905	07/15/42	12,679,358

				26,378,641

Sequential Fixed Rate – 1.2%
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	$7,000,000	2.699	05/25/18	7,140,298
FHLMC REMIC Series 2664, Class MA
	64,916	5.000	04/15/30	65,583
NCUA Guaranteed Notes Series 2010-C1, Class APT
	7,319,013	2.650	10/29/20	7,572,891
NCUA Guaranteed Notes Series 2010-R1, Class 2A
	1,122,986	1.840	10/07/20	1,127,197
NCUA Guaranteed Notes Series A4
	5,000,000	3.000	06/12/19	5,135,399

				21,041,368

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$48,996,340

Commercial Mortgage-Backed Securities – 2.8%
Sequential Fixed Rate – 2.2%
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
	$10,500,000	5.223%	08/15/48	$10,853,175
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
	346,907	6.278	11/15/39	346,344
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4
	4,700,000	5.444	03/10/39	4,960,630
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
	9,000,000	4.954	09/15/30	9,747,205
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
	6,000,000	5.156	02/15/31	6,504,976
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
	4,690,000	5.424	02/15/40	4,937,703

				37,350,033

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – 0.6%
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
$10,175,000	5.197%	11/15/30	$11,038,648

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$48,388,681

Federal Agencies – 32.2%
Adjustable Rate FNMA(c) – 1.0%
$20,139	2.452%	06/01/33	$21,184
2,720,449	2.470	07/01/34	2,881,135
7,036,232	2.382	09/01/34	7,353,791
5,110,402	2.538	05/01/35	5,379,976
1,769,116	2.069	06/01/35	1,841,021

			17,477,107

FHLMC – 7.5%
279,661	6.500	12/01/13	287,109
4,497	5.500	06/01/14	4,865
804	7.000	10/01/14	858
124,400	6.000	12/01/14	128,115
6,628	7.000	05/01/15	7,065
24,015	8.000	07/01/15	26,221
8,438	7.000	02/01/16	9,183
13,516	7.000	03/01/16	14,588
264,977	7.500	05/01/16	290,610
1,095	5.000	11/01/16	1,176
1,341	5.000	12/01/16	1,441
4,229	5.000	01/01/17	4,539
23,886	5.000	02/01/17	25,635
13,696	5.000	03/01/17	14,699
1,903	5.000	04/01/17	2,043
116,836	5.000	09/01/17	125,397
299,352	5.000	10/01/17	321,281
922	7.000	10/01/17	1,056
173,916	5.000	11/01/17	186,655
71,529	5.000	12/01/17	76,769
107,136	5.000	01/01/18	114,976
282,894	5.000	02/01/18	303,179
199,034	5.000	03/01/18	213,361
121,827	5.000	04/01/18	130,709
76,129	5.000	05/01/18	81,645
57,399	5.000	06/01/18	61,596
117,351	5.000	07/01/18	126,040
40,211	5.000	08/01/18	43,177
184,264	4.500	09/01/18	196,488
18,767	5.000	10/01/18	20,197
31,052	5.000	11/01/18	33,418
275,841	5.000	06/01/19	297,327
1,391,966	4.500	10/01/23	1,502,510
156,955	5.500	10/01/25	170,492
97,534	5.500	11/01/25	105,946
30,363	7.000	06/01/26	34,794
54,620	7.500	03/01/27	63,403
46,584	7.500	12/01/30	52,482
34,308	7.500	01/01/31	38,652
242,996	6.500	10/01/33	270,741
697,341	5.000	12/01/35	749,724
1,662	5.500	02/01/36	1,806
25,684	6.000	04/01/37	28,475
7,062	6.000	07/01/37	7,830
325,990	6.000	09/01/37	361,516
908,638	5.500	02/01/38	984,483
209,341	6.000	07/01/38	232,614
77,202	6.500	09/01/38	86,490
2,232,616	5.500	10/01/38	2,417,333
18,062	6.000	10/01/38	20,071
6,024,016	6.000	11/01/38	6,688,070
2,802,128	5.500	12/01/38	3,033,964
322,175	6.000	12/01/38	357,992
166,679	6.000	01/01/39	185,416
576,896	5.500	02/01/39	624,626
1,000,327	5.000	06/01/39	1,075,678
6,568,569	4.500	09/01/39	7,053,686
345,405	4.500	10/01/39	371,125
5,909,157	5.500	01/01/40	6,398,055
66,374	4.000	08/01/40	69,511
182,000	4.000	09/01/40	190,600
41,749	4.000	10/01/40	43,722
263,537	4.000	11/01/40	275,991
3,930,146	4.000	12/01/40	4,115,862
10,850,000	3.550	11/01/41	11,155,743
74,000,000	4.000	TBA-30yr (g)	77,214,375

			129,135,196

FNMA – 22.5%
1,128,940	7.040	08/01/15	1,250,999
113,011	8.500	10/01/15	117,969
4,631	7.000	01/01/16	5,000
4,952,932	2.800	03/01/18	5,145,740
2,987,463	3.740	05/01/18	3,214,185
3,480,000	3.840	05/01/18	3,740,054
1,277,499	4.500	05/01/18	1,359,988
3,039,366	4.500	06/01/18	3,237,463
153,970	5.000	06/01/18	165,416
1,558,301	4.500	07/01/18	1,660,583
1,448,471	4.500	08/01/18	1,542,790
28,971	6.000	08/01/18	31,798
1,801	6.500	10/01/18	1,986
9,000,000	4.506	06/01/19	9,978,487
2,283,035	3.416	10/01/20	2,380,577
5,000,000	3.540	10/01/20	5,254,955
3,175,733	3.375	11/01/20	3,302,675
1,687,862	3.632	12/01/20	1,781,761
10,217,913	3.763	12/01/20	10,875,724
500,000	3.840	07/01/21	532,934
695,742	5.500	09/01/23	757,009
164,262	5.500	10/01/23	178,955
2,032,685	5.000	02/01/24	2,188,387
310,589	7.000	08/01/27	353,231
9,543	6.500	09/01/27	10,530
875,243	7.000	03/01/28	995,141
11,712	6.500	05/01/28	12,922
2,755	5.500	01/01/29	3,019

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$202	5.500%	04/01/29		$221
5,045	7.500	12/01/30		5,719
3,333	8.000	01/01/31		3,360
20,676	8.000	02/01/31		23,480
244,653	7.000	03/01/31		277,203
18,996	5.500	02/01/33		20,718
400,205	5.500	03/01/33		436,457
47,037	5.500	05/01/33		51,298
54,086	5.000	07/01/33		58,294
11,480	5.500	07/01/33		12,520
310,296	5.000	08/01/33		334,682
121,193	5.500	08/01/33		132,172
39,926	5.000	09/01/33		43,016
222,708	5.500	09/01/33		242,881
8,494	6.500	09/01/33		9,426
3,942	5.500	10/01/33		4,299
29,674	5.000	11/01/33		31,955
53,369	5.500	11/01/33		58,195
19,141	5.000	12/01/33		20,613
13,290	5.500	12/01/33		14,492
18,343	5.000	01/01/34		19,755
21,539	5.500	01/01/34		23,489
47,197	5.500	02/01/34		51,465
12,272	5.000	03/01/34		13,216
5,154	5.500	03/01/34		5,619
7,595	5.500	04/01/34		8,280
956,672	5.500	05/01/34		1,043,326
36,650	5.500	07/01/34		39,964
11,522	5.500	08/01/34		12,564
656	5.500	10/01/34		716
448,072	5.500	12/01/34		488,451
1,065	6.000	12/01/34		1,177
542,475	5.000	04/01/35		584,941
32,238	5.500	04/01/35		35,138
30,917	5.500	07/01/35		33,689
1,247	5.500	08/01/35		1,359
62,814	5.500	09/01/35		68,445
48,954	5.500	11/01/35		53,342
5,756	5.500	12/01/35		6,274
8,265	5.500	01/01/36		9,003
53,493	5.500	02/01/36		58,271
2,509,965	5.500	03/01/36		2,734,680
112,418	6.000	03/01/36		123,862
29,189	5.500	04/01/36		31,797
26,212	6.000	04/01/36		28,880
655,372	6.000	11/01/36		720,263
1,010,935	6.000	12/01/36		1,111,032
555,094	6.000	01/01/37		610,098
6,472	5.500	02/01/37		7,067
11,977	5.500	04/01/37		13,076
11,074	5.500	05/01/37		12,091
5,347	5.500	06/01/37		5,838
550	5.500	08/01/37		600
1,926	5.500	12/01/37		2,105
38,475	6.000	12/01/37		42,740
168,003	5.000	02/01/38		179,183
5,180	5.500	02/01/38		5,662
15,359	5.500	03/01/38		16,786
5,759	5.500	05/01/38		6,299
212,619	6.000	05/01/38		233,702
17,683	5.500	06/01/38		19,340
16,537	6.000	06/01/38		18,411
19,461	5.500	07/01/38		21,285
40,582	6.000	07/01/38		45,182
16,612	6.000	08/01/38		18,495
3,860,981	6.000	11/01/38		4,238,646
279	5.500	12/01/38		308
177,976	4.500	04/01/39		190,914
38,420	4.500	05/01/39		41,213
117,658	4.500	07/01/39		126,538
514,511	4.500	08/01/39		552,827
864,742	5.500	08/01/39		942,093
1,429,153	4.500	09/01/39		1,539,298
1,306,805	4.500	10/01/39		1,406,986
177,330	4.500	11/01/39		190,443
3,245,374	4.500	12/01/39		3,487,418
68,206	4.000	02/01/40		71,517
903,187	4.000	02/01/40		947,198
134,531	4.000	07/01/40		141,062
2,779,227	3.500	09/01/40		2,856,968
29,157,032	3.500	02/01/41		29,972,610
41,216,693	4.000	04/01/41		43,321,193
10,282,563	4.500	04/01/41		10,914,378
967,873	5.000	04/01/41		1,047,180
179,000,000	3.000	TBA-15yr	(g)	183,780,239
29,000,000	4.000	TBA-30yr	(g)	30,374,570

				386,571,836

GNMA – 1.2%
1,807,411	3.950	07/15/25		1,972,550
44,691	6.000	11/15/38		50,029
1,918,234	4.500	06/15/39		2,097,618
876,741	4.500	07/15/39		958,730
80,875	5.000	07/15/39		89,364
3,145,936	5.000	08/15/39		3,466,305
181,133	4.500	10/15/39		198,185
25,086	3.500	11/15/40		26,234
10,000,000	4.000	TBA-30yr	(g)	10,693,750

				19,552,765

TOTAL FEDERAL AGENCIES				$552,736,904

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $661,597,365)				$666,675,820

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – 0.9%
FHLB
$8,400,000	5.375%	05/15/19	$10,294,697
2,400,000	5.000	09/28/29	2,856,223
Small Business Administration
179,022	6.300	06/01/18	194,806
Tennessee Valley Authority
1,400,000	4.625	09/15/60	1,686,071

TOTAL AGENCY DEBENTURES
(Cost $13,694,011)			$15,031,797

Asset-Backed Securities – 4.0%
Home Equity – 1.0%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
$3,400,000	1.485%	10/25/37	$2,533,876
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
6,500,000	1.685	10/25/37	2,685,648
Countrywide Home Equity Loan Trust Series 2002-E, Class A(c)
395,562	0.489	10/15/28	378,566
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(c)
383,795	0.449	12/15/29	293,039
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(c)
9,564,669	0.357	11/15/36	7,520,579
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
1,260,425	7.000	09/25/37	953,393
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
1,901,419	7.000	09/25/37	1,377,002
Impac CMB Trust Series 2004-08, Class 1A(c)
570,933	0.955	10/25/34	344,860
Impac CMB Trust Series 2004-10, Class 2A(c)
713,852	0.875	03/25/35	456,016

			16,542,979

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
832,980	8.330	04/01/30	838,669

Student Loan(c) – 3.0%
Brazos Higher Education Authority, Inc Series 2004 I-A-2
10,974,748	0.518	06/27/22	10,857,666
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,079,370	0.468	09/25/23	1,064,778
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
10,000,000	1.112	02/25/30	9,765,528
Brazos Higher Education Authority, Inc. Series 2011-2, Class A2
9,000,000	1.097	07/25/29	8,834,173
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
6,385,500	0.438	12/26/18	6,336,906
Education Funding Capital Trust I Series 2004-1, Class A2
2,223,958	0.507	12/15/22	2,195,478
GCO Education Loan Funding Trust Series 2006-1, Class A10L
600,000	0.502	02/27/28	509,876
GCO Education Loan Funding Trust Series 2006-1, Class A11L
1,500,000	0.542	05/25/36	1,226,133
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
2,223,846	1.262	02/25/42	2,193,294
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
2,768,185	1.033	07/27/48	2,751,588
Northstar Education Finance, Inc. Series 2005-1, Class A1
612,325	0.353	10/28/26	605,795
South Carolina Student Loan Corp. Series 2005, Class A2
5,000,000	0.446	12/01/20	4,716,913
US Education Loan Trust LLC Series 2006-1, Class A2(a)
978,008	0.456	03/01/25	961,506

			52,019,634

TOTAL ASSET-BACKED SECURITIES
(Cost $77,609,902)			$69,401,282

Foreign Debt Obligations – 2.2%
Sovereign – 1.9%
Federal Republic of Brazil
$1,710,000	8.250%	01/20/34	$2,402,550
1,460,000	7.125	01/20/37	1,861,500
Republic of Chile
9,450,000	3.875	08/05/20	9,856,578
Republic of Colombia
7,390,000	4.375	07/12/21	7,500,776
Russian Federation
100,000	5.000	04/29/20	98,250
1,569,800	7.500 (h)	03/31/30	1,764,455
State of Qatar
2,000,000	5.150	04/09/14	2,163,000
5,410,000	5.250 (a)	01/20/20	5,951,000

			31,598,109

Supranational – 0.3%
North American Development Bank
5,100,000	4.375	02/11/20	5,663,243

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $35,039,475)			$37,261,352

Municipal Debt Obligations – 0.9%
California – 0.6%
California State GO Bonds Build America Taxable Series 2009
$2,225,000	7.500%	04/01/34	$2,678,722
3,925,000	7.550	04/01/39	4,809,145
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950	03/01/36	1,866,516

			9,354,383

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
2,850,000	7.350	07/01/35	3,207,134

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Municipal Debt Obligations – (continued)

Ohio – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
$1,700,000	6.270%		02/15/50	$1,916,648

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,589,636)				$14,478,165

Government Guarantee Obligations – 12.7%
Achmea Hypotheekbank NV(a)(i)
$7,100,000	3.200%		11/03/14	$7,506,099
ANZ National (International) Ltd.(a)(i)
12,500,000	3.250		04/02/12	12,634,787
BRFkredit AS(a)(i)
17,100,000	2.050		04/15/13	17,449,131
Citibank NA(c)(j)
3,300,000	0.299		05/07/12	3,302,607
2,100,000	0.301		06/04/12	2,101,913
Citigroup Funding, Inc.(j)
36,700,000	1.875		10/22/12	37,278,319
12,200,000	1.875		11/15/12	12,402,010
Commonwealth Bank of Australia(a)(i)
5,700,000	2.500		12/10/12	5,824,613
Danske Bank AS(a)(i)
3,500,000	2.500		05/10/12	3,541,923
FIH Erhvervsbank AS(a)(b)(i)
9,200,000	2.000		06/12/13	9,408,776
General Electric Capital Corp.(j)
7,700,000	2.000		09/28/12	7,832,348
13,700,000	2.625		12/28/12	14,076,459
Israel Government AID Bond(j)
4,000,000	5.500		09/18/33	5,254,106
Kreditanstalt fuer Wiederaufbau MTN(i)
8,700,000	2.500		05/28/13	8,984,812
Landwirtschaftliche Rentenbank(i)
4,500,000	2.125		07/15/16	4,658,127
LeasePlan Corp. NV(a)(i)
9,000,000	3.000		05/07/12	9,123,705
Royal Bank of Scotland PLC(a)(i)
15,700,000	1.500		03/30/12	15,781,342
Swedbank AB(i)
1,100,000	3.000	(a)	12/22/11	1,106,113
14,000,000	3.000		12/22/11	14,077,798
8,400,000	2.800	(a)	02/10/12	8,468,855
3,100,000	2.900	(a)	01/14/13	3,195,350
Swedish Housing Finance Corp.(a)(i)
2,500,000	3.125		03/23/12	2,530,315
Westpac Banking Corp.(a)(i)
9,800,000	1.900		12/14/12	9,961,533
Westpac Securities NZ Ltd.(a)(i)
1,500,000	2.500		05/25/12	1,517,329

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $214,090,765)				$218,018,370

U.S. Treasury Obligations – 12.5%
United States Treasury Bonds
$1,100,000	6.125%		11/15/27	$1,620,608
1,100,000	5.375		02/15/31	1,548,085
12,500,000	4.500		05/15/38	16,279,751
200,000	4.250		05/15/39	251,656
8,500,000	4.375	(k)	11/15/39	10,927,090
15,700,000	4.375	(k)	05/15/40	20,216,577
23,300,000	4.250		11/15/40	29,472,402
8,500,000	4.375		05/15/41	10,983,614
United States Treasury Inflation Protected Securities
3,408,024	0.625		07/15/21	3,560,840
United States Treasury Notes
71,200,000	0.375		07/31/13	71,354,511
36,400,000	0.625		07/15/14	36,618,036
11,000,000	1.500		07/31/16	11,295,350

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $196,889,069)				$214,128,520

Shares	Rate	Value

Preferred Stock(b)(c) – 0.1%
JPMorgan Chase & Co.
1,200,000	7.900%	$1,236,012
(Cost $1,200,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,715,296,811)		$1,744,477,835

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(l) – 17.8%
Repurchase Agreement – 17.8%
Joint Repurchase Agreement Account II
$306,300,000	0.095%	10/03/11	$306,300,000
(Cost $306,300,000)

TOTAL INVESTMENTS – 119.5%
(Cost $2,021,596,811)			$2,050,777,835

LIABILITIES IN EXCESS OF OTHER ASSETS – (19.5)%			(334,130,099)

NET ASSETS – 100.0%			$1,716,647,736

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $356,691,262, which represents approximately 20.8% of net assets as of September 30, 2011.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $302,062,934, which represents approximately 17.6% of net assets as of September 30, 2011.

(h)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.

(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $135,770,608, which represents approximately 7.9% of net assets as of September 30, 2011.

(j)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $82,247,762, which represents approximately 4.8% of net assets as of September 30, 2011.

(k)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(l)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 89.

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	USD/GBP	12/21/11	$3,156,823	$17,858
Citibank NA	JPY/EUR	12/21/11	3,332,203	27,161
	USD/AUD	12/21/11	1,954,670	135,361
	USD/EUR	12/21/11	2,056,845	82,536
	USD/GBP	12/21/11	2,073,905	49,665
Credit Suisse International (London)	USD/AUD	12/21/11	967,753	85,596
	USD/JPY	12/21/11	1,474,029	12,971
Deutsche Bank AG (London)	GBP/EUR	12/21/11	2,083,966	27,062
	EUR/AUD	12/21/11	3,110,859	52,591
	EUR/CHF	12/21/11	2,390,570	17,509
	EUR/NZD	12/21/11	2,075,826	33,587
	JPY/EUR	12/21/11	1,235,741	63,803
	USD/AUD	12/21/11	970,628	82,892
	USD/EUR	12/21/11	7,738,294	142,914
	USD/NZD	12/21/11	5,209,208	418,453
HSBC Bank PLC	EUR/NOK	12/21/11	6,597,462	70,961
	EUR/SEK	12/21/11	2,057,407	47,988
	USD/SEK	12/21/11	5,108,740	378,729
JPMorgan Securities, Inc.	USD/CAD	12/21/11	2,023,123	114,877
	USD/EUR	10/13/11	21,835,089	1,630,922
	USD/EUR	12/21/11	1,256,273	25,129
	USD/GBP	10/19/11	4,793,067	117,007
	USD/NZD	12/21/11	6,180,695	209,411
Morgan Stanley Capital Services, Inc.	USD/GBP	12/21/11	2,100,070	51,141
Royal Bank of Canada	EUR/CAD	12/21/11	2,017,711	67,594
	USD/AUD	12/21/11	2,092,647	14,967
	USD/CAD	12/21/11	5,235,159	64,841
	USD/EUR	12/21/11	2,052,492	78,625
State Street Bank	EUR/CAD	12/21/11	2,064,753	39,303
	EUR/NOK	12/21/11	2,095,754	16,338
	USD/AUD	12/21/11	3,355,517	9,099
	USD/CAD	12/21/11	1,045,244	5,756
UBS AG (London)	CHF/EUR	12/21/11	3,934,892	14,317
	GBP/USD	12/21/11	2,154,929	30,392
	USD/CHF	12/21/11	1,330,676	206,324
	USD/EUR	12/21/11	1,046,001	23,852
Westpac Banking Corp.	USD/NZD	12/21/11	1,042,874	1,923

TOTAL				$4,469,455

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	AUD/USD	12/21/11	$1,153,639	$(61,197)
	CAD/USD	12/21/11	2,058,941	(56,059)
	SEK/EUR	12/21/11	1,046,001	(4,018)
Barclays Bank PLC	USD/GBP	12/21/11	852,311	(4,149)
Citibank NA	CAD/USD	12/21/11	3,531,222	(235,778)
	EUR/USD	12/21/11	1,021,893	(46,116)
	GBP/USD	12/21/11	3,169,289	(2,013)
	NZD/USD	12/21/11	1,960,694	(144,840)
	SEK/EUR	12/21/11	1,048,680	(14,786)
Credit Suisse International (London)	CAD/USD	12/21/11	1,525,502	(88,799)
	CHF/USD	12/21/11	2,079,676	(2,324)
	EUR/USD	12/21/11	2,105,395	(17,670)
Deutsche Bank AG (London)	EUR/USD	12/21/11	3,089,788	(101,447)
	NZD/EUR	12/21/11	2,061,198	(110,934)
	NZD/USD	12/21/11	2,039,516	(66,488)
HSBC Bank PLC	NOK/EUR	12/21/11	2,075,930	(21,106)
	SEK/USD	12/21/11	4,638,461	(102,539)
JPMorgan Securities, Inc.	EUR/USD	12/21/11	1,432,823	(17,406)
	JPY/USD	12/21/11	2,949,423	(13,577)
	NZD/USD	12/21/11	7,305,423	(533,687)
Royal Bank of Canada	CAD/EUR	12/21/11	1,962,089	(397)
	CAD/USD	12/21/11	1,045,262	(64,738)
State Street Bank	AUD/USD	12/21/11	733,960	(66,779)
	NOK/EUR	12/21/11	1,061,301	(43,637)
UBS AG (London)	EUR/USD	12/21/11	1,201,878	(58,680)
Westpac Banking Corp.	AUD/USD	12/21/11	3,707,100	(342,123)

TOTAL				$(2,221,287)

FORWARD SALES CONTRACTS — At September 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(g)	Date	Amount	Value

FHLMC	5.500%	TBA-30yr	10/13/2011	$(12,000,000)	$(12,979,687)
FNMA	3.500	TBA-30yr	10/13/2011	(20,000,000)	(20,540,624)
FNMA	5.000	TBA-30yr	10/13/2011	(1,000,000)	(1,075,625)

TOTAL (Proceeds Receivable: $33,872,969)					$(34,595,936)

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	75	December 2011	$18,650,625	$(17,781)
Eurodollars	75	March 2012	18,639,375	(21,642)
Eurodollars	75	June 2012	18,639,375	(13,719)
Eurodollars	75	September 2012	18,641,250	1,133
Eurodollars	75	December 2012	18,640,313	22,502
Eurodollars	75	March 2013	18,637,500	41,236
Eurodollars	13	June 2013	3,228,225	22,233
Ultra Long U.S. Treasury Bonds	44	December 2011	6,979,500	659,927
2 Year U.S. Treasury Notes	(44)	December 2011	(9,688,938)	14,102
5 Year U.S. Treasury Notes	1,596	December 2011	195,485,063	(31,576)
10 Year U.S. Treasury Notes	667	December 2011	86,772,531	244,444
30 Year U.S. Treasury Bonds	271	December 2011	38,651,375	510,159

TOTAL				$1,431,018

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$11,300	12/21/21	3 month LIBOR	3.500%	$(1,371,704)	$(728,097)	$(643,607)
Deutsche Bank Securities, Inc.	5,500	12/21/16	3 month LIBOR	2.500	(304,956)	(195,175)	(109,781)
	4,600	12/21/18	3 month LIBOR	3.250	(448,479)	(389,316)	(59,163)
	2,200	12/21/26	3 month LIBOR	4.000	(417,437)	(332,587)	(84,850)
	7,700	12/21/41	3 month LIBOR	4.250	(2,460,450)	(2,512,417)	51,967
JPMorgan Securities, Inc.	18,900	12/21/18	3 month LIBOR	3.250	(1,842,664)	(1,680,206)	(162,458)
	7,300	05/15/37	3 month LIBOR	3.250	(755,058)	(296,192)	(458,866)
Morgan Stanley Capital Services, Inc.	26,500	12/21/18	3 month LIBOR	3.250	(2,583,629)	(2,444,600)	(139,029)

TOTAL					$(10,184,377)	$(8,578,590)	$(1,605,787)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North American Investment Grade Index 16	$41,800	(1.000)%	06/20/14	106	$57,060	$(418,345)	$475,405
Deutsche Bank Securities, Inc.	CDX North American Investment Grade Index 16	15,400	(1.000)	06/20/14	106	21,022	(163,071)	184,093
JPMorgan Securities, Inc.	CDX North American Investment Grade Index 16	41,100	(1.000)	06/20/14	106	56,104	(451,880)	507,984
Morgan Stanley Capital Services, Inc.	CDX North American Investment Grade Index 16	72,800	(1.000)	06/20/14	106	99,377	(679,077)	778,454
Protection Sold:
Bank of America Securities LLC	CDX North American Investment Grade Index 16	41,800	1.000	06/20/16	135	(643,312)	56,333	(699,645)
Credit Suisse First Boston Corp.	Prudential Financial, Inc. 4.500%, 7/15/13	1,150	1.000	06/20/15	280	(71,249)	(43,470)	(27,779)
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 6/15/15	4,200	1.000	03/20/15	322	(297,833)	(159,245)	(138,588)
	CDX North American Investment Grade Index 16	7,975	1.000	06/20/16	135	(122,737)	22,797	(145,534)
	Markit CDX Index 16	15,000	1.000	06/20/21	233	(1,101,588)	(434,908)	(666,680)
JPMorgan Securities, Inc.	Prudential Financial, Inc. 4.500%, 7/15/13	975	1.000	06/20/15	280	(60,406)	(44,496)	(15,910)
Morgan Stanley Capital Services, Inc.	CDX North American Investment Grade Index 16	55,700	1.000	06/20/16	135	(857,237)	71,756	(928,993)

TOTAL						$(2,920,799)	$(2,243,606)	$(677,193)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$13,700	11/17/11	2.440%	$(444,995)	$(260,300)	$(184,695)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	13,700	11/17/11	2.440	(81,407)	(260,300)	178,893
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	11,400	11/17/11	2.450	(378,373)	(215,460)	(162,913)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	11,400	11/17/11	2.450	(65,358)	(215,460)	150,102

TOTAL		$50,200			$(970,133)	$(951,520)	$(18,613)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$35,000	$(381,190)

Contracts Written	607,000	(10,776,919)
Contracts Bought to Close	(515,000)	9,423,731
Contracts Expired	(76,800)	782,858

Contracts Outstanding September 30, 2011	$50,200	$(951,520)

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 27.9%
Automotive(a) – 0.1%
The Goodyear Tire & Rubber Co.
	$439,000	10.500%		05/15/16	$477,413

Banks – 9.8%
Abbey National Treasury Services PLC
	925,000	4.000		04/27/16	843,296
ANZ Capital Trust II(a)(b)
	175,000	5.360		07/29/49	171,281
Bank of America Corp.
	1,575,000	6.100		06/15/17	1,477,416
Bank of Nova Scotia(b)
	1,700,000	2.150		08/03/16	1,729,116
Bank of Scotland PLC(b)
	500,000	5.250		02/21/17	540,231
Barclays Bank PLC
	900,000	6.750		05/22/19	964,766
BBVA Bancomer SA(b)
	750,000	7.250		04/22/20	729,028
Canadian Imperial Bank of Commerce(b)
	900,000	0.900		09/19/14	895,352
Citigroup Capital XXI(a)(c)
	741,000	8.300		12/21/57	724,328
Citigroup, Inc.
	400,000	6.375		08/12/14	427,979
	925,000	5.000		09/15/14	902,130
	305,000	6.125		11/21/17	326,249
	325,000	5.375		08/09/20	336,460
Discover Bank
	400,000	8.700		11/18/19	459,441
DnB NOR Boligkreditt AS(b)
	3,600,000	2.100		10/14/15	3,643,337
	1,900,000	2.900		03/29/16	1,969,002
Fifth Third Bancorp
	300,000	3.625		01/25/16	302,080
Fifth Third Bank(c)
	450,000	0.402		05/17/13	440,639
First Niagara Financial Group, Inc.(a)
	325,000	6.750		03/19/20	371,605
HSBC Bank USA NA
	524,000	4.875		08/24/20	494,864
HSBC Holdings PLC
	1,000,000	6.800		06/01/38	1,006,212
ING Bank NV(b)
	800,000	2.375		06/09/14	775,812
	1,400,000	2.500		01/14/16	1,402,912
JPMorgan Chase Capital XX(a)
	475,000	6.550		09/29/36	472,625
JPMorgan Chase Capital XXII Series V(a)
	250,000	6.450		02/02/37	248,750
Lloyds TSB Bank PLC(b)
	200,000	6.500		09/14/20	169,955
MUFG Capital Finance 1 Ltd.(a)(c)
	450,000	6.346		07/29/49	452,250
Nordea Eiendomskreditt AS(b)
	1,700,000	1.875		04/07/14	1,738,112
Resona Preferred Global Securities Ltd.(a)(b)(c)
	550,000	7.191		07/30/49	514,303
Royal Bank of Scotland PLC
	600,000	4.875	(b)	08/25/14	604,097
	225,000	5.625		08/24/20	212,871
Santander Holdings USA, Inc.
	270,000	4.625		04/19/16	253,356
Sparebank 1 Boligkreditt AS(b)
	2,400,000	2.625		05/27/16	2,487,352
SunTrust Banks, Inc.(a)
	475,000	3.600		04/15/16	474,010
Swedbank Hypotek AB(b)(c)
	400,000	0.813		03/28/14	400,509
The Bear Stearns Cos. LLC
	750,000	7.250		02/01/18	881,510
The Toronto-Dominion Bank(b)
	1,800,000	0.875		09/12/14	1,793,288
	2,200,000	1.625		09/14/16	2,192,410

					33,828,934

Brokerage(a) – 0.4%
Morgan Stanley, Inc.
	775,000	6.625		04/01/18	770,816
	525,000	7.300		05/13/19	539,442

					1,310,258

Building Materials(b)(c) – 0.1%
Cemex SAB de CV
EUR	300,000	5.369		09/30/15	195,003

Chemicals(a) – 0.2%
The Dow Chemical Co.
	$500,000	7.600		05/15/14	568,782

Construction Machinery(a) – 0.2%
Case New Holland, Inc.
	750,000	7.750		09/01/13	778,125

Consumer Cyclical Services(a) – 0.3%
Ashtead Capital, Inc.(b)
	175,000	9.000		08/15/16	177,625
Iron Mountain, Inc.
	225,000	8.750		07/15/18	229,500
RSC Equipment Rental/RSC Holdings Inc.
	550,000	10.000	(b)	07/15/17	581,625
	250,000	8.250		02/01/21	217,500

					1,206,250

Consumer Products(a) – 0.2%
ACCO Brands Corp.
	675,000	10.625		03/15/15	722,250

Defense(a) – 0.1%
L-3 Communications Corp.
	351,000	6.375		10/15/15	357,143

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	250,000	6.750		09/30/19	297,875

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Diversified Manufacturing(a)(b) – 0.2%
Xylem, Inc.
$550,000	3.550%		09/20/16	$549,998

Electric(a) – 0.6%
Arizona Public Service Co.
375,000	8.750		03/01/19	480,571
Ipalco Enterprises, Inc.(b)
300,000	5.000		05/01/18	282,750
Nevada Power Co.
225,000	7.125		03/15/19	280,978
NRG Energy, Inc.
150,000	7.375		01/15/17	154,500
PPL WEM Holdings PLC(b)
750,000	5.375		05/01/21	790,545
Puget Sound Energy, Inc.(c)
250,000	6.974		06/01/67	248,750

				2,238,094

Energy – 3.1%
Anadarko Petroleum Corp.(a)
700,000	6.375		09/15/17	783,072
400,000	8.700		03/15/19	501,536
BP Capital Markets PLC
325,000	3.200		03/11/16	337,988
1,000,000	4.500	(a)	10/01/20	1,082,341
Cimarex Energy Co.(a)
110,000	7.125		05/01/17	111,100
Dolphin Energy Ltd.(a)
212,064	5.888	(b)	06/15/19	227,227
326,932	5.888		06/15/19	350,308
Gaz Capital SA for Gazprom(d)
870,000	9.250		04/23/19	1,009,200
Newfield Exploration Co.(a)
500,000	7.125		05/15/18	522,500
200,000	5.750		01/30/22	197,750
Nexen, Inc.(a)
200,000	6.400		05/15/37	203,508
375,000	7.500		07/30/39	430,879
Petrobras International Finance Co.(a)
60,000	5.750		01/20/20	61,547
920,000	5.375		01/27/21	915,093
Petroleos de Venezuela SA(a)
370,000	8.500		11/02/17	242,350
Petroleos Mexicanos(a)(b)
270,000	5.500		01/21/21	283,500
Plains Exploration & Production Co.(a)
525,000	10.000		03/01/16	573,563
150,000	7.625		06/01/18	153,375
PTT Exploration and Production Public Co. Ltd.(b)
460,000	5.692		04/05/21	464,830
Range Resources Corp.(a)
50,000	7.500		10/01/17	52,875
150,000	7.250		05/01/18	159,000
TNK-BP Finance SA
280,000	7.500		07/18/16	289,800
Transocean, Inc.(a)
650,000	6.000		03/15/18	689,922
175,000	6.500		11/15/20	190,300
Weatherford International Ltd.(a)
580,000	9.625		03/01/19	741,218

				10,574,782

Food & Beverage – 0.4%
Anheuser-Busch InBev Worldwide, Inc.(a)
625,000	4.125		01/15/15	677,448
Kraft Foods, Inc.
625,000	6.500		02/09/40	766,094

				1,443,542

Gaming(a)(b) – 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp.
250,000	7.625		01/15/16	235,625

Health Care – Medical Products(a) – 0.3%
Boston Scientific Corp.
625,000	4.500		01/15/15	653,551
DJO Finance LLC/DJO Finance Corp.
490,000	10.875		11/15/14	490,000

				1,143,551

Health Care – Services(a) – 0.3%
Community Health Systems, Inc.
725,000	8.875		07/15/15	710,500
HCA, Inc.
250,000	7.875		02/15/20	257,500

				968,000

Life Insurance – 1.5%
MetLife Capital Trust X(a)(b)
400,000	9.250		04/08/38	450,000
MetLife, Inc.(a)
825,000	4.750		02/08/21	854,656
Nationwide Financial Services, Inc.(a)(b)
825,000	5.375		03/25/21	806,863
Prudential Financial, Inc.
850,000	3.875		01/14/15	871,742
775,000	6.000		12/01/17	839,113
Reinsurance Group of America, Inc.(a)(c)
625,000	6.750		12/15/65	543,750
Symetra Financial Corp.(a)(b)
100,000	6.125		04/01/16	105,508
The Northwestern Mutual Life Insurance Co.(a)(b)
725,000	6.063		03/30/40	853,735

				5,325,367

Media – Cable(a) – 0.7%
Charter Communications Operating LLC(b)
325,000	10.875		09/15/14	349,375
CSC Holdings LLC
125,000	8.500		06/15/15	131,875
DIRECTV Holdings LLC
450,000	6.350		03/15/40	497,841

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Media – Cable(a) – (continued)

DIRECTV Holdings LLC/DirecTV Financing Co., Inc.
$400,000	5.875%		10/01/19	$451,532
DISH DBS Corp.
125,000	7.125		02/01/16	125,937
UPCB Holding BV(b)
475,000	6.625		07/01/20	447,544
Virgin Media Finance PLC
500,000	9.500		08/15/16	540,000

				2,544,104

Media – Non Cable(a) – 1.1%
NBCUniversal Media LLC
1,375,000	4.375		04/01/21	1,412,312
News America, Inc.
675,000	6.150		02/15/41	714,003
Nielsen Finance LLC
624,000	11.500		05/01/16	712,920
SGS International, Inc.
170,000	12.000		12/15/13	169,575
WPP Finance UK
551,000	8.000		09/15/14	624,623

				3,633,433

Metals & Mining(a) – 0.6%
Freeport-McMoRan Copper & Gold, Inc.
675,000	8.375		04/01/17	723,937
Steel Dynamics, Inc.
675,000	7.750		04/15/16	671,625
Teck Resources Ltd.
500,000	10.750		05/15/19	621,875

				2,017,437

Noncaptive – Financial – 0.6%
Alrosa Finance SA
200,000	7.750		11/03/20	186,000
Capital One Capital III(a)
500,000	7.686		08/15/36	488,750
GE Capital Trust I(a)(c)
458,000	6.375		11/15/67	437,390
GEO Maquinaria(a)(b)
229,138	9.625		05/02/21	194,767
International Lease Finance Corp.
375,000	8.250		12/15/20	365,625
SLM Corp.(a)
575,000	6.250		01/25/16	564,042

				2,236,574

Packaging(a)(b) – 0.1%
Plastipak Holdings, Inc.
250,000	8.500		12/15/15	247,500

Paper(a) – 0.2%
PE Paper Escrow GmbH(b)
475,000	12.000		08/01/14	498,750
Rock-Tenn Co.
75,000	5.625		03/15/13	76,875

				575,625

Pipelines – 1.6%
Boardwalk Pipelines LP(a)
575,000	5.875		11/15/16	643,971
DCP Midstream LLC(a)(b)
500,000	9.750		03/15/19	665,297
El Paso Corp.(a)
500	7.750		01/15/32	568
El Paso Pipeline Partners Operating Co. LLC(a)
700,000	6.500		04/01/20	766,500
Energy Transfer Partners LP(a)
675,000	5.950		02/01/15	725,433
Enterprise Products Operating LLC(a)(c)
100,000	7.034		01/15/68	101,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.(a)
210,000	8.750		04/15/18	222,600
Southern Star Central Gas Pipeline, Inc.(a)(b)
300,000	6.000		06/01/16	336,958
Tennessee Gas Pipeline Co.
825,000	8.000	(a)	02/01/16	968,884
325,000	7.625		04/01/37	408,505
TransCanada PipeLines Ltd.(a)(c)
875,000	6.350		05/15/67	868,437

				5,708,153

Property/Casualty Insurance(a) – 0.3%
QBE Capital Funding III Ltd.(b)(c)
525,000	7.250		05/24/41	474,552
The Chubb Corp.(c)
125,000	6.375		03/29/67	121,250
Transatlantic Holdings, Inc.
275,000	8.000		11/30/39	322,004

				917,806

Real Estate Investment Trust – 1.6%
Brandywine Operating Partnership LP(a)
625,000	4.950		04/15/18	602,881
Developers Diversified Realty Corp.
265,000	9.625		03/15/16	300,112
675,000	7.500	(a)	04/01/17	712,125
Duke Realty LP(a)
425,000	6.750		03/15/20	441,319
HCP, Inc.(a)
525,000	6.000		01/30/17	553,023
325,000	5.375		02/01/21	324,882
Healthcare Realty Trust, Inc.(a)
550,000	6.500		01/17/17	598,359
Liberty Property LP(a)
775,000	4.750		10/01/20	770,578
ProLogis(a)(d)
325,000	1.875		11/15/37	316,875
Simon Property Group LP(a)
625,000	10.350		04/01/19	830,663
WEA Finance LLC/WT Finance Australia Property Ltd.(a)(b)
150,000	7.500		06/02/14	167,327

				5,618,144

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Retailers(a) – 0.6%
CVS Caremark Corp.
	$1,250,000	6.302	%(c)	06/01/37	$1,209,375
	875,000	5.750		05/15/41	976,024

					2,185,399

Schools(a) – 0.3%
Rensselaer Polytechnic Institute
	850,000	5.600		09/01/20	972,936

Technology(a) – 0.4%
CommScope, Inc.(b)
	500,000	8.250		01/15/19	485,000
Fidelity National Information Services, Inc.
	425,000	7.875		07/15/20	444,125
Hewlett-Packard Co.
	525,000	3.000		09/15/16	529,343

					1,458,468

Tobacco – 0.1%
Altria Group, Inc.
	300,000	9.700		11/10/18	396,585

Wireless Telecommunications – 0.5%
Digicel Ltd.(a)(b)
	250,000	8.250		09/01/17	238,750
Intelsat Jackson Holdings SA(a)(b)
	625,000	7.250		04/01/19	581,250
Sprint Capital Corp.(a)
	125,000	8.375		03/15/12	126,563
Verizon Wireless Capital LLC(a)
	150,000	8.500		11/15/18	199,376
VimpelCom Holdings BV(b)
	200,000	7.504		03/01/22	163,000
VIP Finance Ireland Ltd. for OJSC Vimpel Communications(b)
	230,000	6.493		02/02/16	208,725
	420,000	7.748		02/02/21	346,500

					1,864,164

Wirelines Telecommunications – 1.2%
AT&T, Inc.(a)
	725,000	2.950		05/15/16	747,152
	375,000	3.875		08/15/21	385,099
	450,000	6.400		05/15/38	520,270
Frontier Communications Corp.(a)
	625,000	6.250		01/15/13	624,219
MTS International Funding Ltd.
	100,000	8.625		06/22/20	98,500
Qwest Communications International, Inc.(a)
EUR	416,000	8.000		10/01/15	436,800
Qwest Corp.(a)
	$375,000	8.375		05/01/16	411,158
Telecom Italia Capital SA(a)
	325,000	7.200		07/18/36	292,335
Verizon Communications, Inc.(a)
	200,000	6.400		02/15/38	240,812
	150,000	8.950		03/01/39	233,260
Windstream Corp.(a)
EUR	18,000	8.625		08/01/16	18,675

					4,008,280

TOTAL CORPORATE OBLIGATIONS
(Cost $95,774,839)					$96,605,600

Mortgage-Backed Obligations – 43.8%
Adjustable Rate Non-Agency(c) – 2.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
	$93,418	2.811%		04/25/35	$85,113
Banc of America Funding Corp. Series 2007-E, Class 4A1
	1,090,694	5.568		07/20/47	713,641
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
	80,112	2.473		04/25/34	69,137
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	264,778	0.585		09/25/35	151,729
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	180,145	2.699		04/20/35	152,258
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	118,575	2.846		11/20/34	92,417
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
	2,120,741	1.182		04/19/47	1,215,667
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
	45,325	2.697		12/25/34	39,424
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
	157,182	3.105		06/25/34	146,399
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
	514,359	0.410		11/19/36	316,938
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	329,979	2.466		08/25/35	216,697
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
	372,862	2.796		07/25/35	310,147
Lehman XS Trust Series 2007-4N, Class 1A1
	814,508	0.365		03/25/47	600,578
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
	661,448	1.442		12/25/46	205,890
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
	464,563	2.512		10/25/34	380,570
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
	419,673	5.208		09/25/35	314,671
Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
	892,750	5.623		04/25/37	617,247
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
	68,368	2.444		09/25/34	56,690

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
	$171,864	2.539%	05/25/34	$153,475
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
	2,940,250	2.518	12/25/35	956,757
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
	1,000,000	2.828	02/25/36	612,500
Washington Mutual Asset-Backed Certificates Series 2007-HE1, Class 2A3
	3,000,000	0.385	01/25/37	1,002,515
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
	166,741	2.577	06/25/34	156,003
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
	425,847	2.555	03/25/36	326,625

				8,893,088

Collateralized Mortgage Obligations – 5.7%
Planned Amortization Class – 1.0%
FHLB REMIC Series 3820, Class DA
	2,913,890	4.000	11/15/35	3,107,310
FNMA REMIC Series 2005-70, Class PA
	314,911	5.500	08/25/35	353,877

				3,461,187

Regular Floater(c) – 0.6%
FHLMC REMIC Series 3038, Class XA(e)
	5,371	0.000	09/15/35	5,343
Permanent Master Issuer PLC Series 2011-1A, Class 1A3(b)
EUR	1,600,000	2.905	07/15/42	2,135,471

				2,140,814

Sequential Fixed Rate – 2.4%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
	$516,532	6.000	03/25/35	442,924
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	1,300,000	2.699	05/25/18	1,326,055
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
	609,449	6.000	02/25/37	400,917
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8, Class A4
	3,540,000	5.399	05/15/45	3,783,900
NCUA Guaranteed Notes Series 2010-C1, Class APT
	1,268,629	2.650	10/29/20	1,312,634
NCUA Guaranteed Notes Series A4
	900,000	3.000	06/12/19	924,372

				8,190,802

Sequential Floating Rate(c) – 1.7%
Bear Stearns Alt-A Trust Series 2006-6, Class 1A1
	1,500,432	0.395	11/25/36	552,046
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
	6,464,109	0.485	11/25/36	1,106,921
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
	6,180,238	0.515	08/25/36	1,005,292
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2007-BAR1, Class A3
	4,000,000	0.395	03/25/37	1,383,012
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4
	1,800,000	6.072	04/15/45	1,973,293

				6,020,564

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$19,813,367

Commercial Mortgage-Backed Securities – 0.6%
Sequential Fixed Rate – 0.6%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
	$375,984	5.118%	07/11/43	$378,773
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
	1,550,000	5.424	02/15/40	1,631,863

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$2,010,636

Federal Agencies – 34.9%
Adjustable Rate FHLMC(c) – 0.1%
	$251,095	2.931%	09/01/35	$264,372
	77,310	5.737	04/01/37	81,519

				345,891

FHLMC – 6.9%
	107,742	5.000	05/01/18	115,925
	201,047	6.500	08/01/37	223,185
	12,172	6.000	09/01/37	13,498
	457,830	6.500	10/01/37	509,390
	250,659	5.500	02/01/38	271,582
	14,641	6.000	02/01/38	16,255
	79,840	6.000	07/01/38	88,717
	264,458	6.500	09/01/38	296,273
	730,674	5.500	10/01/38	791,127
	15,917	6.000	10/01/38	17,687
	737,402	5.500	12/01/38	798,412
	144,224	5.500	02/01/39	156,156
	861,020	4.500	09/01/39	924,520
	738,645	5.500	01/01/40	799,757
	50,256	4.000	09/01/40	52,631
	57,050	4.000	11/01/40	59,746
	1,063,709	4.000	12/01/40	1,113,974
	2,000,000	3.550	11/01/41	2,056,358
	15,000,000	4.000	TBA-30yr (f)	15,651,563

				23,956,756

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)

FNMA – 26.8%
$988,198	3.070%	12/01/17		$1,027,094
792,469	2.800	03/01/18		823,318
1,892,060	3.740	05/01/18		2,035,651
630,000	3.840	05/01/18		677,079
7,366	6.000	12/01/18		8,084
1,600,000	4.506	06/01/19		1,773,953
397,050	3.416	10/01/20		414,013
595,450	3.375	11/01/20		619,251
297,858	3.632	12/01/20		314,428
1,884,858	3.763	12/01/20		2,006,202
85,657	6.000	06/01/21		93,282
200,000	3.840	07/01/21		213,174
237,436	5.000	08/01/23		256,645
121,102	5.500	09/01/23		131,770
54,754	5.500	10/01/23		59,652
508,171	5.000	02/01/24		547,097
2,877,845	5.500	05/01/25		3,130,781
73	6.000	03/01/32		81
308,482	6.000	12/01/32		341,310
2,607	6.000	05/01/33		2,885
20,146	5.000	08/01/33		21,732
2,982	5.500	09/01/33		3,252
1,492	6.000	12/01/33		1,654
3,941	5.500	02/01/34		4,297
50,342	6.000	02/01/34		55,717
634	5.500	04/01/34		692
37,415	5.500	12/01/34		40,786
101,177	5.000	04/01/35		109,097
1,891	6.000	04/01/35		2,087
5,245	5.500	09/01/35		5,716
158,756	5.000	11/01/35		170,982
4,184	6.000	02/01/36		4,609
138,348	4.500	03/01/36		147,432
172,745	5.000	03/01/36		186,048
25,605	6.000	03/01/36		28,211
32,973	6.000	04/01/36		36,330
1,260	6.000	05/01/36		1,386
3,251	6.000	06/01/36		3,577
77,719	6.000	11/01/36		85,414
64,038	6.000	01/01/37		70,379
573	5.500	02/01/37		626
899	5.500	04/01/37		982
925	5.500	05/01/37		1,010
38,475	6.000	12/01/37		42,740
1,360	5.500	03/01/38		1,486
28,505	5.000	05/01/38		30,656
50,721	6.000	05/01/38		55,969
3,088,355	5.500	06/01/38		3,353,957
16,537	6.000	06/01/38		18,411
1,341	5.500	07/01/38		1,467
40,582	6.000	07/01/38		45,183
1,466	5.500	08/01/38		1,604
16,612	6.000	08/01/38		18,495
813	5.500	09/01/38		889
404,056	6.000	11/01/38		443,579
524	5.500	12/01/38		573
67,111	4.500	04/01/39		71,990
489,853	4.500	08/01/39		527,052
216,185	5.500	08/01/39		235,523
219,450	4.500	09/01/39		236,363
110,608	4.500	10/01/39		119,133
66,867	4.500	11/01/39		71,811
848,561	4.500	12/01/39		911,202
926,409	3.500	09/01/40		952,323
148,367	3.500	11/01/40		152,517
1,126,032	3.500	12/01/40		1,157,529
3,523,014	3.500	01/01/41		3,621,618
1,133,791	3.500	02/01/41		1,165,571
6,873,490	4.000	04/01/41		7,208,425
34,000,000	3.000	TBA-15yr	(f)	34,895,157
21,000,000	4.000	TBA-30yr	(f)	22,010,625

				92,809,614

GNMA – 1.1%
285,381	3.950	07/15/25		311,455
8,809	5.500	05/15/36		9,752
1,217,703	3.500	11/15/40		1,273,422
2,000,000	4.000	TBA-30yr	(f)	2,138,750

				3,733,379

TOTAL FEDERAL AGENCIES				$120,845,640

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $149,493,493)				$151,562,731

Agency Debentures – 1.0%
FHLB
$700,000	4.500%	09/13/19		$815,111
2,400,000	4.625 (g)	09/11/20		2,819,863

TOTAL AGENCY DEBENTURES
(Cost $3,142,393)				$3,634,974

Asset-Backed Securities – 15.1%
Collateralized Loan Obligations(c) – 7.5%
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(b)
$3,479,902	0.601%	06/20/17		$3,327,141
Callidus Debt Partners Fund Ltd. Series 6A, Class A1T(b)
2,381,911	0.513	10/23/21		2,192,532
Gulf Stream Compass CLO Ltd. Series 04-1A, Class A(b)
1,670,325	0.609	07/15/16		1,644,667
KKR Financial CLO Ltd. Series 2006-1A, Class A1(b)
463,742	0.592	08/25/18		432,914
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
841,287	0.636	05/15/21		768,403
KKR Financial CLO Ltd. Series 2007-AA, Class A(b)
457,611	0.999	10/15/17		434,953
Monument Park CDO Ltd. Series 2003 1A, Class A1(b)
649,862	0.801	01/20/16		632,462

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations (c) – (continued)

Mountain View Funding CLO Series 2007-3A, Class A1(b)
$1,982,321	0.465%	04/16/21	$1,844,907
Mt. Wilson CLO Ltd. Series 06-1A, Class A(b)
2,433,639	0.499	07/15/18	2,290,712
Navigare Funding CLO Ltd. Series 06-1A, Class A(b)
3,354,274	0.558	05/20/19	3,285,924
Navigator CDO Ltd. Series 05-1A, Class A1B(b)
444,307	0.502	10/21/17	424,121
Westchester CLO Ltd. Series 2007-1X, Class A1A
6,485,623	0.479	08/01/22	6,002,418
WG Horizons CLO Series 06-1A, Class A1(b)
3,000,000	0.579	05/24/19	2,762,016

			26,043,170

Home Equity – 1.0%
ACE Securities Corp. Series 2007-HE4, Class A2A(c)
7,562,609	0.365	05/25/37	1,673,661
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
7,634	1.035	10/27/32	6,923
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
7,014	0.895	10/25/32	5,723
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)(c)
57,460	1.235	10/25/37	54,712
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
150,000	1.485	10/25/37	111,789
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
450,000	1.685	10/25/37	185,930
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
1,879	0.855	01/25/32	1,291
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
1,935	0.991	03/20/31	1,218
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
231,078	7.000	09/25/37	174,789
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
81,489	7.000	09/25/37	59,014
Home Equity Asset Trust Series 2002-1, Class A4(c)
257	0.835	11/25/32	163
People’s Financial Realty Mortgage Securities Trust Series 2006-1, Class 1A3(c)
5,153,298	0.395	09/25/36	1,185,719
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
2,558	0.675	08/25/33	2,034
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
7,195	0.735	12/25/33	5,805

			3,468,771

Student Loan(c) – 6.6%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
1,047,624	0.468	09/25/23	1,033,461
Brazos Higher Education Authority, Inc. Series 2010-1, Class A1
1,814,223	1.212	05/25/29	1,794,635
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
1,600,000	1.112	02/25/30	1,562,484
Brazos Higher Education Authority, Inc. Series 2011-2, Class A2
1,600,000	1.097	07/25/29	1,570,520
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
1,236,591	0.518	06/27/22	1,223,399
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
1,161,000	0.438	12/26/18	1,152,165
Brazos Student Finance Corp. Series 2010-1, Class A1
807,927	1.258	06/25/35	800,229
College Loan Corp. Trust Series 06-1, Class A3
1,000,000	0.343	10/25/25	979,479
Education Funding Capital Trust I Series 2004-1, Class A2
404,356	0.507	12/15/22	399,178
Educational Funding of the South, Inc. Series 2011-1, Class A2
2,100,000	0.903	04/25/35	1,943,661
GCO Education Loan Funding Trust Series 2006-1, Class A10L
100,000	0.502	02/27/28	84,979
GCO Education Loan Funding Trust Series 2006-1, Class A11L
300,000	0.542	05/25/36	245,226
Goal Capital Funding Trust Series 2010-1, Class A(b)
443,748	1.012	08/25/48	428,142
Missouri Higher Education Loan Authority Series 2010-1, Class A1
815,699	1.262	11/26/32	809,118
Northstar Education Finance, Inc. Series 2004-1, Class A4
1,500,000	0.443	04/29/19	1,486,332
Northstar Education Finance, Inc. Series 2005-1, Class A1
153,081	0.353	10/28/26	151,449
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2, Class A1
889,953	1.376	10/01/35	891,052
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
1,600,000	1.208	07/01/24	1,583,007
SLC Student Loan Center Series 2011-1, Class A(b)
665,905	1.455	10/25/27	663,401
SLM Student Loan Trust Series 2011-2, Class A2
325,000	1.435	10/25/34	320,020
South Carolina Student Loan Corp. Series 2005, Class A1
1,813,835	0.426	12/03/18	1,793,325
South Carolina Student Loan Corp. Series 2006-1, Class A1
1,500,000	0.416	12/02/19	1,466,092
US Education Loan Trust LLC Series 2006-1, Class A2(b)
225,694	0.456	03/01/25	221,886

			22,603,240

TOTAL ASSET-BACKED SECURITIES
(Cost $52,907,856)			$52,115,181

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Debt Obligations – 2.7%
Sovereign – 2.4%
Federal Republic of Brazil
	$780,000	4.875%	01/22/21	$832,650
Republic of Argentina(c)(h)
EUR	4,300,000	0.000	12/15/35	699,952
Republic of Colombia
	$1,200,000	4.375	07/12/21	1,217,988
Republic of South Africa
ZAR	1,120,000	7.250	01/15/20	130,384
	7,640,000	6.750	03/31/21	851,451
	9,310,000	10.500	12/21/26	1,336,568
	7,205,000	10.500	12/21/26	1,034,369
Republic of Venezuela
	$500,000	7.750	10/13/19	318,750
	90,000	9.000	05/07/23	56,250
	110,000	8.250	10/13/24	64,350
	30,000	9.250	05/07/28	18,450
State of Qatar
	500,000	5.150	04/09/14	540,750
	630,000	5.250 (b)	01/20/20	693,000
United Mexican States
MXN	1,495,200	7.500	06/03/27	111,554
	$300,000	6.050	01/11/40	340,500

				8,246,966

Supranational – 0.3%
North American Development Bank
	900,000	4.375	02/11/20	999,396

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $9,665,870)				$9,246,362

Structured Notes(c)(e) – 0.5%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	3,399,192	6.000%	08/15/40	$1,861,414
(Cost $2,047,315)

Municipal Debt Obligations – 0.8%
California – 0.5%
California State GO Bonds Build America Taxable Series 2009
	$375,000	7.500%	04/01/34	$451,470
	500,000	7.550	04/01/39	612,630
California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	709,162

				1,773,262

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	562,655
Illinois State GO Bonds Taxable-Pension Series 2003
	225,000	5.100	06/01/33	203,380

				766,035

Ohio – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	281,860

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,438,884)				$2,821,157

Government Guarantee Obligations – 0.8%
Achmea Hypotheekbank NV(b)(i)
	$1,800,000	3.200%	11/03/14	$1,902,955
Bank of Ireland
GBP	115,000	6.750 (j)	01/30/12	176,193
	$540,000	2.750 (i)	03/02/12	518,520
Israel Government AID Bond(j)
	50,000	5.500	04/26/24	64,206
	40,000	5.500	09/18/33	52,541

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $2,595,110)				$2,714,415

U.S. Treasury Obligations – 7.3%
United States Treasury Bonds
	$4,500,000	4.375%	05/15/41	$5,814,855
United States Treasury Inflation Protected Securities
	701,652	0.625	07/15/21	733,114
United States Treasury Notes
	18,600,000	0.625	07/15/14	18,711,414

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,075,878)				$25,259,383

Shares	Rate	Value

Preferred Stock(a)(c) – 0.1%
JPMorgan Chase & Co.
350,000	7.900%	$360,504
(Cost $350,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $342,491,638)		$346,181,721

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment – 20.6%(k)
Repurchase Agreement – 20.6%
Joint Repurchase Agreement Account II
$71,200,000	0.095%	10/03/11	$71,200,000
(Cost $71,200,000)

TOTAL INVESTMENTS – 120.6%
(Cost $413,691,638)			$417,381,721

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.6)%			(71,352,699)

NET ASSETS – 100.0%			$346,029,022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $59,902,139, which represents approximately 17.3% of net assets as of September 30, 2011.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $74,696,095, which represents approximately 21.6% of net assets as of September 30, 2011.

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $2,421,475, which represents approximately 0.7% of net assets as of September 30, 2011.

(j)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $292,940, which represents approximately 0.1% of net assets as of September 30, 2011.

(k)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 89.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CLO	—	Collateralized Loan Obligation
EURO	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
NZDOR	—	New Zealand Dollar Offered Rate
OTC	—	Over the Counter
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	USD/GBP	12/21/11	$687,147	$3,887
Citibank NA	JPY/EUR	12/21/11	725,906	5,917
	USD/AUD	12/21/11	425,428	29,461
	USD/EUR	12/21/11	218,308	12,859
	USD/GBP	12/21/11	448,749	10,746
Credit Suisse International (London)	USD/ZAR	10/28/11	2,962,331	441,652
Deutsche Bank AG (London)	EUR/AUD	12/21/11	675,652	11,414
	EUR/CHF	12/21/11	521,192	3,817
	EUR/NZD	12/21/11	450,751	7,293
	GBP/EUR	12/21/11	452,687	5,878
	JPY/EUR	12/21/11	97,740	5,046
	USD/EUR	12/21/11	1,243,835	28,576
	USD/NZD	12/21/11	1,181,249	93,075
HSBC Bank PLC	EUR/NOK	12/21/11	1,436,363	15,449
	EUR/SEK	12/21/11	446,295	10,410
	USD/SEK	12/21/11	1,072,505	79,509
JPMorgan Securities, Inc.	USD/CAD	12/21/11	439,069	24,931
	USD/EUR	10/13/11	3,816,871	285,092
	USD/EUR	12/21/11	728,585	9,169
	USD/NZD	12/21/11	1,350,582	45,623
Morgan Stanley Capital Services, Inc.	USD/GBP	12/21/11	342,494	8,340
Royal Bank of Canada	EUR/CAD	12/21/11	438,013	14,674
	USD/AUD	12/21/11	454,173	3,249
	USD/CAD	12/21/11	1,146,802	14,198
	USD/EUR	12/21/11	445,321	17,058
Royal Bank of Scotland	GBP/USD	12/21/11	462,772	68
	USD/AUD	12/21/11	210,798	18,145
	USD/EUR	12/21/11	227,683	4,926
	USD/JPY	12/21/11	323,239	2,761
State Street Bank	EUR/CAD	12/21/11	449,488	8,556
	EUR/NOK	12/21/11	455,830	3,553
	USD/AUD	12/21/11	734,918	1,993
	USD/CAD	12/21/11	229,735	1,265
UBS AG (London)	CHF/EUR	12/21/11	861,176	3,134
	GBP/USD	12/21/11	467,447	6,593
	USD/AUD	12/21/11	209,840	18,380
	USD/BRL	10/18/11	1,562,723	283,662
	USD/CHF	12/21/11	288,299	44,701
	USD/EUR	12/21/11	226,343	5,162
	USD/ZAR	10/28/11	452,003	43,468
Westpac Banking Corp.	USD/NZD	12/21/11	229,644	424

TOTAL				$1,634,114

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	AUD/USD	12/21/11	$251,041	$(13,317)
	CAD/USD	12/21/11	450,728	(12,272)
	SEK/EUR	12/21/11	226,343	(869)
Barclays Bank PLC	USD/GBP	12/21/11	186,979	(911)
Citibank NA	CAD/USD	12/21/11	769,613	(51,387)
	GBP/USD	12/21/11	230,607	(385)
Deutsche Bank AG (London)	EUR/USD	12/21/11	669,655	(21,987)
	NZD/EUR	12/21/11	447,329	(24,075)
	NZD/USD	12/21/11	446,405	(14,552)
HSBC Bank PLC	NOK/EUR	12/21/11	451,347	(4,588)
	SEK/USD	12/21/11	1,010,658	(22,342)
JPMorgan Securities, Inc.	EUR/USD	12/21/11	767,592	(7,616)
	JPY/USD	12/21/11	642,045	(2,955)
	NZD/USD	12/21/11	1,584,774	(115,774)
Royal Bank of Canada	CAD/EUR	12/21/11	425,901	(87)
	CAD/USD	12/21/11	226,944	(14,056)
Royal Bank of Scotland	CHF/USD	12/21/11	454,866	(1,134)
	EUR/USD	12/21/11	220,986	(10,080)
	NZD/USD	12/21/11	426,699	(31,395)
	SEK/EUR	12/21/11	227,683	(3,132)
State Street Bank	AUD/USD	12/21/11	159,057	(14,471)
	CAD/USD	12/21/11	49,571	(2,896)
	NOK/EUR	12/21/11	95,676	(3,934)
Westpac Banking Corp.	AUD/USD	12/21/11	963,992	(88,965)

TOTAL				$(463,180)

FORWARD SALES CONTRACTS — At September 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FHLMC	5.500%	TBA-30yr	10/13/2011	$(2,000,000)	$(2,163,281)
FNMA	3.500	TBA-30yr	10/13/2011	(1,000,000)	(1,027,031)
FNMA	5.500	TBA-30yr	10/13/2011	(3,000,000)	(3,256,172)

TOTAL (Proceeds Receivable: $6,403,711)					$(6,446,484)

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 3 Year Treasury Bonds	(88)	December 2011	$(9,089,551)	$21,626
Japan 10 Year Government Bond	(17)	December 2011	(31,348,503)	112,579
U.K. Life Long Gilt	(2)	December 2011	(405,413)	(738)
Ultra Long U.S. Treasury Bonds	88	December 2011	13,959,000	1,287,435
5 Year German Euro-Bobl	(5)	December 2011	(818,118)	325
10 Year German Euro-Bund	7	December 2011	1,280,037	831
2 Year U.S. Treasury Notes	126	December 2011	27,745,594	(34,726)
5 Year U.S. Treasury Notes	739	December 2011	90,515,953	(17,652)
10 Year U.S. Treasury Notes	97	December 2011	12,619,094	(46,394)
30 Year U.S. Treasury Bonds	(30)	December 2011	(4,278,750)	(45,315)

TOTAL				$1,277,971

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$9,900	(a)	12/21/16	3 month LIBOR	2.500%	$(548,921)	$(572,663)	$23,742
Barclays Bank PLC	EUR	5,900	(a)	09/30/18	2.650%	6 month EURO	23,358	—	23,358
		3,200	(a)	09/30/23	6 month EURO	3.005	(22,833)	—	(22,833)
Citibank NA		1,460		11/05/15	2.096	6 month EURO	47,868	—	47,868
		4,700	(a)	09/30/18	2.551	6 month EURO	(9,592)	—	(9,592)
		2,600	(a)	09/30/23	6 month EURO	2.890	15,110	—	15,110
		$1,900	(a)	12/21/41	4.250	3 month LIBOR	607,124	639,214	(32,090)
Credit Suisse First Boston Corp.	GBP	10		02/16/16	3.201	6 month BP	1,066	—	1,066
		430		02/18/16	3.124	6 month BP	43,580	—	43,580
	CAD	1,875		07/15/16	6 month CDOR	2.374	(79,784)	—	(79,784)
	EUR	1,650		07/19/16	2.531	6 month EURO	64,858	—	64,858
		$3,200	(a)	12/21/16	2.500	3 month LIBOR	177,429	21,986	155,443
Deutsche Bank Securities, Inc.		14,800	(a)	09/30/13	0.500	3 month LIBOR	(26,800)	(14,765)	(12,035)
	EUR	33,800	(a)	03/18/14	6 month EURO	3.120	(694,853)	—	(694,853)
		34,900	(a)	04/29/14	6 month EURO	3.255	(758,080)	—	(758,080)
		23,550	(a)	07/15/14	6 month EURO	2.516	(261,318)	—	(261,318)
		13,100	(a)	09/16/14	6 month EURO	1.700	4,641	—	4,641
	NZD	970		02/22/16	3 month NZDOR	4.683	(32,506)	—	(32,506)
	EUR	23,300	(a)	03/18/16	3.455	6 month EURO	1,255,318	—	1,255,318
		24,100	(a)	04/29/16	3.564	6 month EURO	1,346,415	—	1,346,415
		16,150	(a)	07/15/16	2.982	6 month EURO	485,217	—	485,217
		8,900	(a)	09/16/16	2.210	6 month EURO	(17,854)	—	(17,854)
		5,300	(a)	03/18/20	6 month EURO	3.815	(534,881)	—	(534,881)
		5,600	(a)	04/29/20	6 month EURO	3.904	(591,130)	—	(591,130)
		3,725	(a)	07/15/20	6 month EURO	3.453	(234,405)	—	(234,405)
		2,000	(a)	09/16/20	6 month EURO	2.700	6,561	—	6,561

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged			Upfront
	Notional				Payments	Payments		Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc. (continued)		$7,300	(a)	12/21/21	3.500%	3 month LIBOR	$886,145	$841,501	$44,644
		4,700	(a)	12/21/41	3 month LIBOR	4.250%	(1,501,833)	(1,533,553)	31,720
JPMorgan Securities, Inc.	EUR	13,000	(a)	09/30/14	6 month EURO	1.870	(20,499)	—	(20,499)
		8,800	(a)	09/30/16	2.355	6 month EURO	24,567	—	24,567
		$7,400	(a)	12/21/18	3 month LIBOR	3.250	(721,466)	(642,753)	(78,713)
	EUR	2,000	(a)	09/30/20	6 month EURO	2.816	(10,998)	—	(10,998)
		$2,400	(a)	12/21/21	3 month LIBOR	3.500	(291,335)	(279,809)	(11,526)
		1,800	(a)	05/15/37	3 month LIBOR	3.250	(186,179)	(73,034)	(113,145)
Morgan Stanley Capital Services, Inc.	GBP	2,675	(a)	12/21/16	6 month BP	3.000	(229,616)	(22,813)	(206,803)
		$700	(a)	12/21/26	4.000	3 month LIBOR	132,821	58,623	74,198
		3,600	(a)	12/21/41	4.250	3 month LIBOR	1,150,341	1,212,750	(62,409)
Royal Bank of Canada	CAD	1,660		11/03/15	6 month CDOR	2.140	(56,170)	—	(56,170)
		2,520		11/04/15	6 month CDOR	2.115	(82,558)	—	(82,558)
	EUR	2,210		11/08/15	2.118	6 month EURO	75,169	—	75,169
UBS AG (London)		8,200	(a)	08/26/14	6 month EURO	1.940	(24,965)	—	(24,965)
		5,580	(a)	08/26/16	2.518	6 month EURO	58,760	—	58,760
		1,260	(a)	08/26/20	6 month EURO	3.070	(35,987)	—	(35,987)

TOTAL							$(568,215)	$(365,316)	$(202,899)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$8,000	(1.000)%	06/20/14	106	$10,921	$(80,066)	$90,987
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,000	(1.000)	06/20/14	106	4,095	(31,767)	35,862
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	7,800	(1.000)	06/20/14	106	10,648	(85,748)	96,396
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	14,100	(1.000)	06/20/14	106	19,247	(131,525)	150,772
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	8,000	1.000	06/20/16	135	(123,122)	10,781	(133,903)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	1,550	1.000	06/20/16	135	(23,855)	4,431	(28,286)
	Markit CDX Index 16	17,500	1.000	06/20/21	233	(1,285,186)	(541,011)	(744,175)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	10,800	1.000	06/20/16	135	(166,215)	13,913	(180,128)
	Markit CDX Index 16	2,500	1.000	06/20/21	233	(183,598)	(68,379)	(115,219)

TOTAL						$(1,737,065)	$(909,371)	$(827,694)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$15,200	11/17/11	2.440%	$(493,717)	$(288,800)	$(204,917)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	15,200	11/17/11	2.440	(90,320)	(288,800)	198,480
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	12,500	11/17/11	2.450	(414,884)	(236,250)	(178,634)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	12,500	11/17/11	2.450	(71,664)	(236,250)	164,586

TOTAL		$55,400			$(1,070,585)	$(1,050,100)	$(20,485)

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$15,000	$(163,440)

Contracts Written	433,200	(8,533,921)
Contracts Bought to Close	(341,400)	7,126,713
Contracts Expired	(51,400)	520,548

Contracts Outstanding September 30, 2011	$55,400	$(1,050,100)

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – 34.7%
British Pound – 3.0%
United Kingdom Treasury
GBP	630,000	2.250%	03/07/14	$1,020,049
	7,000,000	2.000	01/22/16	11,262,163
	400,000	4.500	03/07/19	734,322
	450,000	4.000	03/07/22	798,990
	1,150,000	4.750	12/07/30	2,181,706
	3,160,000	4.500	09/07/34	5,801,389
	2,120,000	4.500	12/07/42	3,898,352
	1,060,000	4.250	12/07/55	1,879,421

				27,576,392

Canadian Dollar – 2.2%
British Columbia Province of Canada
CAD	800,000	3.250	12/18/21	772,326
Government of Canada
	2,340,000	3.500	06/01/13	2,329,304
	5,720,000	2.500	06/01/15	5,716,015
	1,760,000	4.500	06/01/15	1,879,063
	1,700,000	4.000	06/01/41	2,016,509
Ontario Province of Canada
	1,800,000	4.400	06/02/19	1,915,104
	4,200,000	4.000	06/02/21	4,301,483
Quebec Province of Canada
	1,800,000	4.250	12/01/21	1,863,556

				20,793,360

Danish Krone – 0.3%
Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	3,214,106

Euro – 12.8%
Bundesobligation
EUR	8,370,000	2.750	04/08/16	12,037,241
Federal Republic of Germany
	7,600,000	3.500	01/04/16	11,234,928
	6,695,000	3.250	07/04/21	10,059,076
	4,800,000	5.625	01/04/28	9,095,594
	720,000	5.500	01/04/31	1,376,358
	50,000	4.000	01/04/37	83,156
	850,000	4.250	07/04/39	1,487,256
	810,000	4.750	07/04/40	1,533,699
Government of Finland
	7,990,000	3.125	09/15/14	11,356,511
	390,000	4.375	07/04/19	605,371
Kingdom of Belgium
	2,610,000	4.000	03/28/14	3,650,254
	1,470,000	3.500	03/28/15	2,032,513
	3,625,000	3.500	06/28/17	4,927,499
	395,000	3.750	09/28/20	537,631
Kingdom of Spain
	1,570,000	3.250	04/30/16	2,023,383
	4,785,000	5.500	04/30/21	6,590,203
Kingdom of The Netherlands
	9,800,000	4.250	07/15/13	13,930,188
Republic of Austria(a)
	3,150,000	4.350	03/15/19	4,756,601
Republic of Italy
EUR	1,700,000	4.750	02/01/13	$2,293,700
	3,970,000	4.250	02/01/15	5,264,981
	2,660,000	4.750	09/15/16	3,503,964
	925,000	4.500	02/01/18	1,186,550
	870,000	3.750	03/01/21	1,024,780
	850,000	4.750	09/01/21	1,076,701
	3,330,000	6.000	05/01/31	4,198,592
	720,000	5.000	08/01/34	799,699
	840,000	5.000	08/01/39	921,132
	1,070,000	5.000	09/01/40	1,175,210

				118,762,771

Hungarian Forint – 0.1%
Hungary Government Bond
HUF	144,110,000	8.000	02/12/15	671,561

Japanese Yen – 12.8%
Government of Japan
JPY	2,000,000,000	0.200	06/15/13	25,957,008
	800,000,000	1.100	09/20/13	10,565,954
	1,000,000,000	1.600	06/20/14	13,460,716
	1,400,000,000	0.400	06/20/15	18,238,245
	640,000,000	0.400	06/20/16	8,311,578
	400,000,000	1.900	06/20/25	5,523,132
	875,000,000	2.000	12/20/25	12,189,330
	430,000,000	2.100	12/20/26	6,015,696
	350,000,000	2.100	12/20/27	4,883,296
	485,000,000	2.500	09/20/34	7,069,260
	250,000,000	2.500	03/20/38	3,655,698
	100,000,000	2.200	09/20/39	1,379,223
	150,000,000	2.200	03/20/41	2,064,776

				119,313,912

Mexican Peso – 0.1%
United Mexican States
MXN	5,008,700	10.000	12/05/24	464,558
	4,084,900	7.500	06/03/27	304,767
	4,683,400	8.500	11/18/38	368,331

				1,137,656

Polish Zloty – 0.3%
Government of Poland
PLN	8,000,000	4.750	04/25/12	2,417,741

South African Rand – 1.0%
Republic of South Africa
ZAR	3,930,000	7.250	01/15/20	457,506
	16,175,000	6.750	03/31/21	1,802,647
	24,960,000	10.500	12/21/26	3,583,323
	21,205,000	10.500	12/21/26	3,044,246

				8,887,722

Swedish Krona – 0.5%
Kingdom of Sweden
SEK	11,000,000	6.750	05/05/14	1,828,623
	20,000,000	4.500	08/12/15	3,259,708

				5,088,331

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Foreign Sovereign Debt Obligations – (continued)

United States Dollar – 1.6%
Federal Republic of Brazil
	$1,250,000	5.625%		01/07/41	$1,346,875
Petroleos Mexicanos(a)
	920,000	5.500		01/21/21	966,000
Quebec Province of Canada
	3,350,000	5.125		11/14/16	3,907,515
Republic of Colombia
	3,060,000	4.375		07/12/21	3,105,869
Russian Federation
	100,000	5.000		04/29/20	98,250
	2,279,550	7.500	(b)	03/31/30	2,562,214
State of Qatar
	1,189,000	5.150		04/09/14	1,285,904
United Mexican States
	520,000	6.050		01/11/40	590,200
	760,000	5.750		10/12/2110	741,000

					14,603,827

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $299,716,205)					$322,467,379

Corporate Obligations – 24.5%
Banks – 12.7%
Abbey National Treasury Services PLC
EUR	750,000	2.500%		03/18/13	$1,003,826
	1,453,000	4.125		03/03/14	1,921,593
	1,400,000	3.375		06/08/15	1,879,575
Bank of America Corp.
	$1,300,000	5.750		12/01/17	1,238,314
	650,000	5.875		01/05/21	614,261
Bank of Nova Scotia(a)
	3,800,000	2.150		08/03/16	3,865,083
Bank of Scotland PLC
	500,000	5.250		02/21/17	540,230
	2,070,000	5.250	(a)	02/21/17	2,236,554
Barclays Bank PLC(c)
EUR	1,700,000	4.500		03/04/19	2,000,052
Canadian Imperial Bank of Commerce
	$3,190,000	2.000	(a)	02/04/13	3,237,397
AUD	3,500,000	5.750		12/19/13	3,474,013
	$2,200,000	0.900	(a)	09/19/14	2,188,637
	1,300,000	2.750	(a)	01/27/16	1,361,580
Cie de Financement Foncier
	5,600,000	2.125		04/22/13	5,609,884
	900,000	2.125	(a)	04/22/13	901,588
Citigroup, Inc.
	1,700,000	4.750		05/19/15	1,739,761
	74,000	6.125		11/21/17	79,155
GBP	700,000	7.625		04/03/18	1,222,277
EUR	800,000	7.375		09/04/19	1,165,661
Credit Suisse AG
	700,000	4.750		08/05/19	958,524
DnB NOR Bank ASA
	1,400,000	4.375		02/24/21	1,900,562
DnB NOR Boligkreditt AS
EUR	500,000	2.750		04/20/15	$684,547
	$3,500,000	2.100	(a)	10/14/15	3,542,133
	6,200,000	2.900	(a)	03/29/16	6,425,165
EUR	2,600,000	3.375		01/20/17	3,615,797
HSBC Covered Bonds France
	1,800,000	3.375		01/20/17	2,475,675
HSBC Holdings PLC
	$1,150,000	6.800		06/01/38	1,157,144
ING Bank NV
	3,560,000	2.500	(a)	01/14/16	3,567,405
	1,600,000	4.000	(a)	03/15/16	1,609,819
EUR	650,000	6.125	(c)	05/29/23	782,929
Intesa Sanpaolo SPA
	500,000	4.125		01/14/16	620,533
JPMorgan Chase & Co.
	$1,600,000	4.250		10/15/20	1,602,487
Lloyds TSB Bank PLC
	1,300,000	4.375	(a)	01/12/15	1,271,932
EUR	692,000	5.625	(c)	03/05/18	733,161
GBP	900,000	7.500		04/15/24	1,411,403
Morgan Stanley, Inc
	$1,650,000	6.625		04/01/18	1,641,091
	1,650,000	4.000		07/24/15	1,546,888
Nordea Eiendomskreditt AS(a)
	3,500,000	1.875		04/07/14	3,578,466
Nordea Hypotek AB
EUR	1,700,000	3.500		01/18/17	2,387,265
Rabobank Nederland
	1,300,000	3.875		04/20/16	1,821,691
Royal Bank of Scotland PLC
	295,000	4.750		05/18/16	368,881
	$900,000	0.519	(c)	08/29/17	579,321
EUR	700,000	6.934		04/09/18	735,044
	950,000	5.375		09/30/19	1,142,304
Sparebank 1 Boligkreditt AS
	1,000,000	5.000		09/10/13	1,420,885
	$6,300,000	1.250	(a)	10/25/13	6,327,594
EUR	1,500,000	2.500		06/23/15	2,030,256
	$4,900,000	2.625	(a)	05/27/16	5,078,344
Swedbank Hypotek AB(a)(c)
	1,320,000	0.813		03/28/14	1,321,680
Swedish Covered Bond Corp.
EUR	2,000,000	3.000		02/03/15	2,761,415
The Toronto-Dominion Bank(a)
	$4,600,000	0.875		09/12/14	4,582,847
	5,500,000	1.625		09/14/16	5,481,025
UBS AG London
EUR	1,600,000	3.875		12/02/19	2,283,941
UBS Capital Securities Jersey Ltd.(c)
	950,000	4.280		04/29/49	820,932
WM Covered Bond Program
	700,000	4.375		05/19/14	977,329
	2,050,000	4.000		09/27/16	2,859,085

					118,384,941

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Chemicals – 0.3%
The Dow Chemical Co.
	$2,166,000	5.900%		02/15/15	$2,387,910

Communications – 1.8%
AT&T, Inc.
	1,150,000	5.600		05/15/18	1,329,901
	950,000	6.300		01/15/38	1,084,067
British Telecommunications PLC
GBP	750,000	6.625		06/23/17	1,333,384
	150,000	5.750		12/07/28	240,082
	333,000	6.375		06/23/37	547,841
Comcast Corp.
	$2,050,000	5.700		05/15/18	2,362,969
Deutsche Telekom International Finance BV(a)
	900,000	3.125		04/11/16	895,380
NBC Universal Media LLC
	650,000	5.950		04/01/41	723,113
TDC A/S
EUR	500,000	4.375		02/23/18	688,658
Telecom Italia Capital SA
	$200,000	6.175		06/18/14	198,758
	1,231,000	4.950		09/30/14	1,182,263
Telecom Italia Finance SA
EUR	599,000	7.750		01/24/33	769,607
Time Warner Cable, Inc.
	$950,000	6.550		05/01/37	1,037,818
Verizon New Jersey, Inc.
	65,000	8.000		06/01/22	82,637
Verizon Wireless Capital LLC
EUR	1,200,000	8.750		12/18/15	2,000,622
Vodafone Group PLC
	$2,600,000	2.875		03/16/16	2,651,920

					17,129,020

Consumer Noncyclical – 1.5%
Altria Group, Inc.
	800,000	9.700		11/10/18	1,057,560
BAT International Finance PLC
	1,208,000	9.500	(a)	11/15/18	1,639,949
GBP	750,000	6.375		12/12/19	1,363,322
Boston Scientific Corp.
	$1,504,000	4.500		01/15/15	1,572,706
CVS Caremark Corp.
	600,000	4.125		05/15/21	623,972
	1,550,000	6.125		09/15/39	1,798,467
Imperial Tobacco Finance PLC
EUR	300,000	4.375		11/22/13	414,096
GBP	800,000	7.750		06/24/19	1,509,500
Kraft Foods, Inc.
	$1,200,000	5.375		02/10/20	1,354,459
	1,200,000	6.500		02/09/40	1,470,899
Pfizer, Inc.
	600,000	7.200		03/15/39	872,671

					13,677,601

Electric – 0.8%
Alliander NV(c)
EUR	350,000	4.875		11/11/49	463,051
DONG Energy A/S
	1,000,000	4.875		12/16/21	1,445,601
	350,000	7.750	(c)	06/01/3010	477,900
E.ON International Finance BV
	400,000	5.500		10/02/17	605,541
EDF SA
	950,000	4.625		04/26/30	1,254,408
Enel Finance International SA(a)
	$2,143,000	5.125		10/07/19	2,008,580
RWE AG(c)
EUR	950,000	4.625		09/29/49	1,170,942

					7,426,023

Energy – 1.7%
Anadarko Petroleum Corp.
	$1,600,000	6.375		09/15/17	1,789,880
	650,000	6.950		06/15/19	751,347
BP Capital Markets PLC
GBP	1,500,000	4.325		12/10/18	2,392,828
EUR	600,000	4.154		06/01/20	830,912
Dolphin Energy Ltd.(a)
	$1,245,876	5.888		06/15/19	1,334,956
Gaz Capital SA for Gazprom
	1,370,000	9.250		04/23/19	1,589,200
Marathon Petroleum Corp.(a)
	650,000	5.125		03/01/21	676,880
Petrobras International Finance Co.
	140,000	5.750		01/20/20	143,611
	1,450,000	5.375		01/27/21	1,442,266
Schlumberger Investment SA(a)
	600,000	3.300		09/14/21	600,598
TNK-BP Finance SA
	268,000	7.500		07/18/16	277,380
	271,000	6.625		03/20/17	270,322
	190,000	7.875		03/13/18	197,600
Transocean, Inc.
	1,100,000	6.500		11/15/20	1,196,172
	9,000	6.800		03/15/38	9,399
Weatherford International Ltd.
	500,000	9.625		03/01/19	638,981
	1,698,000	5.125		09/15/20	1,709,605

					15,851,937

Financial Companies – 1.8%
American Express Credit Corp.
GBP	1,200,000	5.375		10/01/14	1,989,368
	$700,000	2.800		09/19/16	696,784
Caisse centrale Desjardins du Quebec(a)
	1,650,000	2.550		03/24/16	1,712,726
Capital One Capital III
	1,650,000	7.686		08/15/36	1,612,875
FUEL Trust(a)
	2,300,000	3.984		06/15/16	2,235,465
General Electric Capital Corp.
	3,500,000	4.625		01/07/21	3,605,164

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Financial Companies – (continued)

Nationwide Building Society
EUR	2,550,000	4.625%	09/13/12	$3,489,672
SLM Corp.
	$1,700,000	6.250	01/25/16	1,667,602

				17,009,656

Food & Beverage – 0.5%
Anheuser-Busch InBev Worldwide, Inc.
	700,000	7.750	01/15/19	909,319
	500,000	6.875	11/15/19	633,401
	400,000	5.375	01/15/20	465,131
	558,000	8.200	01/15/39	839,301
Archer-Daniels-Midland Co.
	1,432,000	4.479	03/01/21	1,594,780

				4,441,932

Insurance – 1.5%
Allianz Finance II BV(c)
EUR	1,500,000	5.750	07/08/41	1,585,393
American International Group, Inc.
	$750,000	4.875	09/15/16	719,024
AON Financial Services Luxembourg SA
EUR	650,000	6.250	07/01/14	935,100
Aviva PLC(c)
	1,050,000	6.875	05/22/38	1,239,687
Cloverie PLC for Zurich Insurance Co.(c)
	1,100,000	7.500	07/24/39	1,483,540
Metropolitan Life Global Funding I
GBP	1,050,000	5.250	01/09/14	1,723,981
	$650,000	2.000 (a)	01/10/14	652,978
Old Mutual PLC(c)
EUR	100,000	4.500	01/18/17	128,615
Prudential Financial, Inc.
	$2,150,000	4.500	11/15/20	2,121,598
QBE Capital Funding III Ltd.(a)(c)
	1,000,000	7.250	05/24/41	903,909
Standard Life PLC(c)
EUR	2,200,000	5.314	01/06/49	2,240,062

				13,733,887

Metals & Mining – 0.8%
Anglo American Capital PLC(a)
	$3,400,000	9.375	04/08/14	3,949,722
ArcelorMittal
	1,500,000	9.850	06/01/19	1,708,850
Rio Tinto Finance USA Ltd.
	1,158,000	9.000	05/01/19	1,548,833

				7,207,405

Natural Gas(a) – 0.2%
DCP Midstream LLC
	1,820,000	5.350	03/15/20	1,917,439

Real Estate Investment Trust – 0.6%
HCP, Inc.
	1,850,000	5.375	02/01/21	1,849,327
Simon Property Group LP
	$2,200,000	5.650	02/01/20	2,409,428
WEA Finance LLC(a)
	1,600,000	4.625	05/10/21	1,527,840

				5,786,595

Retailers – 0.1%
Wal-Mart Stores, Inc.
	550,000	5.000	10/25/40	613,673

Transportation – 0.2%
Transnet Ltd.
	1,940,000	4.500	02/10/16	1,988,500

TOTAL CORPORATE OBLIGATIONS
(Cost $228,683,552)				$227,556,519

Foreign Debt Obligations – 3.8%
Bank Nederlandse Gemeenten
EUR	3,525,000	4.125%	06/28/16	$5,154,502
Bank of America Corp.(c)
	50,000	4.000	03/28/18	45,521
European Investment Bank
	7,900,000	3.625	01/15/21	11,360,446
	10,000,000	2.875	07/15/16	13,934,082
European Union
	2,100,000	2.750	09/21/21	2,799,537
German Postal Pensions Securitisation 2 PLC
	1,050,000	4.250	01/18/17	1,537,142

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $35,393,140)				$34,831,230

Asset-Backed Securities – 3.2%
Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
	$666,529	1.235%	10/25/37	$634,654
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)
	1,600,000	1.485	10/25/37	1,192,412
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
	2,900,000	1.685	10/25/37	1,198,212
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	136,546	7.000	09/25/37	103,284
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	176,560	7.000	09/25/37	127,865

				3,256,427

Student Loans(c) – 2.8%
Access Group, Inc. Series 2004-2, Class A2
	4,000,000	0.403	01/25/16	3,794,401
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	476,193	0.468	09/25/23	469,755
College Loan Corp. Trust Series 2005-1, Class A2
	4,000,000	0.353	07/25/24	3,959,083

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loans(c) – (continued)

Educational Funding of the South, Inc. Series 2011-1, Class A2
	$4,700,000	0.903%	04/25/35	$4,350,100
GCO Education Loan Funding Trust Series 2006-1, Class A10L
	300,000	0.502	02/27/28	254,938
GCO Education Loan Funding Trust Series 2006-1, Class A11L
	700,000	0.542	05/25/36	572,195
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	1,297,243	1.262	02/25/42	1,279,421
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	1,450,002	1.033	07/27/48	1,441,308
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	854,484	1.085	02/25/43	852,566
SLC Student Loan Center Series 2011-1, Class A(a)
	1,712,328	1.455	10/25/27	1,705,888
SLC Student Loan Trust Series 2006-1, Class A4
	3,000,000	0.427	12/15/21	2,953,570
US Education Loan Trust LLC Series 2006-1, Class A2(a)
	752,314	0.456	03/01/25	739,620
Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	4,000,000	0.333	04/25/23	3,963,412

				26,336,257

TOTAL ASSET-BACKED SECURITIES
(Cost $31,868,939)				$29,592,684

Mortgage-Backed Obligations – 17.0%
Adjustable Rate Non-Agency(c) – 0.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$11,250	0.605%	10/25/34	$10,263
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	264,778	1.742	09/25/35	159,629
Countrywide Alternative Loan Trust Series 2005-82, Class A1
	3,513,981	0.505	02/25/36	1,846,109
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,222,482	0.441	03/20/46	647,219

TOTAL ADJUSTABLE RATE NON-AGENCY				$2,663,220

Collateralized Mortgage Obligations – 4.0%
Arkle Master Issuer PLC Series 2010-2X, Class 2A(c)
EUR	1,500,000	3.038	05/17/60	2,008,086
Arran Residential Mortgages Funding PLC Series 2011-1A, Class A1B(a)(c)
	745,090	2.735	11/19/47	996,389
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1(c)
	$360,290	2.699	04/20/35	304,517
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2(c)
	3,400,000	4.084	11/25/20	3,730,687
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	3,000,000	2.699	05/25/18	3,060,128
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(c)
	628,727	3.105	06/25/34	585,596
Granite Mortgages PLC Series 2004-2, Class 3A(c)
GBP	478,815	1.245	06/20/44	711,262
Granite Mortgages PLC Series 2004-3, Class 3A1(c)
	479,044	1.285	09/20/44	711,592
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(c)
	$1,516,310	2.693	08/19/36	849,588
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(c)
	329,979	2.466	08/25/35	216,697
Lanark Master Issuer PLC Series 2007-1X, Class 3A2(c)
EUR	3,174,229	1.675	12/22/54	4,184,584
Luminent Mortgage Trust Series 2006-5, Class A1A(c)
	$1,473,633	0.425	07/25/36	692,512
NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,708,300	2.650	10/29/20	3,836,931
NCUA Guaranteed Notes Series 2010-R1, Class 2A
	165,145	1.840	10/07/20	165,764
Permanent Master Issuer PLC Series 2006-1, Class 6A1(c)
GBP	800,000	0.947	04/15/20	1,222,538
Permanent Master Issuer PLC Series 2009-1, Class A3(c)
EUR	3,300,000	3.305	07/15/42	4,435,800
Permanent Master Issuer PLC Series 2011-1A, Class 1A3(a)(c)
	2,100,000	2.905	07/15/42	2,802,806
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(c)
	$1,600,926	1.242	01/25/46	791,203
Sequoia Mortgage Trust Series 2004-10, Class A3A(c)
	335,261	0.765	11/20/34	264,588
Silverstone Master Issuer Series 2010-1A, Class A2(a)(c)
EUR	2,500,000	3.109	01/21/55	3,346,771
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(c)
	$159,524	2.444	09/25/34	132,278
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(c)
	819,541	2.649	11/25/34	687,922
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1(c)
	785,665	2.539	05/25/34	701,599
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(c)
	1,753,191	0.942	02/25/47	970,474

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$37,410,312

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)

Commercial Mortgage-Backed Securities – 0.3%
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP9, Class A3
	$3,000,000	5.336%	05/15/47		$3,123,324

Federal Agencies – 12.4%
Adjustable Rate FNMA(c) – 0.9%
	3,365,100	5.751	09/01/37		3,577,304
	1,518,251	6.351	09/01/37		1,621,206
	2,327,404	5.795	10/01/37		2,479,153

					7,677,663

FHLMC – 2.0%
	1,970	5.000	09/01/16		2,111
	24,986	5.000	11/01/16		26,818
	5,153	5.000	12/01/16		5,537
	68,319	5.000	01/01/17		73,360
	127,719	5.000	02/01/17		137,073
	101,902	5.000	03/01/17		109,367
	183,568	5.000	04/01/17		197,016
	7,295	5.000	05/01/17		7,829
	2,597	5.000	06/01/17		2,787
	4,613	5.000	08/01/17		4,951
	470,604	5.000	09/01/17		505,079
	532,110	5.000	10/01/17		571,091
	304,145	5.000	11/01/17		326,431
	334,183	5.000	12/01/17		358,663
	413,046	5.000	01/01/18		443,863
	935,890	5.000	02/01/18		1,005,639
	905,522	5.000	03/01/18		973,394
	770,085	5.000	04/01/18		828,110
	536,111	5.000	05/01/18		576,540
	131,955	5.000	06/01/18		141,780
	126,012	5.000	07/01/18		135,344
	71,288	5.000	08/01/18		76,576
	46,075	5.000	09/01/18		49,573
	165,944	5.000	10/01/18		178,552
	193,982	5.000	11/01/18		208,722
	133,956	5.000	12/01/18		144,128
	92,844	5.000	01/01/19		99,923
	14,139	5.000	02/01/19		15,249
	22,344	5.000	03/01/19		24,098
	90,101	5.000	02/01/37		97,545
	925,089	4.500	09/01/39		993,194
	337,779	4.500	10/01/39		362,771
	144,589	5.000	01/01/40		156,670
	4,400,000	3.550	11/01/41		4,523,988
	5,000,000	4.000	TBA-30yr	(d)	5,233,203

					18,596,975

FNMA – 9.4%
	8,432	5.000	04/01/18		9,059
	61,805	5.000	05/01/18		66,400
	7,649	5.000	06/01/18		8,217
	7,340	5.000	11/01/18		7,885
	6,172	5.000	03/01/19		6,655
	8,347	5.000	04/01/19		9,020
	4,000,000	4.506	06/01/19		4,434,883
	1,687,461	3.416	10/01/20		1,759,557
	2,481,042	3.375	11/01/20		2,580,215
	1,290,718	3.632	12/01/20		1,362,523
	793,624	3.763	12/01/20		844,716
	400,000	3.830	07/01/21		426,077
	2,000,000	3.840	07/01/21		2,131,735
	1,600,000	4.010	09/01/21		1,722,089
	20,146	5.000	08/01/33		21,732
	11,843	5.500	02/01/34		12,914
	11,586	5.500	05/01/34		12,632
	7,405	5.500	10/01/34		8,072
	65,636	5.500	12/01/34		71,551
	16,646	5.500	04/01/35		18,143
	15,679	5.500	07/01/35		17,085
	29,426	6.000	07/01/38		32,291
	137,343	4.500	05/01/39		147,327
	62,576	4.500	06/01/39		67,125
	518,124	4.500	08/01/39		557,484
	43,526	4.500	09/01/39		46,881
	111,382	4.500	10/01/39		119,967
	178,554	4.500	11/01/39		192,315
	254,662	4.500	12/01/39		274,130
	4,936,429	3.500	02/01/41		5,074,510
	994,692	3.500	03/01/41		1,022,572
	4,921,151	3.500	03/01/41		5,058,805
	22,000,000	3.000	TBA-15yr	(d)	22,576,876
	35,000,000	4.000	TBA-30yr	(d)	36,645,274

					87,346,717

GNMA – 0.1%
	856,142	3.950	07/15/25		934,366
	92,413	4.500	10/15/39		101,113

					1,035,479

TOTAL FEDERAL AGENCIES					$114,656,834

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $161,240,323)					$157,853,690

Government Guarantee Obligations(e) – 9.5%
Achmea Hypotheekbank NV(a)
	$4,800,000	3.200%	11/03/14		$5,074,546
FMS Wertmanagement
EUR	11,000,000	2.250	07/14/14		15,037,416
	3,000,000	3.000	09/08/21		4,097,030
ING Bank NV
	2,600,000	3.375	03/03/14		3,641,487
Kreditanstalt fuer Wiederaufbau
	3,000,000	3.125	02/25/14		4,201,414
	7,700,000	3.125	04/08/16		10,927,229
	18,200,000	2.000	09/07/16		24,578,783
	7,700,000	2.625	08/16/19		10,530,957

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Government Guarantee Obligations(e) – (continued)
Kreditanstalt fuer Wiederaufbau (continued)

AUD	3,000,000	6.000%		08/20/20	$3,056,965
LeasePlan Corp. NV
EUR	2,750,000	3.250		05/22/14	3,850,438
Swedbank AB
	2,550,000	3.375		05/27/14	3,582,718

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $90,904,018)					$88,578,983

U.S. Treasury Obligations – 3.3%
United States Treasury Bonds
	$1,710,000	6.500%		11/15/26	$2,575,961
	890,000	3.875		08/15/40	1,057,631
	2,200,000	4.250		11/15/40	2,782,802
	2,200,000	4.375	(f)	05/15/41	2,842,818
United States Treasury Notes
	10,000,000	0.250		09/15/14	9,949,200
	10,700,000	2.125	(f)	08/15/21	10,887,678

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $28,224,613)					$30,096,090

	Exercise	Expiration
Contracts	Rate	Date	Value

Options Purchased – 0.0%
Cross Currency Options – 0.0%
Put USD 5,234,000
Call TRY 8,112,700	1.550%	10/25/11	$—

TOTAL OPTIONS PURCHASED
(Cost $4,135)			$—

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 6.3%
Commercial Paper – 6.3%
Rabobank
$22,365,269	0.030%	10/03/11	$22,365,269
Royal Bank of Scotland Group PLC
36,266,905	0.060	10/03/11	36,266,905

TOTAL SHORT-TERM OBLIGATIONS
(Cost $58,632,174)			$58,632,174

TOTAL INVESTMENTS – 102.3%
(Cost $934,667,099)			$949,608,749

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%			(20,999,926)

NET ASSETS – 100.0%			$928,608,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $106,304,856, which represents approximately 11.4% of net assets as of September 30, 2011.

(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $64,455,353, which represents approximately 6.9% of net assets as of September 30, 2011.

(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $88,578,983, which represents approximately 9.5% of net assets as of September 30, 2011.

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNY	—	Chinese Yuan
COP	—	Colombian Peso
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PEN	—	Peruvian Nuevo Sol
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
TWD	—	Taiwan Dollar
ZAR	—	South African Rand

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CHFOR	—	Swiss Franc Offered Rate
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
NZDOR	—	New Zealand Dollar Offered Rate
OTC	—	Over the Counter
SPA	—	Stand-by Purchase Agreement

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Bank of America Securities LLC	EUR/HUF	12/21/11	$882,195	$52,643
	EUR/PLN	12/21/11	2,279,300	88,600
	INR/USD	10/28/11	512,091	1,091
	JPY/AUD	12/21/11	2,287,156	223,343
	USD/CAD	12/21/11	922,569	60,431
	USD/CLP	10/07/11	877,933	109,067
	USD/CNY	02/08/12	941,149	1,134
	USD/EUR	12/21/11	1,901,820	73,656
	USD/HUF	12/21/11	499,737	26,263
	USD/INR	10/14/11	474,635	8,365
Barclays Bank PLC	EUR/HUF	12/21/11	32,412	566
	EUR/PLN	12/21/11	946,458	20,523
	JPY/EUR	12/21/11	1,000,464	8,960
	USD/EUR	10/13/11	5,925,631	130,730
	USD/EUR	12/21/11	958,377	23,199
	USD/HUF	10/18/11	638,911	92,722
	USD/INR	10/19/11	487,868	9,132
	USD/INR	11/04/11	814,297	67,900
	USD/SEK	12/21/11	2,194,797	131,602
	USD/ZAR	12/21/11	1,293,956	20,044
BNP Paribas SA	CAD/EUR	12/21/11	910,731	980
	GBP/USD	12/21/11	1,022,150	393
	USD/GBP	12/21/11	2,150,730	87,200
	USD/JPY	12/21/11	865,328	3,672
Citibank NA	CNY/USD	10/25/11	2,025,415	1,326
	CNY/USD	02/08/12	1,773,755	16,641
	EUR/NOK	12/21/11	2,369,779	43,657
	EUR/PLN	12/21/11	499,996	906
	EUR/SEK	12/21/11	952,847	22,170
	JPY/EUR	12/21/11	1,548,242	12,620
	USD/COP	10/18/11	515,481	45,466
	USD/EUR	10/13/11	182,587,242	12,103,092
	USD/EUR	12/21/11	7,019,118	337,480
	USD/INR	10/21/11	960,942	22,058
	USD/JPY	10/04/11	5,553,634	29,366
	USD/JPY	12/21/11	1,114,195	3,875
	USD/MXN	12/21/11	949,524	34,476
	USD/MYR	10/03/11	935,513	9,743
	USD/MYR	10/11/11	2,448,155	10,345
	USD/SGD	12/21/11	919,689	67,311
Credit Suisse International (London)	EUR/AUD	12/21/11	975,831	5,883
	USD/CHF	12/21/11	617,168	93,832
	USD/INR	11/04/11	182,728	15,237
	USD/JPY	12/21/11	680,016	5,984
	USD/KRW	10/31/11	1,331,662	116,338
	USD/ZAR	10/28/11	7,442,064	1,109,532

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Deutsche Bank AG (London)	CNY/USD	10/25/11	$2,098,145	$18,466
	CNY/USD	02/08/12	598,375	3,950
	CNY/USD	03/01/12	4,264,380	33,218
	EUR/NZD	12/21/11	959,493	15,525
	GBP/EUR	12/21/11	964,303	12,522
	INR/USD	10/21/11	512,638	1,638
	USD/CZK	12/21/11	1,091,973	101,889
	USD/DKK	11/22/11	2,827,754	15,757
	USD/EUR	10/13/11	2,213,279	109,596
	USD/EUR	12/21/11	1,959,410	32,755
	USD/IDR	10/06/11	1,915,977	23,128
	USD/INR	10/14/11	488,342	8,658
	USD/INR	10/28/11	2,747,298	6,702
	USD/JPY	11/09/11	123,436,470	360,670
	USD/NZD	12/21/11	520,679	2,370
	USD/PLN	10/17/11	2,277,252	315,331
	USD/SEK	11/14/11	5,481,070	415,153
HSBC Bank PLC	EUR/NOK	12/21/11	3,064,858	32,965
	USD/AUD	10/28/11	6,207,968	170,369
	USD/BRL	10/18/11	456,595	38,405
	USD/EUR	12/21/11	483,491	8,861
	USD/PEN	10/24/11	1,617,454	17,746
	USD/TRY	12/21/11	953,885	29,115
	USD/ZAR	12/21/11	494,620	13,380
	ZAR/USD	12/21/11	529,574	2,574
JPMorgan Securities, Inc.	CNY/USD	02/08/12	1,782,545	16,311
	EUR/HUF	12/21/11	486,107	62
	USD/AUD	12/21/11	922,719	49,583
	USD/CAD	12/21/11	911,257	51,743
	USD/EUR	12/21/11	582,600	11,654
	USD/GBP	10/19/11	40,728,262	994,250
	USD/MXN	11/29/11	1,873,159	50,935
	USD/MXN	12/21/11	1,475,285	215
	USD/MYR	10/11/11	1,324,019	66,481
	USD/NZD	12/21/11	2,851,229	97,153
	USD/PLN	12/21/11	887,949	100,051
	USD/TRY	12/21/11	1,053,616	1,384
	USD/TWD	10/25/11	961,539	21,461
	USD/ZAR	12/21/11	524,929	2,071
Morgan Stanley Capital Services, Inc.	USD/HUF	12/21/11	2,390,525	346,528
	USD/INR	11/04/11	1,303,346	86,654
	USD/ZAR	12/21/11	496,384	11,616
Royal Bank of Canada	EUR/CAD	12/21/11	954,895	18,784
	USD/AUD	12/21/11	2,324,525	109,375
	USD/CAD	10/04/11	20,766,465	1,356,651
	USD/CAD	12/21/11	2,456,837	30,163
	USD/EUR	10/13/11	136,598,569	10,365,659
	USD/MYR	10/11/11	763,909	17,243
	USD/ZAR	12/21/11	904,472	89,528

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Royal Bank of Scotland PLC	CNY/USD	10/25/11	$2,098,145	$18,789
	CNY/USD	03/14/12	4,371,112	63,112
	EUR/CAD	12/21/11	937,930	33,070
	USD/CLP	10/07/11	441,168	52,832
	USD/EUR	12/21/11	463,401	28,555
	USD/GBP	12/21/11	961,382	23,143
	USD/NZD	12/21/11	2,420,441	209,013
	USD/TWD	10/25/11	3,922,670	10,330
Standard Chartered Bank	USD/EUR	12/21/11	706,767	11,570
	USD/KRW	10/04/11	1,088,531	10,147
State Street Bank	EUR/NOK	12/21/11	970,133	7,563
	USD/AUD	12/21/11	1,548,406	4,199
	USD/CAD	12/21/11	524,114	2,886
UBS AG (London)	CHF/EUR	12/21/11	1,814,765	6,603
	CNY/USD	02/08/12	1,773,755	16,914
	EUR/CHF	12/21/11	1,111,300	8,363
	EUR/HUF	12/21/11	903,439	50,150
	GBP/USD	12/21/11	997,220	14,064
	USD/BRL	10/11/11	854,180	128,819
	USD/BRL	10/18/11	1,366,261	108,739
	USD/BRL	10/27/11	975,700	41,300
	USD/CAD	11/17/11	20,745,113	169,563
	USD/EUR	10/13/11	1,894,269	54,037
	USD/EUR	12/21/11	952,249	38,609
	USD/JPY	10/04/11	117,820,891	986,155
	USD/PLN	12/21/11	1,360,290	140,374
	USD/RUB	10/18/11	1,430,511	44,489
	USD/ZAR	10/28/11	1,581,526	152,090
Westpac Banking Corp.	EUR/AUD	12/21/11	465,258	19,572
	USD/AUD	12/21/11	447,466	40,054
	USD/EUR	10/13/11	8,297,510	317,268
	USD/NZD	12/21/11	522,953	964

TOTAL				$33,849,188

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America Securities LLC	AUD/USD	12/21/11	$498,249	$(26,993)
	CLP/USD	10/07/11	1,319,101	(89,878)
	KRW/USD	10/31/11	625,822	(1,888)
	PLN/EUR	12/21/11	1,425,026	(52,526)
	SEK/EUR	12/21/11	486,169	(1,867)
	TWD/USD	10/25/11	1,814,196	(109,243)

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Barclays Bank PLC	AUD/USD	12/21/11	$919,951	$(43,674)
	EUR/HUF	12/21/11	489,083	(235)
	EUR/USD	10/13/11	4,186,813	(213,881)
	HUF/EUR	12/21/11	329,777	(5,661)
	INR/USD	10/07/11	725,257	(48,743)
	MXN/USD	12/21/11	1,802,748	(164,252)
	PLN/EUR	12/21/11	471,437	(19,465)
	SGD/USD	12/21/11	973,156	(9,844)
	USD/CNY	03/01/12	1,976,557	(3,557)
	USD/GBP	12/21/11	392,655	(1,912)
	USD/KRW	10/31/11	589,632	(3,905)
	USD/ZAR	12/21/11	1,122,193	(20,193)
BNP Paribas SA	MXN/USD	12/21/11	854,945	(111,055)
Citibank NA	COP/USD	10/18/11	515,481	(47,209)
	GBP/USD	12/21/11	509,517	(852)
	IDR/USD	10/06/11	953,392	(29,608)
	KRW/USD	10/31/11	3,712,482	(420,797)
	MXN/USD	12/21/11	875,547	(107,453)
	MYR/USD	11/09/11	934,179	(8,780)
	NZD/EUR	12/21/11	952,249	(49,590)
	TWD/USD	10/25/11	814,026	(50,974)
	USD/CNY	10/25/11	1,969,212	(3,212)
	USD/CNY	02/08/12	4,528,121	(35,121)
	USD/CNY	03/01/12	1,976,247	(3,247)
	USD/KRW	10/31/11	1,488,409	(12,409)
Credit Suisse International (London)	CHF/USD	12/21/11	958,928	(1,072)
	EUR/USD	12/21/11	975,018	(8,183)
	INR/USD	10/19/11	469,553	(13,447)
	INR/USD	11/04/11	2,343,596	(254,892)
	MYR/USD	10/11/11	1,405,351	(79,251)
	ZAR/USD	12/21/11	838,104	(127,895)
Deutsche Bank AG (London)	AUD/USD	12/21/11	4,273,032	(427,798)
	CNY/USD	03/01/12	3,010,652	(19,287)
	IDR/USD	12/14/11	1,902,293	(22,416)
	INR/USD	10/14/11	967,672	(26,328)
	KRW/USD	10/04/11	1,088,531	(102,469)
	MXN/EUR	12/21/11	914,749	(33,748)
	MYR/USD	10/11/11	595,294	(36,706)
	NZD/USD	12/21/11	4,374,614	(270,063)
	PLN/EUR	12/21/11	476,794	(15,369)
	USD/CNY	10/25/11	4,252,493	(3,450)
	USD/CNY	03/14/12	1,351,634	(8,187)
	USD/MXN	12/21/11	1,481,623	(6,123)

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

HSBC Bank PLC	EUR/PLN	12/21/11	$492,647	$(3,799)
	EUR/USD	10/13/11	1,643,494	(50,772)
	HUF/EUR	12/21/11	483,491	(8,053)
	KRW/USD	10/31/11	1,842,451	(198,213)
	MXN/USD	12/21/11	2,119,825	(222,708)
	MYR/USD	10/11/11	1,233,562	(64,840)
	NOK/USD	12/21/11	1,681,534	(136,466)
	TRY/USD	12/21/11	971,320	(11,680)
	TWD/USD	10/25/11	1,814,196	(110,248)
	TWD/USD	10/31/11	1,259,275	(3,607)
	USD/CNY	03/14/12	752,875	(4,875)
JPMorgan Securities, Inc.	EUR/USD	12/21/11	4,286,562	(136,195)
	HUF/EUR	12/21/11	956,267	(37,510)
	MYR/USD	10/11/11	1,405,351	(78,761)
	USD/CNY	03/14/12	758,562	(6,561)
	USD/KRW	10/31/11	588,610	(3,937)
Morgan Stanley Capital Services, Inc.	INR/USD	11/04/11	2,343,596	(254,307)
	MYR/USD	10/11/11	2,833,122	(152,066)
	NOK/EUR	12/21/11	957,607	(9,288)
	PLN/EUR	12/21/11	476,794	(14,218)
	SEK/EUR	12/21/11	486,169	(6,855)
	USD/CNY	03/14/12	754,221	(6,221)
Royal Bank of Canada	BRL/USD	10/18/11	1,041,702	(13,298)
	CAD/USD	12/21/11	3,121,890	(164,110)
	EUR/USD	10/13/11	15,142,852	(995,810)
	IDR/USD	10/06/11	962,585	(26,415)
	ZAR/USD	12/21/11	885,754	(132,194)
Royal Bank of Scotland	AUD/USD	12/21/11	340,151	(30,503)
	CNY/USD	03/01/12	6,800,322	(43,348)
	KRW/USD	10/31/11	1,876,799	(92,201)
	MYR/USD	10/03/11	935,513	(63,487)
	USD/CNY	03/14/12	753,821	(5,821)
Standard Chartered Bank	EUR/USD	12/21/11	8,036	(51)
	KRW/USD	10/31/11	1,086,533	(10,032)
State Street Bank	EUR/USD	12/21/11	942,874	(46,112)
	MXN/USD	12/21/11	1,842,060	(123,940)
	NOK/EUR	12/21/11	1,051,433	(16,178)
	NZD/USD	12/21/11	912,515	(65,507)
	SEK/USD	12/21/11	2,157,636	(44,364)
	ZAR/USD	12/21/11	749,750	(33,850)
UBS AG (London)	BRL/USD	10/18/11	938,307	(44,693)
	BRL/USD	10/27/11	489,638	(2,362)
	CAD/USD	12/21/11	1,372,876	(99,429)
	EUR/USD	12/21/11	470,098	(23,987)
	RUB/USD	10/17/11	1,405,027	(71,973)
Westpac Banking Corp.	JPY/USD	12/21/11	1,371,164	(5,836)

TOTAL				$(6,831,389)

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(d)	Date	Amount	Value

FNMA (Proceeds Receivable: $3,954,141)	3.500%	TBA-30yr	10/13/2011	$(4,000,000)	$(4,108,125)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Australia 3 Year Treasury Bonds	(517)	December 2011	$(53,401,114)	$127,332
Australia 10 Year Treasury Bonds	11	December 2011	1,216,347	(11,301)
Japan 10 Year Government Bond	(11)	December 2011	(20,284,325)	66,454
U.K. Life Long Gilt	8	December 2011	1,621,652	30,107
Ultra Long U.S. Treasury Bonds	36	December 2011	5,710,500	(116,247)
2 Year German Euro-Schatz	(213)	December 2011	(31,283,326)	52,152
5 Year German Euro-Bobl	(65)	December 2011	(10,635,537)	48,002
10 Year German Euro-Bund	(174)	December 2011	(31,818,067)	(87,316)
2 Year U.S. Treasury Notes	87	December 2011	19,157,672	(27,331)
5 Year U.S. Treasury Notes	1,227	December 2011	150,288,328	(87,564)
10 Year U.S. Treasury Notes	(4)	December 2011	(520,375)	(507)
30 Year U.S. Treasury Bonds	(51)	December 2011	(7,273,875)	(85,678)

TOTAL				$(91,897)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Barclays Bank PLC	EUR	9,700	(a)	09/30/18	2.650%	6 month EURO	$38,402	$—	$38,402
		5,200	(a)	09/30/23	6 month EURO	3.005%	(37,104)	—	(37,104)
Citibank NA	KRW	8,068,285		07/15/14	3.905	3 month KWCDC	90,284	—	90,284
	EUR	7,740		11/05/15	2.096	6 month EURO	253,767	—	253,767
		22,250	(a)	12/21/16	6 month EURO	3.250	(1,763,474)	(441,885)	(1,321,589)
		10,000	(a)	09/30/18	2.551	6 month EURO	(20,409)	—	(20,409)
		6,180	(a)	10/04/18	2.623	6 month EURO	17,971	—	17,971
		5,400	(a)	09/30/23	6 month EURO	2.890	31,383	—	31,383
		3,360	(a)	10/04/23	6 month EURO	2.983	(23,174)	—	(23,174)
		1,950	(a)	12/21/41	3.750	6 month EURO	539,632	(1,609)	541,241
Credit Suisse First Boston Corp.		53,600	(a)	03/18/14	6 month EURO	3.120	(1,101,897)	—	(1,101,897)
		13,800	(a)	09/23/14	6 month EURO	1.770	(5,783)	—	(5,783)
	GBP	890		02/15/16	3.210	6 month BP	95,617	—	95,617
		1,770		02/16/16	3.201	6 month BP	188,938	—	188,938
		1,960		02/18/16	3.124	6 month BP	198,642	—	198,642
	EUR	36,800	(a)	03/18/16	3.445	6 month EURO	1,950,728	—	1,950,728
	CAD	2,975		07/15/16	6 month CDOR	2.374	(126,590)	—	(126,590)

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Credit Suisse First Boston Corp. (continued)
	EUR	2,600		07/19/16	2.531%	6 month EURO	$102,200	$—	$102,200
		9,400	(a)	09/23/16	2.250	6 month EURO	(7,766)	—	(7,766)
		$16,550	(a)	12/21/16	2.500	3 month LIBOR	917,640	113,708	803,932
	JPY	894,000	(a)	12/21/16	0.750	6 month JYOR	142,137	69,955	72,182
		$15,800	(a)	08/15/18	2.000	3 month LIBOR	270,902	242,763	28,139
		15,800	(a)	08/15/18	3 month LIBOR	2.000%	(270,902)	(289,454)	18,552
	EUR	5,220	(a)	09/30/18	2.504	6 month EURO	(25,364)	—	(25,364)
		8,500	(a)	03/18/20	6 month EURO	3.805	(850,712)	—	(850,712)
		2,100	(a)	09/23/20	6 month EURO	2.690	9,458	—	9,458
		$15,625	(a)	12/21/21	3 month LIBOR	3.500	(1,873,541)	(107,968)	(1,765,573)
	EUR	2,840	(a)	09/30/23	6 month EURO	2.844	31,213	—	31,213
		$550	(a)	12/21/41	4.250	3 month LIBOR	175,747	15,664	160,083
Deutsche Bank Securities, Inc.	EUR	41,000	(a)	03/18/14	6 month EURO	3.120	(842,869)	—	(842,869)
		38,600	(a)	07/04/14	6 month EURO	2.795	(573,464)	—	(573,464)
		33,975	(a)	07/15/14	6 month EURO	2.516	(376,996)	—	(376,996)
		13,100	(a)	09/16/14	6 month EURO	1.700	4,641	—	4,641
	NZD	5,310		02/18/16	3 month NZDOR	4.700	(181,955)	—	(181,955)
		4,350		02/22/16	3 month NZDOR	4.683	(145,774)	—	(145,774)
	EUR	28,400	(a)	03/18/16	3.455	6 month EURO	1,530,087	—	1,530,087
		26,400	(a)	07/04/16	3.250	6 month EURO	1,074,025	—	1,074,025
		23,250	(a)	07/15/16	2.982	6 month EURO	698,532	—	698,532
		8,900	(a)	09/16/16	2.210	6 month EURO	(17,854)	—	(17,854)
		$5,100	(a)	12/21/16	2.500	3 month LIBOR	282,777	100,595	182,182
	EUR	6,500	(a)	03/18/20	6 month EURO	3.815	(655,986)	—	(655,986)
		6,100	(a)	07/04/20	6 month EURO	3.718	(522,329)	—	(522,329)
		5,375	(a)	07/15/20	6 month EURO	3.453	(338,238)	—	(338,238)
		2,000	(a)	09/16/20	6 month EURO	2.700	6,561	—	6,561
JPMorgan Securities, Inc.		16,400	(a)	09/23/14	6 month EURO	1.750	(2,678)	—	(2,678)
		11,200	(a)	09/23/16	2.240	6 month EURO	(13,447)	—	(13,447)
		2,500	(a)	09/23/20	6 month EURO	2.690	11,259	—	11,259
Morgan Stanley Capital Services, Inc.	GBP	13,750	(a)	12/21/16	6 month BP	3.000	(1,180,271)	(117,264)	(1,063,007)
Royal Bank of Canada	CAD	8,770		11/03/15	6 month CDOR	2.140	(296,754)	—	(296,754)
		13,320		11/04/15	6 month CDOR	2.115	(436,377)	—	(436,377)
	EUR	11,710		11/08/15	2.118	6 month EURO	398,294	—	398,294
	CAD	4,650		07/13/16	6 month CDOR	2.370	(197,339)	—	(197,339)
		4,075		07/14/16	6 month CDOR	2.350	(169,039)	—	(169,039)
	EUR	4,000		07/15/16	2.571	6 month EURO	168,036	—	168,036
		3,575		07/18/16	2.574	6 month EURO	150,439	—	150,439
	CAD	6,800	(a)	09/27/17	6 month CDOR	1.921	(20,068)	—	(20,068)
		9,100	(a)	09/27/22	2.697	6 month CDOR	(26,430)	—	(26,430)
		2,400	(a)	09/27/42	6 month CDOR	2.882	54,401	—	54,401

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

UBS AG (London)		$11,095	(a)	12/21/13	1.250%	3 month LIBOR	$138,080	$121,983	$16,097
	EUR	12,500	(a)	08/26/14	6 month EURO	1.940%	(38,055)	—	(38,055)
		8,500	(a)	08/26/16	2.518	6 month EURO	89,508	—	89,508
	CHF	5,400		01/06/17	2.105	6 month CHFOR	477,797	—	477,797
	EUR	1,940	(a)	08/26/20	6 month EURO	3.070	(55,408)	—	(55,408)

TOTAL							$(2,058,949)	$(293,512)	$(1,765,437)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$37,000	(1.000)%	06/20/14	106	$50,507	$(370,306)	$420,813
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	34,000	(1.000)	06/20/14	106	46,413	(317,151)	363,564
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	16,700	1.000	06/20/16	135	(257,017)	22,506	(279,523)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	27,200	1.000	06/20/16	135	(418,615)	35,040	(453,655)

TOTAL						$(578,712)	$(629,911)	$51,199

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Royal Bank of Canada	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	$30,000	11/17/11	2.450%	$(995,720)	$(553,500)	$(442,220)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	30,000	11/17/11	2.450	(171,994)	(553,500)	381,506

TOTAL		$60,000			$(1,167,714)	$(1,107,000)	$(60,714)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$31,000	$(329,762)

Contracts Written	465,456	(9,229,769)
Contracts Bought to Close	(341,805)	7,501,111
Contracts Expired	(94,651)	951,420

Contracts Outstanding September 30, 2011	$60,000	$(1,107,000)

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – 29.8%
Automotive – 0.3%
Ford Motor Co.
	$5,500,000	7.450%	07/16/31	$6,050,000

Banks – 11.1%
Akbank TAS
	5,490,000	5.125	07/22/15	5,215,500
ANZ Capital Trust II(a)(b)
	11,125,000	5.360	11/29/49	10,888,594
Bank of Scotland PLC(b)
	3,100,000	5.250	02/21/17	3,349,429
Caisse Centrale Desjardins du Quebec(b)
	2,700,000	2.550	03/24/16	2,802,643
Capital One Capital III(a)
	11,062,000	7.686	08/15/36	10,813,105
Cie de Financement Foncier(b)
	7,800,000	2.125	04/22/13	7,813,767
Citigroup Capital XXI(a)(c)
	12,850,000	8.300	12/21/57	12,560,875
Credit Suisse AG/Guernsey(a)(c)
	4,400,000	5.860	05/29/49	3,454,000
DnB NOR Boligkreditt AS(b)
	20,095,000	2.100	10/14/15	20,336,904
	13,700,000	2.900	03/29/16	14,197,543
ING Bank NV(b)
	8,300,000	2.500	01/14/16	8,317,264
Landesbank Baden-Wuerttemberg(b)(c)
	33,100,000	0.575	06/22/12	33,084,311
National City Preferred Capital Trust I(a)(c)
	10,575,000	12.000	12/10/49	10,953,796
Nordea Bank Norge ASA(b)
	16,900,000	0.666 (c)	04/07/14	16,882,407
Nordea Eiendomskreditt AS(b)
	2,200,000	1.875	04/07/14	2,249,322
Regions Bank
	11,650,000	7.500	05/15/18	11,417,000
Resona Preferred Global Securities Ltd.(a)(b)(c)
	10,550,000	7.191	07/30/49	9,865,273
Sparebank 1 Boligkreditt AS(b)
	20,500,000	1.250	10/25/13	20,589,790
	15,800,000	2.625	05/27/16	16,375,067
Stadshypotek AB(b)
	20,180,000	1.450	09/30/13	20,300,919
Swedbank Hypotek AB(b)(c)
	4,400,000	0.813	03/28/14	4,405,601
US Bank NA(a)(c)
EUR	3,150,000	4.375	02/28/17	3,903,696

				249,776,806

Building Materials – 0.3%
Cemex Finance LLC(a)
	2,680,000	9.500	12/14/16	1,955,306
Cemex SAB de CV(b)(c)
	8,530,000	5.369	09/30/15	5,544,582

				7,499,888

Chemicals(a) – 0.9%
Huntsman International LLC
	12,500,000	5.500	06/30/16	11,687,500
Lyondell Chemical Co.
	7,050,000	11.000	05/01/18	7,596,375

				19,283,875

Coal(a)(b) – 0.2%
SunCoke Energy, Inc.
	5,250,000	7.625	08/01/19	5,131,875

Construction Machinery(a) – 0.2%
Terex Corp.
	3,750,000	10.875	06/01/16	3,975,000

Electric(a) – 0.8%
Calpine Construction Finance Co. LP(b)
	4,350,000	8.000	06/01/16	4,502,250
Dolphin Subsidiary II, Inc.(b)
	5,175,000	7.250	10/15/21	5,187,938
NRG Energy, Inc.
	1,550,000	7.375	01/15/17	1,596,500
NV Energy, Inc.
	2,000,000	6.750	08/15/17	2,020,000
Puget Sound Energy, Inc.(c)
	2,000,000	6.974	06/01/67	1,990,000
The AES Corp.(b)
	2,250,000	7.375	07/01/21	2,137,500

				17,434,188

Energy – 1.5%
Gaz Capital SA for Gazprom(d)
	8,950,000	9.250	04/23/19	10,382,000
Newfield Exploration Co.(a)
	1,721,000	6.625	04/15/16	1,738,210
	1,550,000	7.125	05/15/18	1,619,750
	3,500,000	5.750	01/30/22	3,460,625
Petroleos de Venezuela SA(a)
	4,440,000	8.500	11/02/17	2,908,200
Plains Exploration & Production Co.(a)
	2,624,000	7.750	06/15/15	2,702,720
	1,200,000	10.000	03/01/16	1,311,000
	1,100,000	7.625	06/01/18	1,124,750
Range Resources Corp.(a)
	150,000	7.500	10/01/17	158,625
	950,000	7.250	05/01/18	1,007,000
SandRidge Energy, Inc.(a)(b)
	7,750,000	7.500	03/15/21	6,936,250

				33,349,130

Entertainment(a) – 0.2%
MU Finance PLC(b)
	275,000	8.375	02/01/17	287,375
Universal City Development Partners Ltd.
	318,000	8.875	11/15/15	346,620
	3,088,000	10.875	11/15/16	3,605,240

				4,239,235

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Environmental(a) – 0.1%
Casella Waste Systems, Inc.
$2,100,000	11.000%	07/15/14	$2,252,250

Gaming(a) – 0.3%
MGM Resorts International
5,925,000	10.375	05/15/14	6,421,219
500,000	11.125	11/15/17	547,500

			6,968,719

Health Care – Services(a) – 1.5%
Community Health Systems, Inc.
11,625,000	8.875	07/15/15	11,392,500
Fresenius Medical Care US Finance, Inc.(b)
7,050,000	5.750	02/15/21	6,768,000
HCA, Inc.
11,250,000	7.500	02/15/22	10,293,750
Tenet Healthcare Corp.
5,050,000	9.000	05/01/15	5,327,750

			33,782,000

Media – Cable(a) – 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp.
5,450,000	7.000	01/15/19	5,286,500
Charter Communications Operating LLC(b)
3,951,000	10.875	09/15/14	4,247,325
Virgin Media Finance PLC
10,125,000	9.500	08/15/16	10,935,000

			20,468,825

Media – Non Cable(a)(b) – 0.1%
Sirius XM Radio, Inc.
2,850,000	9.750	09/01/15	3,049,500

Metals & Mining(a) – 0.8%
Calcipar SA(b)
6,500,000	6.875	05/01/18	5,622,500
FMG Resources (August 2006) Pty Ltd.(b)
11,275,000	6.875	02/01/18	10,034,750
Novelis, Inc.
1,350,000	8.750	12/15/20	1,336,500

			16,993,750

Noncaptive – Financial – 1.3%
Alrosa Finance SA
6,890,000	7.750	11/03/20	6,407,700
CIT Group, Inc.(a)
2,003,157	7.000	05/01/14	2,043,221
General Motors Financial Co., Inc.(a)(b)
5,000,000	6.750	06/01/18	4,750,000
GEO Maquinaria(a)
727,263	9.625	05/02/21	641,180
3,686,125	9.625 (b)	05/02/21	3,133,206
International Lease Finance Corp.
4,950,000	8.250	12/15/20	4,826,250
TNK-BP Finance SA
3,000,000	7.500	07/18/16	3,105,000
3,560,000	7.875	03/13/18	3,702,400

			28,608,957

Packaging(a)(b) – 0.6%
Plastipak Holdings, Inc.
2,865,000	8.500	12/15/15	2,836,350
Reynolds Group Holdings Ltd.
8,350,000	8.250	02/15/21	6,554,750
Reynolds Group Issuer, Inc.
4,750,000	7.875	08/15/19	4,583,750

			13,974,850

Paper(a)(b) – 0.2%
PE Paper Escrow GmbH
5,114,000	12.000	08/01/14	5,369,700

Pipelines(a) – 1.0%
Carrizo Oil & Gas, Inc.(d)
117,000	4.375	06/01/28	115,791
Enterprise Products Operating LLC(c)
3,875,000	8.375	08/01/66	4,020,313
6,425,000	7.034	01/15/68	6,489,250
Goodrich Petroleum Corp.(d)
863,000	3.250	12/01/26	867,703
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
3,160,000	8.750	04/15/18	3,349,600
Regency Energy Partners LP
1,800,000	9.375	06/01/16	1,926,000
5,000,000	6.500	07/15/21	4,925,000

			21,693,657

Printing(a) – 0.0%
SGS International, Inc.
1,040,000	12.000	12/15/13	1,037,400

Property/Casualty Insurance(a)(c) – 1.3%
ING Capital Funding Trust III
2,975,000	3.969	12/31/49	2,216,375
QBE Capital Funding III Ltd.(b)
5,825,000	7.250	05/24/41	5,265,270
The Chubb Corp.
11,125,000	6.375	03/29/67	10,791,250
ZFS Finance USA Trust IV(b)
11,446,000	5.875	05/09/32	11,345,390

			29,618,285

Retailers(a) – 0.6%
Burlington Coat Factory Warehouse Corp.(b)
3,075,000	10.000	02/15/19	2,682,938
CVS Caremark Corp.(c)
12,075,000	6.302	06/01/37	11,682,562

			14,365,500

Services Cyclical – Business Services(a) – 0.5%
ACCO Brands Corp.
3,760,000	10.625	03/15/15	4,023,200
Equinix, Inc.
1,150,000	8.125	03/01/18	1,216,125
5,000,000	7.000	07/15/21	4,975,000
First Data Corp.(b)
50,000	12.625	01/15/21	37,000

			10,251,325

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Services Cyclical – Rental Equipment(a) – 0.8%
Ashtead Capital, Inc.(b)
	$7,000,000	9.000%	08/15/16	$7,105,000
RSC Equipment Rental, Inc.
	1,795,000	9.500	12/01/14	1,777,050
RSC Equipment Rental/RSC Holdings Inc.
	5,965,000	10.000 (b)	07/15/17	6,307,987
	3,125,000	8.250	02/01/21	2,718,750

				17,908,787

Technology – 0.9%
Alcatel-Lucent
EUR	1,750,000	8.500	01/15/16	2,176,535
CDW LLC/CDW Finance Corp.(a)(b)
	$4,600,000	8.500	04/01/19	3,979,000
Fidelity National Information Services, Inc.(a)
	7,750,000	7.625	07/15/17	8,098,750
SunGard Data Systems, Inc.(a)
	2,500,000	10.625	05/15/15	2,643,750
	2,650,000	7.375	11/15/18	2,464,500

				19,362,535

Wireless Telecommunications – 2.3%
Crown Castle International Corp.(a)
	547,000	9.000	01/15/15	585,290
Intelsat Jackson Holdings SA(a)(b)
	5,000,000	7.250	04/01/19	4,650,000
Intelsat Luxembourg SA(a)(e)
	1,838,467	11.500	02/04/17	1,562,697
	6,375,000	11.500	02/04/17	5,370,937
Nextel Communications, Inc.(a)
	11,596,000	6.875	10/31/13	11,335,090
	11,750,000	5.950	03/15/14	10,986,250
Sprint Capital Corp.(a)
	2,450,000	6.900	05/01/19	2,094,750
	3,500,000	6.875	11/15/28	2,598,750
VimpelCom Holdings BV(b)
	670,000	7.504	03/01/22	546,050
VIP Finance Ireland Ltd. for OJSC Vimpel Communications(b)
	1,010,000	6.493	02/02/16	916,575
	5,980,000	7.748	02/02/21	4,933,500
Wind Acquisition Finance SA(a)(b)
	6,900,000	7.250	02/15/18	5,865,000

				51,444,889

Wirelines Telecommunications – 1.1%
Frontier Communications Corp.(a)
	9,175,000	8.250	04/15/17	8,899,750
MTS International Funding Ltd.
	400,000	8.625	06/22/20	394,000
Portugal Telecom International Finance BV
EUR	1,600,000	3.750	03/26/12	2,113,450
Qwest Communications International, Inc.(a)
	$6,150,000	8.000	10/01/15	6,457,500
Windstream Corp.(a)
	681,000	8.625	08/01/16	706,537
	5,000,000	7.750	10/01/21	4,962,500

				23,533,737

TOTAL CORPORATE OBLIGATIONS
(Cost $702,997,926)				$667,424,663

Mortgage-Backed Obligations – 43.9%
Adjustable Rate Non-Agency(c) – 10.3%
American Home Mortgage Assets Series 2007-2, Class A1
	$2,650,224	0.360%	03/25/47	$1,401,885
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
	1,444,642	0.455	08/25/36	755,770
Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	6,405,552	0.435	09/25/47	3,583,723
Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
	1,148,369	0.495	12/25/35	785,800
Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
	3,412,905	1.722	01/25/36	2,283,237
Countrywide Alternative Loan Trust Series 2005-81, Class A1
	11,943,217	0.515	02/25/37	5,965,087
Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	2,311,695	0.735	05/25/35	1,624,845
Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	2,589,248	1.622	11/25/47	1,356,758
Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
	16,491,421	0.365	03/25/47	7,752,932
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-OA1, Class A1
	710,154	0.435	02/25/47	404,558
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
	28,742,724	0.430	11/19/37	17,276,861
Harborview Mortgage Loan Trust Series 2005-09, Class 2A1A
	1,639,059	0.571	06/20/35	1,264,376
Harborview Mortgage Loan Trust Series 2006-09, Class 2A1A
	6,504,119	0.440	11/19/36	3,815,072
Harborview Mortgage Loan Trust Series 2006-14, Class 2A1A
	5,980,012	0.380	01/25/47	3,202,867
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,649,896	2.466	08/25/35	1,083,486
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
	1,415,015	4.933	09/25/35	1,122,390
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	8,999,926	5.127	11/25/35	6,236,049
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
	6,872,433	0.455	04/25/46	3,546,666

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	$11,000,587	0.415%	07/25/37	$7,127,225
Lehman XS Trust Series 2006-GP1, Class A2A
	7,473,459	0.405	05/25/46	5,982,101
Lehman XS Trust Series 2007-15N, Class 4A1
	14,507,899	1.135	08/25/47	7,596,826
Lehman XS Trust Series 2007-16N, Class 2A2
	724,600	1.085	09/25/47	437,850
Lehman XS Trust Series 2007-7N, Class 1A1A
	32,732,890	0.455	06/25/47	18,875,188
Luminent Mortgage Trust Series 2006-6, Class A1
	12,601,163	0.435	10/25/46	7,465,247
Luminent Mortgage Trust Series 2006-7, Class 2A1
	15,148,690	0.405	12/25/36	7,941,710
Luminent Mortgage Trust Series 2007-2, Class 2A1
	3,419,692	0.465	05/25/37	1,716,209
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
	7,954,637	0.385	03/25/47	4,903,807
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
	2,599,268	0.435	05/25/47	1,279,984
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	8,945,174	1.242	01/25/46	4,420,848
Residential Accredit Loans, Inc. Series 2006-QO10, Class A1
	9,071,236	0.395	01/25/37	5,206,241
Residential Accredit Loans, Inc. Series 2007-QH2, Class A1
	741,753	0.375	03/25/37	437,041
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
	15,319,642	6.468	11/25/37	6,576,417
Residential Accredit Loans, Inc. Series 2007-QO3, Class A1
	22,864,391	0.395	03/25/47	11,834,078
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
	10,664,464	2.938	09/25/35	7,643,221
Structured Adjustable Rate Mortgage Loan Trust Series 2006-04, Class 5A1
	10,028,935	5.526	05/25/36	7,893,775
Structured Asset Mortgage Investments, Inc. Series 2005-AR7, Class 5A1
	2,257,663	1.702	03/25/46	1,151,736
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3
	797,198	0.425	07/25/46	412,682
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A
	858,848	0.445	08/25/36	481,097
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class A1A
	6,827,364	0.435	10/25/36	3,842,844
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1
	2,468,358	1.085	05/25/47	1,298,660
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
	4,930,575	1.212	06/25/46	2,011,672
Washington Mutual Mortgage Pass Through Certificates Series 2005-AR12, Class 1A6
	8,175,000	2.501	10/25/35	6,220,358
Washington Mutual Mortgage Pass Through Certificates Series 2005-AR9, Class A1A
	2,237,562	0.555	07/25/45	1,753,138
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
	3,502,186	0.555	08/25/45	2,734,094
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
	917,293	0.505	12/25/45	712,672
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A
	844,765	0.465	04/25/45	666,262
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
	587,146	0.505	07/25/45	437,665
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
	2,120,011	0.525	07/25/45	1,670,738
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
	5,839,184	1.162	09/25/46	2,816,727
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR15, Class 1A
	7,044,023	1.082	11/25/46	4,097,096
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR17, Class 1A
	13,069,908	1.062	12/25/46	7,267,518
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR4, Class 1A1A
	13,282,286	1.182	05/25/46	9,530,986
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
	2,613,034	1.232	06/25/46	1,115,261
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
	14,255,859	0.942	01/25/47	5,960,011
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class 1A
	8,910,375	1.012	05/25/47	5,342,054

				230,323,401

Collateralized Mortgage Obligations – 8.2%
Regular Floater(c) – 1.1%
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
	2,560,860	1.035	12/25/35	1,499,717
Granite Mortgages PLC Series 2003-2, Class 3A
GBP	4,481,117	1.310	07/20/43	6,656,633
Granite Mortgages PLC Series 2003-3, Class 2A
EUR	329,521	1.988	01/20/44	420,544
Granite Mortgages PLC Series 2004-2, Class 3A
GBP	2,261,486	1.245	06/20/44	3,359,356

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)

Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	120,045	1.815%	09/20/44	$153,201
Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	2,128,130	1.285	09/20/44	3,161,209
Permanent Master Issuer PLC Series 2006-1, Class 6A1
	$500,000	0.947	04/15/20	764,086
Permanent Master Issuer PLC Series 2009-1, Class A2
	3,200,000	2.527	07/15/42	5,006,549
Permanent Master Issuer PLC Series 2011-1A, Class 1A3(b)
EUR	3,300,000	2.905	07/15/42	4,404,408

				25,425,703

Sequential Fixed Rate – 6.1%
Banc of America Funding Corp. Series 2007-8, Class 2A1
	$4,407,334	7.000	10/25/37	2,958,469
BCAP LLC Trust Series 2007-AA2, Class 2A7
	3,922,276	6.000	04/25/37	2,556,468
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	844,625	5.500	05/25/22	817,414
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	2,717,003	6.000	01/25/37	1,810,190
Citimortgage Alternative Loan Trust Series 2007-A4, Class 1A5
	9,737,464	5.750	04/25/37	6,564,243
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	5,695,979	6.000	02/25/36	3,914,700
Countrywide Alternative Loan Trust Series 2007-06, Class A4
	1,793,561	5.750	04/25/47	1,065,761
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
	1,952,126	6.000	08/25/37	1,447,424
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	1,149,684	6.000	08/25/37	813,011
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-1, Class A4
	17,126,620	6.000	03/25/37	14,383,033
Credit Suisse Mortgage Capital Certificates Trust Series 2006-8, Class 4A1
	1,051,875	6.500	10/25/21	797,577
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	7,000,000	2.699	05/25/18	7,140,298
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(b)
	17,598,514	6.000	11/25/36	13,237,324
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	3,669,872	5.000	08/25/35	3,504,240
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 1A
	9,596,492	5.250	02/25/21	8,666,336
Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A3
	11,301,727	5.750	02/25/36	9,116,139
Residential Accredit Loans, Inc. Series 2006-QS12, Class 1A1
	10,743,758	6.500	09/25/36	6,286,060
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	1,471,556	5.500	02/25/36	896,470
Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
	7,733,985	6.000	04/25/36	5,052,652
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	2,531,327	6.000	06/25/36	1,531,741
Residential Accredit Loans, Inc. Series 2006-QS7, Class A1
	1,550,081	6.000	06/25/36	983,433
Residential Accredit Loans, Inc. Series 2006-QS8, Class A1
	5,939,709	6.000	08/25/36	3,691,449
Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
	4,611,081	6.000	08/25/36	2,886,552
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	4,594,617	6.500	07/25/36	3,054,170
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
	3,398,715	6.000	08/25/36	2,374,365
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
	14,343,138	6.000	10/25/37	11,343,417
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
	11,002,817	6.000	06/25/37	8,634,108
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 1A1
	1,813,438	5.750	07/25/37	1,286,361
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1
	7,648,705	6.250	07/25/37	5,286,291
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
	4,305,376	6.000	08/25/37	3,957,099

				136,056,795

Sequential Floating Rate(c) – 0.9%
Banc of America Funding Corp. Series 2007-2, Class 2A1
	496,539	5.615	03/25/37	454,474
Chaseflex Trust Series 2007-3, Class 1A2
	6,230,721	0.695	07/25/37	3,357,492
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
	15,000,000	4.084	11/25/20	16,458,914
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
	1,735,323	0.335	12/25/36	854,817

				21,125,697

Support – 0.1%
Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
	1,409,299	5.500	04/25/36	992,483

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$183,600,678

Federal Agencies – 25.4%
Adjustable Rate FNMA(c) – 0.5%
	$1,429,182	1.993%	10/01/34	$1,480,316
	3,285,172	1.943	01/01/35	3,416,280
	3,140,467	2.001	01/01/35	3,267,150
	2,750,466	2.684	09/01/35	2,884,056

				11,047,802

FHLMC(f) – 0.4%
	8,000,000	4.000	TBA-30yr	8,373,125

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)

FNMA – 24.5%
$7,043,751	3.104%	01/01/18		$7,349,865
7,844,285	3.462	01/01/18		8,341,167
4,400,000	3.660	01/01/18		4,692,930
1,494,678	5.000	01/01/18		1,612,795
7,909,490	5.000	02/01/18		8,534,530
5,500,000	3.750	03/01/18		5,920,869
4,895,440	5.000	03/01/18		5,282,298
7,399,327	5.000	04/01/18		7,984,052
3,550,000	3.840	05/01/18		3,815,285
595,324	5.000	05/01/18		642,369
597,601	5.000	06/01/18		644,826
11,613	5.500	01/01/19		12,644
178,922	5.500	02/01/19		194,817
198,048	5.500	03/01/19		215,644
146,668	5.500	04/01/19		159,700
84,588	5.500	05/01/19		92,102
340,123	5.500	06/01/19		370,341
1,215,851	5.500	07/01/19		1,323,838
1,179,570	5.500	08/01/19		1,284,291
1,055,796	5.500	09/01/19		1,149,508
310,869	5.500	10/01/19		338,479
317,778	5.500	11/01/19		346,011
447,777	5.500	12/01/19		487,561
60,835	5.500	01/01/20		66,239
23,612	5.500	06/01/20		25,687
5,930,093	5.500	07/01/20		6,444,807
2,183,773	3.416	10/01/20		2,277,073
3,076,492	3.375	11/01/20		3,199,466
1,588,576	3.632	12/01/20		1,676,951
16,547,609	5.500	05/01/25		18,001,994
56,345	4.000	02/01/40		59,080
36,086,175	3.500	02/01/41		37,095,575
399,000,000	3.000	TBA-15yr	(f)	409,819,935
11,000,000	4.000	TBA-30yr	(f)	11,529,375

				550,992,104

TOTAL FEDERAL AGENCIES				$570,413,031

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,013,089,518)				$984,337,110

Asset-Backed Securities – 8.8%
Collateralized Loan Obligations(c) – 6.0%
Black Diamond CLO Ltd. Series 2005-1A, Class A1(b)
$6,370,599	0.621%	06/20/17		$6,068,251
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(b)
3,231,338	0.601	06/20/17		3,089,488
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
1,000,000	0.503	04/29/19		918,669
Callidus Debt Partners Fund Ltd. Series 6A, Class A1T(b)
2,143,720	0.513	10/23/21		1,973,279
Carlyle High Yield Partners Series 2004-6A, Class A1(b)
3,472,117	0.648	08/11/16		3,371,127
Champlain CLO Ltd. Series 2004-1A, Class A1(b)
4,767,767	0.727	06/15/16		4,611,113
DFR Middle Market CLO Ltd. Series 2007-1A, Class A1A(b)
215,806	0.511	07/20/19		214,451
Duane Street CLO Series 2007-4A, Class A1T(b)
6,315,591	0.516	11/14/21		5,800,706
Greywolf CLO Ltd. Series 2007-1A, Class A(b)
9,327,400	0.538	02/18/21		8,480,715
Jasper CLO Ltd. Series 2005-1A, Class A(b)
32,038,455	0.526	08/01/17		29,755,972
Katonah Ltd. Series 7A, Class A1(b)
1,940,563	0.546	11/15/17		1,862,989
KKR Financial CLO Ltd. Series 2006-1A, Class A1(b)
24,300,091	0.592	08/25/18		22,684,670
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
13,712,725	0.636	05/15/21		12,524,736
KKR Financial CLO Ltd. Series 2007-AA, Class A(b)
1,307,459	0.999	10/15/17		1,242,723
Monument Park CDO Ltd. Series 2003 1A, Class A1(b)
2,274,518	0.801	01/20/16		2,213,618
Mountain View Funding CLO Series 2007-3A, Class A1(b)
6,938,124	0.465	04/16/21		6,457,173
Westchester CLO Ltd. Series 2007-1X, Class A1A
25,942,491	0.479	08/01/22		24,009,672

				135,279,352

Home Equity – 1.2%
AH Mortgage Advance Trust Series SART-1, Class A1(b)
6,400,000	2.630	05/10/42		6,392,419
AH Mortgage Advance Trust Series SART-2, Class A1(b)
4,700,000	3.270	09/15/43		4,698,733
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)(c)
476,913	1.235	10/25/37		454,106
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
1,030,000	1.485	10/25/37		767,616
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
2,040,000	1.685	10/25/37		842,880
Countrywide Asset-Backed Certificates Series 2006-ABC1, Class A2(c)
10,375,202	0.395	05/25/36		4,307,788
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(c)
20,000,000	0.455	08/25/37		3,015,848
First Franklin Mortgage Loan Asset-Backed Certificates Series 2006-FF18, Class A2B(c)
7,070,679	0.345	12/25/37		3,947,011
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4(c)
11,762,000	0.485	10/25/36		3,447,129

				27,873,530

Student Loan(c) – 1.6%
Educational Funding of the South, Inc. Series 2011-1, Class A2
15,400,000	0.903	04/25/35		14,253,518
GCO Education Loan Funding Trust Series 2006-1, Class A10L
800,000	0.502	02/27/28		679,834
GCO Education Loan Funding Trust Series 2006-1, Class A11L
2,000,000	0.542	05/25/36		1,634,844

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)

GCO Education Loan Funding Trust Series 2006-1, Class A8L
	$6,500,000	0.442%	05/25/25	$5,885,925
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	10,000,000	1.261	07/01/24	9,893,794
SLM Student Loan Trust Series 2011-2, Class A2
	2,075,000	1.435	10/25/34	2,043,204
US Education Loan Trust LLC Series 2006-1, Class A2(b)
	902,776	0.456	03/01/25	887,544

				35,278,663

TOTAL ASSET-BACKED SECURITIES
(Cost $201,409,561)				$198,431,545

Foreign Debt Obligations – 7.0%
Sovereign – 7.0%
Bank Negara Monetary Notes(g)
MYR	70,075,000	0.000%	12/06/11	$21,837,794
	15,100,000	0.000	12/13/11	4,702,909
Malaysia Government Bond
	$67,305,000	3.434	08/15/14	21,229,800
Mexico Cetes
MXN	281,862,270	0.000 (g)	01/26/12	20,051,163
Republic of Argentina(c)
EUR	8,004,897	7.820	12/31/33	6,059,376
	22,930,000	0.000	12/15/35	3,732,536
Republic of Colombia
	$6,020,000	4.375	07/12/21	6,110,240
Republic of Ivory Coast(h)
	7,003,000	2.500	12/31/32	3,396,455
Republic of South Africa
ZAR	5,290,000	7.250	01/15/20	615,829
	403,755,000	6.750	03/31/21	44,997,078
	33,800,000	10.500	12/21/26	4,852,417
	34,590,000	10.500	12/21/26	4,965,832
Republic of Venezuela
	$6,640,000	7.750	10/13/19	4,233,000
	1,370,000	9.000	05/07/23	856,250
	1,920,000	8.250	10/13/24	1,123,200
	510,000	9.250	05/07/28	313,650
Russian Federation(i)
	576,150	7.500	03/31/30	647,593
Ukraine Government(b)
	8,000,000	7.950	02/23/21	7,240,000
United Mexican States
MXN	9,607,300	7.500	06/03/27	716,783

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $178,651,772)				$157,681,905

Structured Notes – 1.0%
Notas do Tesouro Nacional (Issuer Credit Suisse Nassau)
BRL	4,912,247	6.000%	08/17/40	$2,689,970
	26,944,814	6.000	08/19/40	14,755,112
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)(c)
	11,026,647	6.000	08/15/40	6,038,246

TOTAL STRUCTURED NOTES
(Cost $26,537,385)				$23,483,328

Municipal Debt Obligations – 0.6%
California – 0.4%
California State GO Bonds Build America Series 2009
	$5,300,000	7.350%	11/01/39	$6,315,904
California State GO Bonds Build America Series 2010
	1,900,000	7.600	11/01/40	2,350,661
California State GO Bonds Build America Taxable Series 2009
	500,000	7.500	04/01/34	601,960

				9,268,525

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
	650,000	7.350	07/01/35	731,451
Illinois State GO Bonds Taxable-Pension Series 2003(j)
	2,625,000	5.100	06/01/33	2,372,764

				3,104,215

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $10,905,429)				$12,372,740

Government Guarantee Obligations(k) – 0.2%
Bank of Ireland
EUR	1,040,000	6.750%	01/30/12	$1,375,923
	$2,120,000	2.750 (b)	03/02/12	2,035,673
	1,490,000	2.750	03/02/12	1,430,732

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $4,984,174)				$4,842,328

U.S. Treasury Obligation(j) – 0.4%
United States Treasury Inflation Protected Security
	$7,517,700	0.625%	07/15/21	$7,854,794
(Cost $7,934,669)

Senior Term Loans(l) – 3.6%
Airlines – 0.5%
Delta Air Lines, Inc.
	$11,595,938	5.500%	04/20/17	$10,914,676

Automotive – 0.5%
Chrysler Group LLC
	11,970,000	6.000	05/24/17	10,405,401

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Term Loans(l) – (continued)

Automotive – Parts – 0.1%
Tomkins LLC
$1,496,231	4.250%	09/21/16	$1,465,379

Energy – Coal – 0.1%
Walter Energy, Inc.
2,250,000	4.000	04/02/18	2,168,438

Food & Beverages – 0.2%
NBTY, Inc.
4,987,437	4.250	10/01/17	4,823,101

Gaming – 0.2%
Caesars Entertainment Operating Co.
5,500,000	3.247	01/28/15	4,568,465

Health Care – 0.5%
Health Management Associates, Inc.
6,980,498	2.119	02/28/14	6,554,897
Multiplan, Inc.
6,250,000	4.750	08/26/17	5,901,062

			12,455,959

Health Care – Pharmaceutical – 0.3%
Endo Pharmaceuticals Holdings, Inc.
6,638,304	4.000	06/18/18	6,602,722

Media – Broadcasting & Radio – 0.3%
Cumulus Media, Inc.
4,600,000	5.750	09/17/18	4,325,426
2,100,000	7.500	02/11/19	1,979,250

			6,304,676

Metals – 0.1%
Novelis, Inc.
2,743,090	3.750	03/10/17	2,664,227

Services Cyclical – Business Services – 0.2%
First Data Corp.
4,938,593	2.985	09/24/14	4,281,168
Trans Union LLC
997,494	4.750	02/12/18	971,309

			5,252,477

Telecommunications – Internet & Data – 0.2%
Level 3 Financing, Inc.
5,000,000	0.043	10/04/18	4,733,350

Utilities – Electric – 0.2%
Calpine Corp.
4,139,599	4.500	04/02/18	3,888,367

Wireless Telecommunications – 0.2%
Intelsat Jackson Holdings SA
5,000,000	5.250	04/02/18	4,762,500

TOTAL SENIOR TERM LOANS
(Cost $84,811,355)			$81,009,738

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,231,321,789)			$2,137,438,151

Short-term Investment(m) – 21.2%
Repurchase Agreement – 21.2%
Joint Repurchase Agreement Account II
$476,100,000	0.095%	10/03/11	$476,100,000
(Cost $476,100,000)

TOTAL INVESTMENTS – 116.5%
(Cost $2,707,421,789)			$2,613,538,151

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.5)%			(370,427,390)

NET ASSETS – 100.0%			$2,243,110,761

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $489,371,465, which represents approximately 21.8% of net assets as of September 30, 2011.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Pay-in-kind securities.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $429,722,435, which represents approximately 19.2% of net assets as of September 30, 2011.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Security is currently in default and/or non-income producing.

(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2011.

(j)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Guaranteed by a foreign government until maturity.

(l)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

(m)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 89.

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
ZAR	—	South African Rand

Investment Abbreviations:
AUDOR	—	Australian Dollar Offered Rate
BP	—	British Pound Offered Rate
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CLO	—	Collateralized Loan Obligation
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter
SART	—	Servicer Advance Revolving Trust

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	USD/EUR	10/13/11	$9,039,164	$322,771
	USD/GBP	12/21/11	12,934,250	73,168
	USD/JPY	10/04/11	3,916,286	32,031
	USD/MXN	11/29/11	2,136,131	56,794
Citibank NA	JPY/EUR	12/21/11	14,017,217	114,254
	USD/AUD	12/21/11	8,218,239	569,112
	USD/EUR	12/21/11	8,602,722	345,836
	USD/GBP	12/21/11	8,674,253	207,728
	USD/NZD	12/21/11	4,290,486	7,968
	USD/ZAR	10/28/11	9,019,319	251,165
Credit Suisse International (London)	USD/AUD	12/21/11	4,041,568	357,469
	USD/CAD	12/21/11	820,472	47,759
	USD/JPY	12/21/11	6,056,702	53,298
Deutsche Bank AG (London)	EUR/AUD	12/21/11	12,974,705	218,836
	EUR/CHF	12/21/11	10,055,553	73,647
	EUR/NZD	12/21/11	8,669,705	140,275
	GBP/EUR	12/21/11	8,702,835	113,013
	JPY/EUR	12/21/11	1,968,837	101,654
	USD/AUD	12/21/11	13,788,092	42,857
	USD/EUR	12/21/11	32,354,672	597,808
	USD/NZD	12/21/11	22,572,569	1,793,859
HSBC Bank PLC	EUR/NOK	12/21/11	27,752,008	298,497
	EUR/SEK	12/21/11	8,571,219	199,921
	USD/SEK	12/21/11	22,992,903	1,704,546
	USD/ZAR	10/28/11	46,694,411	6,969,242
JPMorgan Securities, Inc.	EUR/CAD	12/21/11	8,634,394	159,514
	EUR/NOK	12/21/11	8,761,302	64,750
	USD/CAD	12/21/11	8,426,524	478,476
	USD/EUR	10/13/11	57,764,395	4,314,579
	USD/EUR	12/21/11	5,232,684	104,669
	USD/GBP	10/19/11	20,510,976	500,709
	USD/NZD	12/21/11	25,537,526	871,947
Morgan Stanley & Co.	USD/GBP	12/21/11	7,834,343	190,783
Royal Bank of Canada	EUR/CAD	12/21/11	8,389,637	281,055
	USD/AUD	12/21/11	8,740,443	62,515
	USD/CAD	12/21/11	15,525,234	182,767
	USD/EUR	10/13/11	17,254,718	475,214
	USD/EUR	12/21/11	8,619,798	330,200
Royal Bank of Scotland PLC	GBP/USD	12/21/11	8,694,509	1,287
	USD/AUD	12/21/11	4,075,104	350,780
UBS AG (London)	CHF/EUR	12/21/11	16,168,148	58,826
	GBP/USD	12/21/11	8,998,349	126,909
	USD/BRL	10/18/11	22,227,244	4,034,631
	USD/CAD	12/21/11	4,301,027	20,973
	USD/CHF	12/21/11	5,585,030	865,970
	USD/EUR	12/21/11	4,348,739	99,164
	USD/ZAR	10/28/11	2,195,749	211,158

TOTAL				$28,480,384

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Bank of America N.A.	AUD/USD	12/21/11	$4,854,098	$(257,496)
	CAD/USD	12/21/11	9,026,241	(245,759)
	SEK/EUR	12/21/11	4,348,739	(16,703)
Barclays Bank PLC	JPY/USD	11/09/11	7,504,098	(25,845)
	USD/GBP	12/21/11	3,504,292	(17,060)
Citibank NA	AUD/USD	12/21/11	16,647,142	(1,523,310)
	CAD/USD	12/21/11	14,855,128	(991,872)
	EUR/USD	10/13/11	4,445,460	(133,915)
	GBP/USD	12/21/11	4,341,022	(7,255)
Credit Suisse International (London)	CHF/USD	12/21/11	8,544,452	(9,548)
	EUR/USD	10/13/11	5,159,937	(258,320)
	EUR/USD	12/21/11	8,793,908	(73,803)
Deutsche Bank AG (London)	EUR/USD	10/13/11	37,153,733	(690,163)
	EUR/USD	12/21/11	13,966,043	(475,872)
	NZD/EUR	12/21/11	8,607,744	(463,268)
	NZD/USD	12/21/11	8,389,981	(273,512)
HSBC Bank PLC	NOK/EUR	12/21/11	8,708,193	(88,535)
	NOK/EUR	12/21/11	3,329,050	(137,808)
	SEK/USD	12/21/11	19,511,669	(431,331)
JPMorgan Securities, Inc.	AUD/USD	12/21/11	3,082,439	(281,321)
	EUR/USD	12/21/11	5,983,661	(72,690)
	JPY/USD	12/21/11	12,406,889	(57,111)
	NZD/USD	12/21/11	30,435,093	(2,223,390)
Royal Bank of Canada	AUD/USD	10/28/11	8,637,217	(245,387)
	CAD/EUR	12/21/11	8,288,989	(1,678)
	CAD/USD	12/21/11	4,387,274	(271,726)
	JPY/USD	10/04/11	11,416,629	(70,251)
Royal Bank of Scotland PLC	EUR/USD	12/21/11	4,288,470	(195,611)
	NZD/USD	12/21/11	8,223,243	(605,033)
	SEK/EUR	12/21/11	4,367,489	(60,066)

TOTAL				$(10,205,639)

FORWARD SALES CONTRACTS — At September 30, 2011, the Fund had the following forward sales contracts

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA (Proceeds Receivable: $36,000,469)	3.500%	TBA-30yr	10/13/2011	$(36,000,000)	$(36,973,123)

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Japan 10 Year Government Bond	(63)	December 2011	$(116,173,862)	$417,280
Ultra Long U.S. Treasury Bonds	64	December 2011	10,152,000	963,064
5 Year German Euro-Bobl	77	December 2011	12,599,021	(11,800)
10 Year German Euro-Bund	(182)	December 2011	(33,280,967)	(10,564)
2 Year U.S. Treasury Notes	(230)	December 2011	(50,646,719)	70,042
5 Year U.S. Treasury Notes	6,487	December 2011	794,556,140	87,542
10 Year U.S. Treasury Notes	(1,676)	December 2011	(218,037,125)	(213,690)
30 Year U.S. Treasury Bonds	(1,547)	December 2011	(220,640,875)	(2,285,960)

TOTAL				$(984,086)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$120,600	(a)	09/30/13	3 month LIBOR	0.500%	$218,378	$107,442	$110,936
		28,100	(a)	12/21/16	3 month LIBOR	2.500	(1,558,048)	(1,625,438)	67,390
	CAD	19,600	(a)	07/21/17	6 month CDOR	2.910	(1,009,645)	—	(1,009,645)
		26,200	(a)	07/22/17	6 month CDOR	2.821	(1,243,305)	—	(1,243,305)
		37,500	(a)	08/09/17	6 month CDOR	2.173	(639,379)	—	(639,379)
		30,700	(a)	08/29/17	6 month CDOR	2.115	(408,796)	—	(408,796)
		24,300	(a)	08/31/17	6 month CDOR	2.180	(392,542)	—	(392,542)
		27,400	(a)	09/12/17	6 month CDOR	1.830	9,918	—	9,918
		18,500	(a)	09/13/17	6 month CDOR	1.875	(30,032)	—	(30,032)
		16,100	(a)	09/14/17	6 month CDOR	1.898	(41,673)	—	(41,673)
		$60,300	(a)	12/21/18	3.250%	3 month LIBOR	5,878,974	5,608,454	270,520
	CAD	26,800	(a)	07/21/22	3.696	6 month CDOR	2,333,571	—	2,333,571
		35,800	(a)	07/22/22	3.624	6 month CDOR	2,897,337	—	2,897,337
		50,900	(a)	08/09/22	3.158	6 month CDOR	2,040,429	—	2,040,429
		41,300	(a)	08/29/22	2.972	6 month CDOR	935,953	—	935,953
		32,800	(a)	08/31/22	3.029	6 month CDOR	895,747	—	895,747
		37,000	(a)	09/12/22	2.631	6 month CDOR	(270,128)	—	(270,128)
		24,500	(a)	09/13/22	2.627	6 month CDOR	(189,726)	—	(189,726)
		21,400	(a)	09/14/22	2.658	6 month CDOR	(110,485)	—	(110,485)
		7,800	(a)	07/21/42	6 month CDOR	4.010	(1,492,918)	—	(1,492,918)
		10,400	(a)	07/22/42	6 month CDOR	3.949	(1,871,899)	—	(1,871,899)
		14,600	(a)	08/09/42	6 month CDOR	3.586	(1,622,862)	—	(1,622,862)
		11,500	(a)	08/29/42	6 month CDOR	3.325	(705,715)	—	(705,715)
		9,100	(a)	08/31/42	6 month CDOR	3.377	(644,601)	—	(644,601)
		9,800	(a)	09/12/42	6 month CDOR	2.900	182,887	—	182,887
		6,500	(a)	09/13/42	6 month CDOR	2.850	182,102	—	182,102
		5,700	(a)	09/14/42	6 month CDOR	2.888	120,191	—	120,191
Barclays Bank PLC	EUR	103,900	(a)	09/30/18	2.650	6 month EURO	411,337	—	411,337
		56,100	(a)	09/30/23	6 month EURO	3.005	(400,292)	—	(400,292)
BNP Paribas SA	CAD	30,000	(a)	12/21/16	6 month CDOR	3.000	(1,984,441)	(523,889)	(1,460,552)

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Citibank NA	EUR	7,130		11/05/15	2.096%	6 month EURO	$233,768	$—	$233,768
		$41,000	(a)	12/21/16	2.500	3 month LIBOR	2,273,309	2,531,304	(257,995)
	CAD	49,075	(a)	12/21/16	6 month CDOR	3.000%	(3,246,215)	(805,667)	(2,440,548)
	EUR	111,200	(a)	09/30/18	2.551	6 month EURO	(226,943)	—	(226,943)
		63,520	(a)	10/04/18	2.623	6 month EURO	184,717	—	184,717
	JPY	15,844,000	(a)	12/21/18	6 month JYOR	1.000	(4,171,676)	(3,962,364)	(209,312)
		$30,200	(a)	12/21/21	3.500	3 month LIBOR	3,665,971	3,568,650	97,321
	EUR	41,000	(a)	12/21/21	6 month EURO	3.750	(5,775,059)	(5,405,905)	(369,154)
		60,000	(a)	09/30/23	6 month EURO	2.890	348,702	—	348,702
		34,500	(a)	10/04/23	6 month EURO	2.983	(237,947)	—	(237,947)
		$19,700	(a)	12/21/26	3 month LIBOR	4.000	(3,737,960)	(3,126,984)	(610,976)
		8,700	(a)	12/21/41	4.250	3 month LIBOR	2,779,990	2,926,929	(146,939)
Credit Suisse First Boston Corp.	EUR	69,200	(a)	03/11/14	6 month EURO	3.240	(1,534,731)	—	(1,534,731)
		73,600	(a)	03/15/14	6 month EURO	3.120	(1,523,063)	—	(1,523,063)
		78,500	(a)	03/18/14	6 month EURO	3.120	(1,613,786)	—	(1,613,786)
		106,600	(a)	07/01/14	6 month EURO	2.765	(1,547,846)	—	(1,547,846)
		51,200	(a)	09/09/14	6 month EURO	1.828	(70,951)	—	(70,951)
		60,200	(a)	09/09/14	6 month EURO	1.810	(69,940)	—	(69,940)
		58,800	(a)	09/23/14	6 month EURO	1.770	(24,642)	—	(24,642)
	AUD	113,960	(a)	12/21/14	6 month AUDOR	5.500	(4,199,649)	(3,317,914)	(881,735)
	GBP	5,640		02/16/16	3.201	6 month BP	602,041	—	602,041
		6,620		02/18/16	3.124	6 month BP	670,924	—	670,924
	EUR	47,700	(a)	03/11/16	3.536	6 month EURO	2,732,522	—	2,732,522
		50,900	(a)	03/15/16	3.437	6 month EURO	2,714,448	—	2,714,448
		54,000	(a)	03/18/16	3.445	6 month EURO	2,888,852	—	2,888,852
		72,800	(a)	07/01/16	3.215	6 month EURO	2,876,368	—	2,876,368
	CAD	12,900		07/15/16	6 month CDOR	2.374	(548,913)	—	(548,913)
	EUR	11,325		07/19/16	2.531	6 month EURO	445,162	—	445,162
		34,800	(a)	09/09/16	2.395	6 month EURO	183,089	—	183,089
		41,000	(a)	09/09/16	2.365	6 month EURO	169,605	—	169,605
		40,000	(a)	09/23/16	2.250	6 month EURO	(33,048)	—	(33,048)
		53,000	(a)	12/21/16	3.250	6 month EURO	4,200,635	1,056,889	3,143,746
		$70,820	(a)	12/21/16	2.500	3 month LIBOR	3,926,726	3,730,939	195,787
		75,075	(a)	12/21/16	2.500	3 month LIBOR	4,162,651	515,810	3,646,841
	EUR	58,280	(a)	09/30/18	2.504	6 month EURO	(283,180)	—	(283,180)
		1,325	(a)	12/21/18	3.500	6 month EURO	137,996	29,725	108,271
		11,000	(a)	03/11/20	6 month EURO	3.870	(1,166,058)	—	(1,166,058)
		11,700	(a)	03/15/20	6 month EURO	3.793	(1,161,835)	—	(1,161,835)
		12,400	(a)	03/18/20	6 month EURO	3.805	(1,241,038)	—	(1,241,038)
		16,770	(a)	07/01/20	6 month EURO	3.683	(1,389,968)	—	(1,389,968)
		9,300	(a)	09/09/20	6 month EURO	2.930	(127,004)	—	(127,004)
		7,900	(a)	09/09/20	6 month EURO	2.935	(130,730)	—	(130,730)
		9,000	(a)	09/23/20	6 month EURO	2.690	40,534	—	40,534
		14,520	(a)	12/21/21	3.750	6 month EURO	2,045,216	989,987	1,055,229
		31,760	(a)	09/30/23	6 month EURO	2.844	349,058	—	349,058
Deutsche Bank Securities, Inc.		150,000	(a)	03/15/14	6 month EURO	3.107	(3,078,752)	—	(3,078,752)
		39,100	(a)	03/18/14	6 month EURO	2.955	(720,515)	—	(720,515)
		60,100	(a)	03/18/14	6 month EURO	3.120	(1,235,522)	—	(1,235,522)

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc. (continued)		$192,900	(a)	07/04/14	6 month EURO	2.795%	$(2,865,834)	$—	$(2,865,834)
		218,150	(a)	07/15/14	6 month EURO	2.516	(2,420,656)	—	(2,420,656)
	EUR	189,400	(a)	09/16/14	6 month EURO	1.700	67,094	—	67,094
	AUD	71,500	(a)	12/21/14	6 month AUDOR	5.500	(2,634,915)	(2,649,348)	14,433
		5,100		02/28/15	3 month LIBOR	1.414	(105,098)	—	(105,098)
	GBP	10		02/11/16	3.188%	6 month BP	1,062	—	1,062
	NZD	10		02/15/16	3 month NZDOR	4.690	(338)	—	(338)
		11,080		02/18/16	3 month NZDOR	4.700	(379,673)	—	(379,673)
		14,720		02/22/16	3 month NZDOR	4.683	(493,285)	—	(493,285)
	EUR	51,900	(a)	03/15/16	3.425	6 month EURO	2,744,165	—	2,744,165
		51,900	(a)	03/15/16	3.425	6 month EURO	2,745,149	—	2,745,149
		27,000	(a)	03/18/16	3.318	6 month EURO	1,313,937	—	1,313,937
		41,500	(a)	03/18/16	3.455	6 month EURO	2,235,867	—	2,235,867
		132,000	(a)	07/04/16	3.250	6 month EURO	5,185,406	—	5,185,406
		149,375	(a)	07/15/16	2.982	6 month EURO	4,487,882	—	4,487,882
		128,900	(a)	09/16/16	2.210	6 month EURO	(258,578)	—	(258,578)
		$7,000	(a)	12/21/16	3 month LIBOR	2.500	(388,126)	(385,597)	(2,529)
	EUR	25,000	(a)	12/21/16	3.250	6 month EURO	1,981,432	609,739	1,371,693
	JPY	8,070,000	(a)	12/21/18	6 month JYOR	1.000	(2,124,806)	(1,871,802)	(253,004)
	EUR	23,800	(a)	03/15/20	6 month EURO	3.772	(2,321,522)	—	(2,321,522)
		6,200	(a)	03/18/20	6 month EURO	3.705	(568,611)	—	(568,611)
		9,600	(a)	03/18/20	6 month EURO	3.815	(968,841)	—	(968,841)
		30,400	(a)	07/04/20	6 month EURO	3.718	(2,603,082)	—	(2,603,082)
		34,400	(a)	07/15/20	6 month EURO	3.453	(2,164,720)	—	(2,164,720)
		29,100	(a)	09/16/20	6 month EURO	2.700	95,468	—	95,468
		$92,200	(a)	12/21/21	3.500	3 month LIBOR	11,192,134	11,571,812	(379,678)
		10,300	(a)	12/21/26	3 month LIBOR	4.000	(1,954,365)	(1,557,111)	(397,254)
		10,100	(a)	12/21/31	4.250	3 month LIBOR	2,589,260	1,708,000	881,260
	EUR	5	(a)	12/21/41	6 month EURO	3.750	(1,384)	(627)	(757)
		$41,100	(a)	12/21/41	3 month LIBOR	4.250	(13,133,054)	(13,410,434)	277,380
JPMorgan Securities, Inc.	EUR	86,100	(a)	09/20/14	6 month EURO	1.840	(116,343)	—	(116,343)
		124,300	(a)	09/23/14	6 month EURO	1.750	(20,300)	—	(20,300)
		59,000	(a)	09/20/16	2.350	6 month EURO	180,161	—	180,161
		36,900	(a)	09/23/16	2.230	6 month EURO	(58,122)	—	(58,122)
		47,600	(a)	09/23/16	2.240	6 month EURO	(57,151)	—	(57,151)
		$21,900	(a)	12/21/16	3 month LIBOR	2.500	(1,214,280)	(902,131)	(312,149)
	EUR	13,300	(a)	09/20/20	6 month EURO	2.820	(84,900)	—	(84,900)
		8,300	(a)	09/23/20	6 month EURO	2.665	54,507	—	54,507
		10,700	(a)	09/23/20	6 month EURO	2.690	48,190	—	48,190
		$94,800	(a)	12/21/21	3.500	3 month LIBOR	11,507,747	11,484,264	23,483
		68,800	(a)	12/21/21	3 month LIBOR	3.500	(8,351,614)	(8,021,193)	(330,421)
Morgan Stanley Capital Services, Inc.		90,400	(a)	12/21/14	3 month LIBOR	1.750	(2,498,397)	(866,897)	(1,631,500)
	GBP	62,350	(a)	12/21/16	6 month BP	3.000	(5,114,046)	(531,740)	(4,582,306)
		$158,600	(a)	12/21/16	3 month LIBOR	2.500	(8,793,825)	(9,061,850)	268,025
	EUR	37,000	(a)	12/21/21	6 month EURO	3.750	(5,211,638)	(5,293,571)	81,933
		$20,600	(a)	12/21/26	3 month LIBOR	4.000	(3,908,729)	(614,925)	(3,293,804)
		16,800	(a)	12/21/41	4.250	3 month LIBOR	5,368,255	5,659,499	(291,244)

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Royal Bank of Canada	CAD	8,080		11/03/15	6 month CDOR	2.140%	$(273,406)	$—	$(273,406)
		$12,250		11/04/15	6 month CDOR	2.115	(401,322)	—	(401,322)
	EUR	10,770		11/08/15	2.118%	6 month EURO	366,322	—	366,322
	CAD	22,700		07/13/16	6 month CDOR	2.370	(963,353)	—	(963,353)
		17,550		07/14/16	6 month CDOR	2.350	(728,007)	—	(728,007)
	EUR	19,550		07/15/16	2.571	6 month EURO	821,278	—	821,278
		15,425		07/18/16	2.574	6 month EURO	649,096	—	649,096
	CAD	12,600	(a)	09/26/17	6 month CDOR	1.838	9,816	—	9,816
		11,100	(a)	09/27/17	6 month CDOR	1.921	(32,759)	—	(32,759)
		16,700	(a)	09/26/22	2.568	3 month CDOR	(229,149)	—	(229,149)
		14,700	(a)	09/27/22	2.697	3 month CDOR	(42,697)	—	(42,697)
		4,400	(a)	09/26/42	6 month CDOR	2.722	230,423	—	230,423
		3,900	(a)	09/27/42	6 month CDOR	2.882	88,402	—	88,402
UBS AG (London)	GBP	8,550	(a)	12/21/13	6 month BP	2.000	(182,748)	(32,280)	(150,468)
	EUR	109,660	(a	08/26/14	6 month EURO	1.940	(333,860)	—	(333,860)
	AUD	66,000	(a)	12/21/14	6 month AUDOR	5.500	(2,432,229)	(2,370,966)	(61,263)
	EUR	74,740	(a)	08/26/16	2.518	6 month EURO	787,036	—	787,036
	NZD	22,075	(a)	12/21/16	3 month NZDOR	4.750	(661,362)	—	(661,362)
		$38,000	(a)	12/21/16	2.500	3 month LIBOR	2,106,969	2,294,157	(187,188)
	EUR	17,040	(a)	08/26/20	6 month EURO	3.070	(486,683)	—	(486,683)
	GBP	30,540	(a)	12/21/21	3.750	6 month BP	4,626,790	3,676,890	949,900

TOTAL							$(16,074,310)	$(8,268,143)	$(7,806,167)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$54,800	(1.000)%	06/20/14	106	$74,805	$(548,453)	$623,258
Deutsche Bank Securities LLC	CDX North America Investment Grade Index 16	20,200	(1.000)	06/20/14	106	27,574	(213,899)	241,473
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	54,000	(1.000)	06/20/14	106	73,712	(593,688)	667,400
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	95,600	(1.000)	06/20/14	106	130,500	(891,755)	1,022,255
	CDX North America Investment Grade Index 16	38,000	(5.000)	12/20/16	821	4,655,961	3,583,450	1,072,511

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

					Credit
					Spread at		Upfront
		Notional	Rates Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$54,800	1.000%	06/20/16	135	$(843,386)	$73,852	$(917,238)
	CDX North America Investment Grade Index 16	5,000	1.000	06/20/21	233	(367,196)	(143,087)	(224,109)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	10,475	1.000	06/20/16	135	(161,212)	29,944	(191,156)
	CDX North America Investment Grade Index 16	140,000	1.000	06/20/21	233	(10,281,491)	(4,202,052)	(6,079,439)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	73,100	1.000	06/20/16	135	(1,125,027)	94,172	(1,219,199)
	CDX North America Investment Grade Index 16	2,500	1.000	06/20/21	233	(183,598)	(68,379)	(115,219)
	CDX North America Investment Grade Index 16	2,500	1.000	06/20/21	233	(183,598)	(68,379)	(115,219)

TOTAL						$(8,182,956)	$(2,948,274)	$(5,234,682)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TOTAL RETURN SWAP CONTRACTS

	Notional
	Amount	Reference	Termination	Financing	Unrealized
Counterparty	(000s)	Security	Date	Fee#	Gain (Loss)*

Citibank NA	$19,147	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$292,607
	15,668	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 9	01/12/40	One month LIBOR	221,757
	46,000	Markit IOS Ginnie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	1,030,400
Credit Suisse International (London)	38,034	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.500%, Series 5	01/12/36	One month LIBOR	982,746
	38,023	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 9	01/12/40	One month LIBOR	639,064
JPMorgan Securities, Inc.	18,000	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 9	01/12/40	One month LIBOR	283,375
Morgan Stanley Capital Services, Inc.	25,897	Markit IOS Ginnie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	545,742

TOTAL					$3,995,691

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$219,400	11/17/11	2.440%	$(7,126,419)	$(4,168,600)	$(2,957,819)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	219,400	11/17/11	2.440	(1,303,697)	(4,168,600)	2,864,903
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	181,800	11/17/11	2.450	(6,034,064)	(3,436,020)	(2,598,044)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	181,800	11/17/11	2.450	(1,042,285)	(3,436,020)	2,393,735

TOTAL		$802,400			$(15,506,465)	$(15,209,240)	$(297,225)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$77,000	$(838,465)

Contracts Written	5,315,800	(113,872,284)
Contracts Bought to Close	(4,258,900)	95,846,048
Contracts Expired	(331,500)	3,655,461

Contracts Outstanding September 30, 2011	$802,400	$(15,209,240)

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2011, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 3, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Core Fixed Income	$306,300,000	$306,302,435	$313,597,059

Core Plus Fixed Income	71,200,000	71,200,566	72,896,215

Strategic Income	476,100,000	476,103,785	487,442,245

REPURCHASE AGREEMENTS — At September 30, 2011, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest	Core Fixed	Core Plus	Strategic
Counterparty	Rate	Income	Fixed Income	Income

Barclays Capital, Inc.	0.050%	$30,978,444	$7,200,996	$48,151,607

Barclays Capital, Inc.	0.100	10,173,545	2,364,859	15,813,336

BNP Paribas Securities Co.	0.120	61,677,115	14,336,959	95,868,347

Credit Suisse Securities LLC	0.040	11,445,238	2,660,467	17,790,002

JPMorgan Securities	0.090	116,995,765	27,195,882	181,853,358

Wells Fargo Securities LLC	0.110	75,029,893	17,440,837	116,623,350

TOTAL		$306,300,000	$71,200,000	$476,100,000

At September 30, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

	Interest	Maturity
Issuer	Rates	Dates

Federal Farm Credit Bank	1.375 to 5.410%	04/12/12 to 04/17/36

Federal Home Loan Bank	0.150 to 0.250	05/25/12 to 08/17/12

Federal Home Loan Mortgage Corp.	0.000 to 6.250	04/25/12 to 09/01/41

Federal National Mortgage Association	1.250 to 8.500	05/01/12 to 10/01/41

U.S. Treasury Notes	1.375 to 4.000	01/31/14 to 08/15/21

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2011 (Unaudited)

Core Fixed
Income Fund
Assets:

Investments in securities, at value (identified cost $1,715,296,811, $342,491,638, $934,667,099 and $2,231,321,789, respectively)	$1,744,477,835
Repurchase agreement, at value which equals cost	306,300,000
Cash(a)	132,869
Foreign currencies, at value (identified cost $83, $32,284, $199,089 and $6,960,315, respectively)	78
Receivables:
Investment securities sold on an extended-delivery basis	321,375,000
Investment securities sold, at value	49,928,200
Fund shares sold	15,202,122
Collateral on certain derivative contracts	13,690,271
Interest, at value	11,398,615
Forward foreign currency exchange contracts, at value	4,469,455
Due from broker — variation margin	261,292
Swap contracts, at value (includes upfront payments made (received) of $(1,712,373), $2,444,968, $(24,398) and $59,406,145, respectively)	233,563
Reimbursement from investment adviser	—
Due from broker — upfront payment	—
Other assets	4,392

Total assets	2,467,473,692

Liabilities:

Payables:
Investment securities purchased on an extended-delivery basis	587,868,008
Investment securities purchased	11,539,827
Fund shares redeemed	99,061,382
Forward sale contracts, at value (proceeds received $33,872,969, $6,403,711, $3,954,141 and $36,000,469, respectively)	34,595,936
Swap contracts, at value (includes upfront payments received of $9,109,823, $3,719,655, $899,025 and $70,622,562, respectively)	13,338,739
Forward foreign currency exchange contracts, at value	2,221,287
Written Options Contracts, at value (premium received $951,520, $1,050,100, $1,107,000 and $15,209,240, respectively)	970,133
Amounts owed to affiliates	734,362
Income distribution	216,436
Collateral on certain derivative contracts	50,000
Due to broker — variation margin	—
Accrued expenses and other liabilities	229,846

Total liabilities	750,825,956

Net Assets:

Paid-in capital	1,760,920,632
Accumulated undistributed (distributions in excess of) net investment income	6,634,305
Accumulated net realized gain (loss) from investment, futures, options, swaps and foreign currency related transactions	(80,733,896)
Net unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	29,826,695

NET ASSETS	$1,716,647,736

Net Assets:
Class A	$252,776,291
Class B	9,958,057
Class C	27,915,177
Institutional	1,421,701,117
Service	3,327,409
Class IR	951,202
Class R	18,483

Total Net Assets	$1,716,647,736

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	24,728,363
Class B	969,645
Class C	2,716,407
Institutional	138,518,486
Service	323,979
Class IR	92,991
Class R	1,806

Net asset value, offering and redemption price per share:(b)
Class A	$10.22
Class B	10.27
Class C	10.28
Institutional	10.26
Service	10.27
Class IR	10.23
Class R	10.23

(a)	Includes restricted cash of $536,985 on deposit with counterparty for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds (NAV per share multiplied by 1.0390) is $10.62, $10.83, $13.48 and $9.91, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed	Global	Strategic
Income Fund	Income Fund	Income Fund

$346,181,721	$949,608,749	$2,137,438,151
71,200,000	—	476,100,000
546,893	2,243,066	5,244,464
31,934	197,775	6,921,707

52,940,684	28,663,828	362,532,034
2,194,919	1,813,968	62,651,048
289,515	39,814,271	8,450,086
3,521,959	4,383,398	53,390,555
2,076,508	8,362,216	13,748,024
1,634,114	33,849,188	28,480,384
194,201	—	—
6,451,259	10,236,018	124,181,199
48,295	90,564	—
—	—	4,604,758
799	3,955	161,247

487,312,801	1,079,266,996	3,283,903,657

120,829,961	88,767,813	777,857,520
2,496,070	34,497,734	9,109,756
408,373	1,301,764	15,592,542
6,446,484	4,108,125	36,973,123
8,756,539	12,873,679	144,442,774
463,180	6,831,389	10,205,639
1,070,585	1,167,714	15,506,465
186,841	560,095	1,539,312
12,565	—	814,491
466,969	—	27,498,226
—	335,539	1,145,485
146,212	214,321	107,563

141,283,779	150,658,173	1,040,792,896

336,426,496	910,780,428	2,374,633,799
(1,786,061)	(12,752,594)	(15,222,029)
6,355,726	(8,505,154)	(29,215,828)
5,032,861	39,086,143	(87,085,181)

$346,029,022	$928,608,823	$2,243,110,761

$98,504,875	$208,746,513	$956,474,372
5,649,334	2,657,213	—
10,774,080	7,316,560	142,976,642
228,490,093	709,240,612	1,074,181,023
12,903	193,588	—
2,577,971	454,337	69,451,195
19,766	—	27,529

$346,029,022	$928,608,823	$2,243,110,761

9,449,163	16,093,027	100,208,633
542,439	205,624	—
1,034,387	567,767	14,976,907
21,930,309	54,762,415	112,567,530
1,238	14,968	—
248,049	35,075	7,279,312
1,897	—	2,886

$10.42	$12.97	$9.54
10.41	12.92	—
10.42	12.89	9.55
10.42	12.95	9.54
10.42	12.93	—
10.39	12.95	9.54
10.42	—	9.54

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2011 (Unaudited)

Core Fixed
Income Fund

Investment income:

Interest	$24,689,653

Expenses:

Management fees	3,410,309
Distribution and Service fees(a)	647,089
Transfer Agent fees(a)	538,745
Custody and accounting fees	199,512
Printing and mailing costs	70,633
Registration fees	58,105
Professional fees	56,686
Trustee fees	9,980
Service Share fees — Shareholder Administration Plan	4,725
Service Share fees — Service Plan	4,725
Amortization of offering costs	—
Other	24,893

Total expenses	5,025,402

Less — expense reductions	—

Net expenses	5,025,402

NET INVESTMENT INCOME	19,664,251

Realized and unrealized gain (loss) from investment, futures, options, swaps and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	38,655,817
Futures transactions	17,264,906
Written options	(1,656,493)
Swap contracts	(712,181)
Foreign currency related transactions (includes $(1,628,044), $(540,981), $(20,058,178) and $(8,093,760) of net realized losses on forward foreign currency exchange contracts, respectively)	(1,854,648)
Net change in unrealized gain (loss) on:
Investments	24,912,425
Futures	1,968,883
Written options	(50,544)
Swap contracts	(3,469,474)
Translation of assets and liabilities denominated in foreign currencies (includes $2,971,119, $1,475,925, $37,103,275 and $22,011,412 of net unrealized gains on forward foreign currency exchange contracts, respectively)	2,953,802

Net realized and unrealized gain (loss) from investment, futures, options, swaps and foreign currency related transactions	78,012,493

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,676,744

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$457,525	$52,316	$137,204	$44	$237,913	$6,801	$17,837	$275,036	$756	$391	$11
Core Plus Fixed Income	122,128	29,798	53,778	81	63,506	3,874	6,991	42,819	2	1,525	21
Global Income	239,848	14,254	36,084	—	124,721	1,853	4,691	108,067	30	107	—
Strategic Income	1,218,585	—	622,488	70	633,664	—	80,924	205,440	—	29,000	18

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed	Global	Strategic
Income Fund	Income Fund	Income Fund

$5,741,139	$11,572,279	$45,544,924

744,526	2,413,436	6,131,184
205,785	290,186	1,841,143
118,738	239,469	949,046
125,570	294,788	126,269
43,667	61,136	27,011
33,258	50,885	22,688
61,868	60,851	57,827
8,252	8,627	11,915
16	187	—
16	187	—
—	—	43,631
7,533	13,391	4,147

1,349,229	3,433,143	9,214,861

(273,924)	(475,738)	—

1,075,305	2,957,405	9,214,861

4,665,834	8,614,874	36,330,063

6,449,705	8,333,863	36,391,018
5,026,652	2,042,686	(13,894,996)
(1,793,676)	(1,156,246)	(21,185,888)
(462,701)	744,880	(14,235,409)

(535,256)	(14,458,626)	(11,011,584)

(2,747,722)	(8,334,726)	(104,074,362)
1,285,949	(47,018)	544,804
(34,262)	(74,934)	(367,279)
(691,376)	(1,734,363)	(7,353,546)

1,457,998	34,744,738	21,741,258

7,955,311	20,060,254	(113,445,984)

$12,621,145	$28,675,128	$(77,115,921)

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011

From operations:

Net investment income	$19,664,251	$40,016,269
Net realized gain (loss) from investment, futures, options, swaps and foreign currency related transactions	51,697,401	52,021,013
Net change in unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	26,315,092	(2,433,241)

Net increase (decrease) in net assets resulting from operations	97,676,744	89,604,041

Distributions to shareholders:

From net investment income
Class A Shares	(3,723,674)	(18,737,976)
Class B Shares	(68,220)	(243,780)
Class C Shares	(178,682)	(543,505)
Institutional Shares	(16,512,663)	(25,457,284)
Service Shares	(35,866)	(105,829)
Class IR Shares(b)	(7,071)	(33,337)
Class R Shares	(160)	(345)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(b)	—	—
Class R Shares	—	—
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(b)	—	—
Class R Shares	—	—

Total distributions to shareholders	(20,526,336)	(45,122,056)

From share transactions:

Proceeds from sales of shares	689,319,225	964,825,615
Reinvestment of distributions	19,131,164	35,424,211
Cost of shares redeemed	(849,793,083)	(830,033,503)

Net increase (decrease) in net assets resulting from share transactions	(141,342,694)	170,216,323

TOTAL INCREASE (DECREASE)	(64,192,286)	214,698,308

Net assets:

Beginning of period	1,780,840,022	1,566,141,714

End of period	$1,716,647,736	$1,780,840,022

Accumulated undistributed (distributions in excess) of net investment income	$6,634,305	$7,496,390

(a)	Commenced operations on June 30, 2010.
(b)	Commenced operations on July 30, 2010 for Global Income Fund
(c)	Net of $5,018 and $11,114 of redemption fees remitted to the Core Plus Fixed Income Fund and Global Income Fund, respectively, for the fiscal year ended March 31, 2011.

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund			Global Income Fund			Strategic Income Fund
For the			For the			For the
Six Months Ended	For the Fiscal		Six Months Ended	For the Fiscal		Six Months Ended	For the Period
September 30, 2011	Year Ended		September 30, 2011	Year Ended		September 30, 2011	Ended
(Unaudited)	March 31, 2011		(Unaudited)	March 31, 2011		(Unaudited)	March 31, 2011(a)

$4,665,834	$9,428,620		$8,614,874	$20,782,295		$36,330,063	$12,278,713

8,684,724	5,695,800		(4,493,443)	9,665,394		(23,936,859)	(15,687,729)

(729,413)	4,449,005		24,553,697	(15,682,161)		(89,509,125)	2,423,944

12,621,145	19,573,425		28,675,128	14,765,528		(77,115,921)	(985,072)

(1,321,829)	(2,826,074)		(1,989,868)	(4,785,933)		(17,446,643)	(5,373,900)
(58,254)	(172,357)		(19,320)	(55,227)		—	—
(105,339)	(263,483)		(49,210)	(113,235)		(1,770,882)	(268,268)
(3,259,369)	(6,438,296)		(6,596,214)	(16,488,915)		(20,225,675)	(6,158,573)
(164)	(328)		(1,488)	(1,978)		—	—
(34,707)	(10,494)		(1,919)	(359)		(861,394)	(132,535)
(403)	(987)		—	—		(464)	(148)

—	(3,081,210)		—	—		—	(610,007)
—	(250,208)		—	—		—	—
—	(405,603)		—	—		—	(32,269)
—	(6,400,667)		—	—		—	(607,998)
—	(391)		—	—		—	—
—	(11,554)		—	—		—	(13,000)
—	(1,271)		—	—		—	(20)

—	(83,230)		—	—		—	(594,948)
—	(5,076)		—	—		—	—
—	(7,760)		—	—		—	(29,700)
—	(189,611)		—	—		—	(681,820)
—	(10)		—	—		—	—
—	(309)		—	—		—	(14,673)
—	(29)		—	—		—	(16)

(4,780,065)	(20,148,948)		(8,658,019)	(21,445,647)		(40,305,058)	(14,517,875)

56,088,596	90,380,853		352,721,442	282,590,902		1,158,157,501	1,901,482,228
4,699,811	17,632,789		8,412,670	20,944,288		36,323,880	13,178,008
(31,847,127)	(105,790,017	)(c)	(137,469,867)	(529,129,975	)(c)	(567,294,460)	(165,812,470)

28,941,280	2,223,625		223,664,245	(225,594,785)		627,186,921	1,748,847,766

36,782,360	1,648,102		243,681,354	(232,274,904)		509,765,942	1,733,344,819

309,246,662	307,598,560		684,927,469	917,202,373		1,733,344,819	—

$346,029,022	$309,246,662		$928,608,823	$684,927,469		$2,243,110,761	$1,733,344,819

$(1,786,061)	$(1,671,830)		$(12,752,594)	$(12,709,449)		$(15,222,029)	$(11,247,034)

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	Capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$9.79	$0.10	$0.43	$0.53	$(0.10)	$—	$—	$(0.10)
2011 - B	9.84	0.06	0.44	0.50	(0.07)	—	—	(0.07)
2011 - C	9.84	0.06	0.45	0.51	(0.07)	—	—	(0.07)
2011 - Institutional	9.83	0.12	0.43	0.55	(0.12)	—	—	(0.12)
2011 - Service	9.84	0.09	0.44	0.53	(0.10)	—	—	(0.10)
2011 - IR	9.79	0.11	0.45	0.56	(0.12)	—	—	(0.12)
2011 - R	9.80	0.09	0.43	0.52	(0.09)	—	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	9.53	0.21	0.29	0.50	(0.24)	—	—	(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)	—	—	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)	—	—	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)	—	—	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)	—	—	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)	—	—	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)	—	—	(0.21)

2010 - A	8.27	0.31	1.27	1.58	(0.32)	—	—	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	—	(0.30)

2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	—	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	—	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	—	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	—	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	—	(0.47)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$10.22	5.46%	$252,776	0.81	%(c)	0.81	%(c)	1.95	%(c)	365%	254%
10.27	5.05	9,958	1.56	(c)	1.56	(c)	1.21	(c)	365	254
10.28	5.15	27,915	1.56	(c)	1.56	(c)	1.21	(c)	365	254
10.26	5.63	1,421,701	0.47	(c)	0.47	(c)	2.30	(c)	365	254
10.27	5.36	3,327	0.97	(c)	0.97	(c)	1.80	(c)	365	254
10.23	5.70	951	0.56	(c)	0.56	(c)	2.26	(c)	365	254
10.23	5.34	18	1.06	(c)	1.06	(c)	1.72	(c)	365	254

9.79	5.24	694,255	0.81		0.81		2.13		554	378
9.84	4.55	11,234	1.56		1.56		1.39		554	378
9.84	4.44	27,993	1.56		1.56		1.38		554	378
9.83	5.58	1,041,837	0.47		0.47		2.45		554	378
9.84	5.17	3,966	0.97		0.97		1.98		554	378
9.79	5.39	1,538	0.56		0.56		2.30		554	378
9.80	4.98	17	1.06		1.06		1.88		554	378

9.53	19.32	804,834	0.82		0.82		3.37		418	330
9.57	18.36	16,680	1.57		1.57		2.68		418	330
9.58	18.48	33,260	1.57		1.57		2.62		418	330
9.57	19.79	705,704	0.48		0.48		3.78		418	330
9.58	19.05	5,580	0.98		0.98		3.30		418	330
9.54	19.58	69	0.57		0.57		3.30		418	330
9.54	19.03	14	1.07		1.07		3.10		418	330

8.27	(8.63)	600,963	0.80		0.81		4.70		413	371
8.31	(9.26)	17,694	1.55		1.56		3.95		413	371
8.31	(9.26)	24,655	1.55		1.56		3.95		413	371
8.30	(8.27)	851,372	0.46		0.47		5.04		413	371
8.31	(8.72)	7,333	0.96		0.97		4.55		413	371
8.28	(8.39)	9	0.55		0.56		4.97		413	371
8.28	(8.81)	9	1.05		1.06		4.51		413	371

9.57	(0.99)	809,957	0.78	(c)	0.78	(c)	4.63	(c)	239	193
9.61	(1.28)	21,415	1.53	(c)	1.53	(c)	3.89	(c)	239	193
9.61	(1.38)	28,402	1.53	(c)	1.53	(c)	3.89	(c)	239	193
9.60	(0.94)	1,571,578	0.44	(c)	0.44	(c)	4.97	(c)	239	193
9.61	(1.04)	24,199	0.94	(c)	0.94	(c)	4.47	(c)	239	193
9.58	(2.75)	10	0.53	(c)	0.53	(c)	4.66	(c)	239	193
9.57	(2.90)	10	1.03	(c)	1.03	(c)	4.22	(c)	239	193

9.86	4.84	798,223	0.80		0.81		4.51		166	141
9.90	4.05	20,736	1.55		1.56		3.74		166	141
9.91	4.05	23,008	1.55		1.56		3.76		166	141
9.90	5.21	1,684,860	0.44		0.45		4.87		166	141
9.91	4.68	29,899	0.94		0.95		4.32		166	141

9.82	4.21	714,877	0.83		0.84		4.25		562	516
9.86	3.42	22,971	1.58		1.59		3.49		562	516
9.87	3.52	20,937	1.58		1.59		3.49		562	516
9.86	4.69	1,558,971	0.46		0.47		4.65		562	516
9.86	4.06	46,600	0.96		0.97		4.13		562	516

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income		gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$10.17	$0.14	$0.25	$0.39	$(0.14)		$—	$(0.14)
2011 - B	10.16	0.10	0.25	0.35	(0.10)		—	(0.10)
2011 - C	10.16	0.10	0.26	0.36	(0.10)		—	(0.10)
2011 - Institutional	10.17	0.15	0.26	0.41	(0.16)		—	(0.16)
2011 - Service	10.17	0.13	0.25	0.38	(0.13)		—	(0.13)
2011 - IR	10.18	0.15	0.21	0.36	(0.15)		—	(0.15)
2011 - R	10.17	0.12	0.26	0.38	(0.13)		—	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(d)	(0.33)	(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(d)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(d)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(d)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(d)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(d)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(d)	(0.33)	(0.61)

2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)

2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)		—	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)		—	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)		—	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)		—	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)		—	(0.40)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)		—	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)		—	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)		—	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)		—	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)		—	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)		—	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)		—	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)		—	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a tax return of capital amounting to less than $0.01 per share.
(e)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$10.42	3.85%	$98,505	0.83	%(c)	1.00	%(c)	2.64	%(c)	364%	253%
10.41	3.47	5,649	1.58	(c)	1.75	(c)	1.89	(c)	364	253
10.42	3.57	10,774	1.58	(c)	1.75	(c)	1.89	(c)	364	253
10.42	4.03	228,490	0.49	(c)	0.66	(c)	2.98	(c)	364	253
10.42	3.78	13	0.99	(c)	1.16	(c)	2.48	(c)	364	253
10.39	3.57	2,578	0.58	(c)	0.75	(c)	2.83	(c)	364	253
10.42	3.72	20	1.08	(c)	1.25	(c)	2.40	(c)	364	253

10.17	6.06	93,196	0.83		1.00		2.72		673	525
10.16	5.27	6,349	1.58		1.75		2.01		673	525
10.16	5.27	10,824	1.58		1.75		1.99		673	525
10.17	6.42	198,465	0.49		0.66		3.07		673	525
10.17	5.91	12	0.99		1.16		2.58		673	525
10.18	6.32	364	0.58		0.75		2.96		673	525
10.17	5.80	36	1.08		1.25		2.49		673	525

10.20	15.60	94,351	0.83		1.14		3.48		419	313
10.20	14.75	9,193	1.58		1.89		2.87		419	313
10.20	14.75	12,661	1.58		1.89		2.83		419	313
10.20	15.99	191,051	0.49		0.80		3.72		419	313
10.20	15.42	12	0.99		1.30		3.44		419	313
10.21	16.00	294	0.58		0.89		3.23		419	313
10.20	15.30	37	1.08		1.39		3.15		419	313

9.16	(3.17)	45,686	0.75	(e)	1.33	(e)	4.57	(e)	365	330
9.15	(4.00)	10,626	1.50	(e)	2.08	(e)	3.82	(e)	365	330
9.15	(4.00)	11,040	1.50	(e)	2.08	(e)	3.82	(e)	365	330
9.16	(2.84)	43,681	0.41	(e)	0.99	(e)	4.91	(e)	365	330
9.16	(3.34)	10	0.91	(e)	1.49	(e)	4.38	(e)	365	330
9.16	(3.02)	10	0.50	(e)	1.08	(e)	4.82	(e)	365	330
9.16	(3.49)	10	1.00	(e)	1.58	(e)	4.32	(e)	365	330

9.90	1.21	54,330	0.79	(c)	1.21	(c)	4.37	(c)	96	63
9.90	0.99	13,843	1.54	(c)	1.96	(c)	3.63	(c)	96	63
9.90	0.99	11,727	1.54	(c)	1.96	(c)	3.63	(c)	96	63
9.90	1.45	51,281	0.45	(c)	0.87	(c)	4.73	(c)	96	63
9.90	1.26	11	0.95	(c)	1.37	(c)	4.26	(c)	96	63
9.91	(0.26)	10	0.54	(c)	0.96	(c)	4.49	(c)	96	63
9.91	(0.41)	10	1.04	(c)	1.46	(c)	4.00	(c)	96	63

9.99	3.93	53,541	0.83	(c)	1.51	(c)	4.45	(c)	350	312
9.99	3.60	15,077	1.58	(c)	2.26	(c)	3.86	(c)	350	312
9.99	3.13	11,798	1.58	(c)	2.26	(c)	3.78	(c)	350	312
9.99	4.21	31,155	0.47	(c)	1.15	(c)	4.62	(c)	350	312
9.99	3.83	10	0.97	(c)	1.65	(c)	4.42	(c)	350	312

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$12.63	$0.13	$0.35	$0.48	$(0.14)	$—	$(0.14)
2011 - B	12.58	0.09	0.34	0.43	(0.09)	—	(0.09)
2011 - C	12.55	0.09	0.34	0.43	(0.09)	—	(0.09)
2011 - Institutional	12.61	0.15	0.35	0.50	(0.16)	—	(0.16)
2011 - Service	12.59	0.12	0.35	0.47	(0.13)	—	(0.13)
2011 - IR	12.61	0.14	0.35	0.49	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)

2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)

2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$12.97	3.78%	$208,747	1.03	%(c)	1.16	%(c)	2.09	%(c)	164%	131%
12.92	3.40	2,657	1.78	(c)	1.91	(c)	1.36	(c)	164	131
12.89	3.34	7,317	1.78	(c)	1.91	(c)	1.35	(c)	164	131
12.95	3.97	709,241	0.69	(c)	0.82	(c)	2.42	(c)	164	131
12.93	3.72	194	1.19	(c)	1.32	(c)	1.94	(c)	164	131
12.95	3.92	454	0.78	(c)	0.91	(c)	2.17	(c)	164	131

12.63	1.27	204,116	1.03		1.13		2.03		430	427
12.58	0.50	2,979	1.78		1.88		1.29		430	427
12.55	0.60	7,676	1.78		1.88		1.29		430	427
12.61	1.62	469,982	0.69		0.79		2.36		430	427
12.59	1.12	151	1.19		1.29		1.89		430	427
12.61	(0.78)	23	0.78	(c)	0.88	(c)	2.28	(c)	430	427

12.74	14.73	218,572	1.03		1.11		3.02		267	267
12.69	13.92	5,143	1.78		1.86		2.30		267	267
12.66	13.80	7,606	1.78		1.86		2.22		267	267
12.72	15.14	685,787	0.69		0.77		3.36		267	267
12.70	14.50	95	1.19		1.27		2.87		267	267

12.30	(1.10)	202,926	1.02		1.11		3.61		168	168
12.25	(1.93)	6,572	1.77		1.86		2.85		168	168
12.23	(1.85)	4,863	1.77		1.86		2.85		168	168
12.28	(0.76)	664,853	0.68		0.77		3.94		168	168
12.27	(1.26)	214	1.18		1.27		3.44		168	168

12.91	1.33	311,900	1.01	(c)	1.07	(c)	3.17	(c)	141	141
12.87	1.10	10,479	1.76	(c)	1.82	(c)	2.42	(c)	141	141
12.84	1.02	6,110	1.76	(c)	1.82	(c)	2.44	(c)	141	141
12.89	1.48	1,077,177	0.67	(c)	0.73	(c)	3.54	(c)	141	141
12.88	1.27	380	1.17	(c)	1.23	(c)	3.03	(c)	141	141

12.93	4.46	324,537	1.04		1.10		2.92		116	116
12.88	3.59	11,127	1.79		1.85		2.13		116	116
12.86	3.69	5,282	1.79		1.85		2.13		116	116
12.91	4.76	1,089,450	0.68		0.74		3.30		116	116
12.90	4.31	376	1.18		1.24		2.75		116	116

12.74	2.07	252,962	1.05		1.17		2.63		97	97
12.70	1.36	17,716	1.80		1.93		1.89		97	97
12.67	1.28	6,908	1.80		1.93		1.89		97	97
12.73	2.53	590,541	0.68		0.80		3.00		97	97
12.71	1.93	435	1.18		1.31		2.51		97	97

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income		gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$10.03	$0.16	(c)	$(0.47)	$(0.31)	$(0.18)	$—	$—	$(0.18)
2011 - C	10.04	0.12	(c)	(0.47)	(0.35)	(0.14)	—	—	(0.14)
2011 - Institutional	10.03	0.18	(c)	(0.48)	(0.30)	(0.19)	—	—	(0.19)
2011 - IR	10.03	0.17	(c)	(0.47)	(0.30)	(0.19)	—	—	(0.19)
2011 - R	10.03	0.15	(c)	(0.48)	(0.33)	(0.16)	—	—	(0.16)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)	(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

					Ratio of	Portfolio	Portfolio
		Net assets,	Ratio of	Ratio of	net investment	turnover rate	turnover rate
Net asset		end of	net expenses	total expenses	income	(including the	(excluding the
value, end	Total	period	to average	to average	to average	effect of mortgage	effect of mortgage
of period	return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	dollar rolls)	dollar rolls)

$9.54	(3.17)%	$956,474	0.97%	0.97%	3.21%	326%	257%
9.55	(3.54)	142,977	1.72	1.72	2.49	326	257
9.54	(3.01)	1,074,181	0.63	0.63	3.57	326	257
9.54	(3.05)	69,451	0.72	0.72	3.55	326	257
9.54	(3.29)	28	1.22	1.22	2.95	326	257

10.03	2.37	820,664	1.02	1.08	2.63	342	281
10.04	1.81	82,982	1.77	1.83	1.81	342	281
10.03	2.51	804,517	0.68	0.74	2.96	342	281
10.03	2.44	25,158	0.77	0.83	2.82	342	281
10.03	2.09	25	1.27	1.33	2.07	342	281

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional, Service and IR	Non-diversified

Strategic Income	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to a management agreement with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the Strategic Income Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E. Redemption Fees — Prior to October 1, 2010, a 2% redemption fee was imposed on the redemption of shares (including by exchange) of the Core Plus Fixed Income and Global Income Funds held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in Capital and were allocated to each share class of a Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for each of the Core Plus Fixed Income Fund and the Global Income Fund was eliminated.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income, Core Plus Fixed Income and Strategic Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

H. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

K. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

L. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

M. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

N. Senior Term Loans — The Strategic Income Fund may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended delivery basis. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

P. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Q. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

R. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM and GSAMI’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of September 30, 2011:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$508,246,517	$—
Mortgage-Backed Obligations	—	666,675,820	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	214,128,520	15,031,797	—
Asset-Backed Securities	—	69,401,282	—
Foreign Debt Obligations	—	37,261,352	—
Municipal Debt Obligations	—	14,478,165	—
Government Guarantee Obligations	—	218,018,370	—
Common Stock and/or Other Equity Investments	—	1,236,012	—
Short-term Investments	—	306,300,000	—

Total	$214,128,520	$1,836,649,315	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(34,595,936)	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$4,469,455	$—
Futures Contracts*	1,515,736	—	—
Credit Default Swap Contracts	—	233,563	—

Total	$1,515,736	$4,703,018	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(2,221,287)	$—
Futures Contracts*	(84,718)	—	—
Interest Rate Swap Contracts	—	(10,184,377)	—
Credit Default Swap Contracts	—	(3,154,362)	—
Written Options Contracts	—	(970,133)	—

Total	$(84,718)	$(16,530,159)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

CORE PLUS FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$96,605,600	$—
Mortgage-Backed Obligations	—	151,562,731	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	25,259,383	3,634,974	—
Asset-Backed Securities	—	52,115,181	—
Foreign Debt Obligations	—	9,246,362	—
Structured Notes	—	1,861,414	—
Municipal Debt Obligations	—	2,821,157	—
Government Guarantee Obligations	—	2,714,415	—
Common Stock and/or Other Equity Investments	—	360,504	—
Short-term Investments	—	71,200,000	—

Total	$25,259,383	$392,122,338	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,446,484)	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$1,634,114	$—
Futures Contracts*	1,422,796	—	—
Interest Rate Swap Contracts	—	6,406,348	—
Credit Default Swap Contracts	—	44,911	—

Total	$1,422,796	$8,085,373	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(463,180)	$—
Futures Contracts*	(144,825)	—	—
Interest Rate Swap Contracts	—	(6,974,563)	—
Credit Default Swap Contracts	—	(1,781,976)	—
Written Options Contracts	—	(1,070,585)	—

Total	$(144,825)	$(10,290,304)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

GLOBAL INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Foreign Sovereign Debt Obligations	$239,943,796	$82,523,583	$—
Corporate Obligations	—	227,556,519	—
Foreign Debt Obligations	—	34,831,230	—
Asset-Backed Securities	—	29,592,684	—
Mortgage-Backed Obligations	—	157,853,690	—
Government Guarantee Obligations	—	88,578,983	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	30,096,090	—	—
Short-term Obligations	—	58,632,174	—

Total	$270,039,886	$679,568,863	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,108,125)	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$33,849,188	$—
Futures Contracts*	324,047	—	—
Interest Rate Swap Contracts	—	10,139,098	—
Credit Default Swap Contracts	—	96,920	—

Total	$324,047	$44,085,206	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(6,831,389)	$—
Futures Contracts*	(415,944)	—	—
Interest Rate Swap Contracts	—	(12,198,047)	—
Credit Default Swap Contracts	—	(675,632)	—
Written Options Contracts	—	(1,167,714)	—

Total	$(415,944)	$(20,872,782)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

STRATEGIC INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$667,424,663	$—
Mortgage-Backed Obligations	—	984,337,110	—
Asset-Backed Securities	—	198,431,545	—
Foreign Debt Obligations	—	157,681,905	—
Structured Notes	—	23,483,328	—
Municipal Debt Obligations	—	12,372,740	—
Government Guarantee Obligations	—	4,842,328	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	7,854,794	—	—
Senior Term Loans	—	81,009,738	—
Common Stock and/or Other Equity Investments	—	—	—
Short-term Investments	—	476,100,000	—

Total	$7,854,794	$2,605,683,357	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(36,973,123)	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts*	$—	$28,480,384	$—
Futures Contracts*	1,537,928	—	—
Interest Rate Swap Contracts	—	115,222,956	—
Total Return Swap Contracts	—	3,995,691	—
Credit Default Swap Contracts	—	4,962,552	—

Total	$1,537,928	$152,661,583	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(10,205,639)	$—
Futures Contracts*	(2,522,014)	—	—
Interest Rate Swap Contracts	—	(131,297,266)	—
Credit Default Swap Contracts	—	(13,145,508)	—
Written Options Contracts	—	(15,506,465)	—

Total	$(2,522,014)	$(170,154,878)	$—

*	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

(often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended September 30, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of September 30, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Due from broker — variation margin	$1,515,736	(a)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(11,239,228	)(a)(b)

Credit	Receivable for swap contracts, at value	233,563		Payable for swap contracts, at value	(3,154,362	)(b)

Currency	Receivable for forward foreign currency exchange contracts, at value	4,469,455		Payable for forward foreign currency exchange contracts, at value	(2,221,287)

Total		$6,218,754			$(16,614,877)

Core Plus Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$7,829,144	(a)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(8,189,973	)(a)(b)

Credit	Receivables for swap contracts, at value	44,911		Payables for swap contracts, at value	(1,781,976	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	1,634,114		Payables for forward foreign currency exchange contracts, at value	(463,180)

Total		$9,508,169			$(10,435,129)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$10,463,145	(a)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(13,781,705	)(a)(b)

Credit	Receivables for swap contracts, at value	96,920		Payables for swap contracts, at value	(675,632	)(b)

Currency	Investments in Securities, at value; Receivables for forward foreign currency exchange contracts, at value	33,849,188		Payables for forward foreign currency exchange contracts, at value	(6,831,389)

Total		$44,409,253			$(21,288,726)

Strategic Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$120,756,575	(a)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(149,325,745	)(a)(b)

Credit	Receivables for swap contracts, at value	4,962,552		Payables for swap contracts, at value	(13,145,508	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	28,480,384		Payables for forward foreign currency exchange contracts, at value	(10,205,639)

Total		$154,199,511			$(172,676,892)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $13,338,739, $8,756,539, $12,873,679 and $144,442,774 for Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investment transactions, futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$16,037,096	$(625,953)	1,673

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	662,995	(925,182)	10

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(1,628,044)	2,971,119	158

Total		$15,072,047	$1,419,984	1,841

Core Plus Fixed Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investment transactions, futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$4,812,831	$1,388,005	1,048

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(184,587)	(827,694)	13

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(540,981)	1,475,925	137

Total		$4,087,263	$2,036,236	1,198

Global Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investment transactions, futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$2,058,910	$(1,918,507)	2,423

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,354,739	62,192	8

Currency	Net realized gain (loss) from investment transactions and foreign currency related transactions/Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(20,760,003)	37,166,911	792

Total		$(17,346,354)	$35,310,596	3,223

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investment transactions, futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(32,719,926)	$(1,543,272)	12,306

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(546,348)	(5,632,749)	47

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(8,093,760)	22,011,412	142

Total		$(41,360,034)	$14,835,391	12,495

(a)	Average number of contracts is based on the average of month and balances for the six months ended September 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2011, contractual management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.38%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.65

Strategic Income	0.60	0.54	0.51	0.50	0.49	0.56

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended September 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Core Fixed Income	$7,900	$—	$400

Core Plus Fixed Income	7,500	—	—

Global Income	6,300	—	—

Strategic Income	102,500	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds as an annual percentage rate of average daily net assets are 0.104%, 0.004%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2012, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the trustees. In

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended September 30, 2011, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

		Other	Total
	Custody Fee	Expense	Expense
Fund	Credits	Reimbursements	Reductions

Core Plus Fixed Income	$1	$273	$274

Global Income	1	475	476

As of September 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Core Fixed Income	$570	$83	$81	$734

Core Plus Fixed Income	133	34	20	187

Global Income	464	51	45	560

Strategic Income	1,063	315	161	1,539

G. Line of Credit Facility — As of September 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended September 30, 2011, Goldman Sachs earned approximately $66,600, $46,400 and $387,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds, respectively.
As of September 30, 2011, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth Strategy	Growth and Income
Fund	Portfolio	Portfolio	Strategy Portfolio

Core Fixed Income	—%	—%	8%

Global Income	17	16	36

As of September 30, 2011, Goldman Sachs Group, Inc. was the beneficial owner of approximately 63% of the Class R Shares of the Core Fixed Income Fund, 100% and 61% of the Service and Class R Shares, respectively, of the Core Plus Fixed Income Fund and 36% of the Class R Shares of the Strategic Income Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2011, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$6,348,442,911	$330,945,785	$6,400,496,448	$280,560,711

Core Plus Fixed Income	1,189,788,218	76,552,963	1,162,197,818	78,050,890

Global Income	936,066,423	498,082,886	851,388,544	369,530,774

Strategic Income	6,162,498,764	1,446,958,573	6,057,377,554	767,017,686

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2011, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

		Core Plus
	Core Fixed	Fixed	Global	Strategic
	Income	Income	Income	Income

Capital loss carryforward:(1)
Expiring 2018	$(122,614,098)	$—	$(3,262,640)	$—

Timing differences (Post October Losses, Income Distributions Payable and Straddle Losses)	$(10,987,783)	$(4,130,450)	$(22,901,723)	$(21,792,386)

(1)	Expiration occurs on March 31 of the year indicated.

As of September 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Core Plus
	Core Fixed	Fixed	Global	Strategic
	Income	Income	Income	Income

Tax Cost	$2,022,546,742	$413,854,546	$935,254,303	$2,707,525,141

Gross unrealized gain	60,915,136	10,420,167	42,250,868	14,486,888
Gross unrealized loss	(32,684,043)	(6,892,992)	(27,896,422)	(108,473,878)

Net unrealized security gain (loss)	$28,231,093	$3,527,175	$14,354,446	$(93,986,990)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and forward foreign currency exchange contracts, and differences related to the tax treatment of swap transactions.
GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

7. TAX INFORMATION (continued)

years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,620,218	$56,173,837	20,456,010	$200,547,562
Reinvestment of distributions	361,255	3,619,180	1,568,544	15,406,024
Shares converted from Class B(a)	39,638	398,737	69,840	681,579
Shares redeemed	(52,175,823)	(520,389,801)	(35,632,521)	(348,879,781)

	(46,154,712)	(460,198,047)	(13,538,127)	(132,244,616)

Class B Shares
Shares sold	113,644	1,156,350	195,387	1,930,674
Reinvestment of distributions	6,064	61,206	22,552	222,242
Shares converted to Class A(a)	(39,475)	(398,737)	(69,518)	(681,579)
Shares redeemed	(252,785)	(2,550,818)	(748,478)	(7,359,232)

	(172,552)	(1,731,999)	(600,057)	(5,887,895)

Class C Shares
Shares sold	397,766	4,034,503	945,507	9,317,512
Reinvestment of distributions	15,375	155,380	48,299	476,496
Shares redeemed	(540,898)	(5,448,851)	(1,621,501)	(15,962,202)

	(127,757)	(1,258,968)	(627,695)	(6,168,194)

Institutional Shares
Shares sold	62,475,253	626,946,241	76,342,627	749,289,053
Reinvestment of distributions	1,510,699	15,263,029	1,944,933	19,206,654
Shares redeemed	(31,442,536)	(318,957,389)	(46,058,607)	(453,668,488)

	32,543,416	323,251,881	32,228,953	314,827,219

Service Shares
Shares sold	30,900	310,077	47,188	465,200
Reinvestment of distributions	2,492	25,138	8,026	79,113
Shares redeemed	(112,598)	(1,136,342)	(234,819)	(2,322,898)

	(79,206)	(801,127)	(179,605)	(1,778,585)

Class IR Shares
Shares sold	68,989	697,421	334,408	3,273,396
Reinvestment of distributions	701	7,071	3,377	33,337
Shares redeemed	(133,835)	(1,309,876)	(187,830)	(1,840,835)

	(64,145)	(605,384)	149,955	1,465,898

Class R Shares
Shares sold	79	796	227	2,218
Reinvestment of distributions	16	160	35	345
Shares redeemed	—	(6)	(7)	(67)

	95	950	255	2,496

NET INCREASE (DECREASE)	(14,054,861)	$(141,342,694)	17,433,679	$170,216,323

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Plus Fixed Income Fund
	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,032,993	$21,091,956	4,278,566	$44,373,342
Reinvestment of distributions	124,529	1,292,591	435,628	4,445,864
Shares converted from Class B(a)	54,954	571,673	136,191	1,401,285
Shares redeemed	(1,924,529)	(19,971,900)	(4,934,797)	(51,231,925)

	287,947	2,984,320	(84,412)	(1,011,434)

Class B Shares
Shares sold	65,045	676,364	77,460	804,184
Reinvestment of distributions	5,123	53,116	38,091	387,705
Shares converted to Class A(a)	(55,006)	(571,673)	(136,323)	(1,401,285)
Shares redeemed	(97,426)	(1,008,943)	(256,251)	(2,647,614)

	(82,264)	(851,136)	(277,023)	(2,857,010)

Class C Shares
Shares sold	215,825	2,239,775	310,795	3,222,660
Reinvestment of distributions	7,779	80,681	50,889	517,498
Shares redeemed	(254,156)	(2,633,880)	(538,453)	(5,549,242)

	(30,552)	(313,424)	(176,769)	(1,809,084)

Institutional Shares
Shares sold	2,837,657	29,420,962	4,040,265	41,893,580
Reinvestment of distributions	312,178	3,238,481	1,200,055	12,256,349
Shares redeemed	(739,127)	(7,690,920)	(4,452,173)	(46,321,349)

	2,410,708	24,968,523	788,147	7,828,580

Service Shares
Reinvestment of distributions	15	164	72	729

	15	164	72	729

Class IR Shares
Shares sold	259,822	2,657,909	8,147	85,015
Reinvestment of distributions	3,318	34,386	2,189	22,357
Shares redeemed	(50,866)	(522,179)	(3,328)	(34,443)

	212,274	2,170,116	7,008	72,929

Class R Shares
Shares sold	157	1,630	200	2,072
Reinvestment of distributions	38	392	225	2,287
Shares redeemed	(1,846)	(19,305)	(538)	(5,444)

	(1,651)	(17,283)	(113)	(1,085)

NET INCREASE	2,796,477	$28,941,280	256,910	$2,223,625

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund
	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,140,477	$53,469,166	7,164,312	$92,328,807
Reinvestment of distributions	148,112	1,902,374	356,354	4,577,375
Shares converted from Class B(a)	7,265	93,896	15,357	196,530
Shares redeemed	(4,368,014)	(55,923,631)	(8,531,063)	(109,494,625)

	(72,160)	(458,195)	(995,040)	(12,391,913)

Class B Shares
Shares sold	20,117	257,281	50,054	641,159
Reinvestment of distributions	1,302	16,642	3,740	47,862
Shares converted to Class A(a)	(7,293)	(93,896)	(15,417)	(196,530)
Shares redeemed	(45,319)	(579,994)	(206,928)	(2,641,452)

	(31,193)	(399,967)	(168,551)	(2,148,961)

Class C Shares
Shares sold	83,369	1,070,471	270,046	3,463,207
Reinvestment of distributions	3,229	41,167	7,045	89,854
Shares redeemed	(130,735)	(1,664,188)	(266,158)	(3,402,584)

	(44,137)	(552,550)	10,933	150,477

Institutional Shares
Shares sold	23,146,299	297,404,607	14,466,176	186,039,479
Reinvestment of distributions	502,601	6,450,053	1,264,416	16,227,410
Shares redeemed	(6,163,080)	(79,248,665)	(32,375,924)	(413,552,491)

	17,485,820	224,605,995	(16,645,332)	(211,285,602)

Service Shares
Shares sold	5,148	66,643	7,495	95,225
Reinvestment of distributions	41	515	111	1,428
Shares redeemed	(2,229)	(28,389)	(3,041)	(38,798)

	2,960	38,769	4,565	57,855

Class IR Shares(b)
Shares sold	35,047	453,274	1,773	23,025
Reinvestment of distributions	149	1,919	28	359
Shares redeemed	(1,920)	(25,000)	(2)	(25)

	33,276	430,193	1,799	23,359

NET INCREASE (DECREASE)	17,374,566	$223,664,245	(17,791,626)	$(225,594,785)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Six Months Ended
	September 30, 2011		For the Period Ended
	(Unaudited)		March 31, 2011(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	44,942,979	$449,547,383	89,180,089	$902,865,509
Reinvestment of distributions	1,693,087	16,768,324	594,621	6,005,313
Shares redeemed	(28,207,974)	(279,729,471)	(7,994,169)	(80,868,992)

	18,428,092	186,586,236	81,780,541	828,001,830

Class C Shares
Shares sold	7,401,302	74,036,068	8,491,229	86,020,641
Reinvestment of distributions	146,308	1,446,202	30,174	304,566
Shares redeemed	(839,045)	(8,275,357)	(253,061)	(2,565,553)

	6,708,565	67,206,913	8,268,342	83,759,654

Institutional Shares
Shares sold	57,979,353	578,986,722	87,528,084	885,812,875
Reinvestment of distributions	1,743,839	17,251,977	664,407	6,707,819
Shares redeemed	(27,340,959)	(270,286,762)	(8,007,194)	(80,909,598)

	32,382,233	325,951,937	80,185,297	811,611,096

Class IR Shares
Shares sold	5,591,112	55,584,001	2,637,349	26,758,208
Reinvestment of distributions	87,120	856,910	15,874	160,130
Shares redeemed	(907,355)	(9,002,833)	(144,788)	(1,468,307)

	4,770,877	47,438,078	2,508,435	25,450,031

Class R Shares
Shares sold	330	3,327	2,496	24,995
Reinvestment of distributions	47	467	18	180
Shares redeemed	(3)	(37)	(2)	(20)

	374	3,757	2,512	25,155

NET INCREASE	62,290,141	$627,186,921	172,745,127	$1,748,847,766

(a)	Commenced operations on June 30, 2010.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*
Class A
Actual	$1,000.00	$1,054.60		$4.16	$1,000.00	$1,038.50		$4.23	$1,000.00	$1,037.80		$5.25	$1,000.00	$968.30		$4.77
Hypothetical 5% return	1,000.00	1,020.95	+	4.09	1,000.00	1,020.85	+	4.19	1,000.00	1,019.85	+	5.20	1,000.00	1,020.15	+	4.90

Class B
Actual	1,000.00	1,050.50		8.00	1,000.00	1,034.70		8.04	1,000.00	1,034.00		9.05	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.20	+	7.87	1,000.00	1,017.10	+	7.97	1,000.00	1,016.10	+	8.97	N/A	N/A		N/A

Class C
Actual	1,000.00	1,051.50		8.00	1,000.00	1,035.70		8.04	1,000.00	1,033.40		9.05	1,000.00	964.60		8.45
Hypothetical 5% return	1,000.00	1,017.20	+	7.87	1,000.00	1,017.10	+	7.97	1,000.00	1,016.10	+	8.97	1,000.00	1,016.40	+	8.67

Institutional
Actual	1,000.00	1,056.30		2.42	1,000.00	1,040.30		2.50	1,000.00	1,039.70		3.52	1,000.00	969.90		3.10
Hypothetical 5% return	1,000.00	1,022.65	+	2.38	1,000.00	1,022.55	+	2.48	1,000.00	1,021.55	+	3.49	1,000.00	1,021.85	+	3.18

Service
Actual	1,000.00	1,053.60		4.98	1,000.00	1,037.80		5.04	1,000.00	1,037.20		6.06	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.15	+	4.90	1,000.00	1,020.05	+	5.00	1,000.00	1,019.05	+	6.01	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,057.00		2.88	1,000.00	1,035.70		2.95	1,000.00	1,039.20		3.98	1,000.00	969.50		3.55
Hypothetical 5% return	1,000.00	1,022.00	+	2.83	1,000.00	1,022.10	+	2.93	1,000.00	1,021.10	+	3.94	1,000.00	1,021.40	+	3.64

Class R
Actual	1,000.00	1,053.40		5.44	1,000.00	1,037.20		5.50	N/A	N/A		N/A	1,000.00	967.10		6.00
Hypothetical 5% return	1,000.00	1,019.70	+	5.35	1,000.00	1,019.60	+	5.45	N/A	N/A		N/A	1,000.00	1,018.90	+	6.16

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.81%	1.56%	1.56%	0.47%	0.97%	0.56%	1.06%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.99	0.58	1.08
Global Income	1.03	1.78	1.78	0.69	1.19	0.78	N/A
Strategic Income	0.97	N/A	1.72	0.63	N/A	0.72	1.22

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Core Fixed Income, Goldman Sachs Core Plus Fixed Income, Goldman Sachs Global Income and Goldman Sachs Strategic Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of Global Income Fund with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).
The Management Agreements were most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Advisers and their affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Advisers and their portfolio management teams;
(ii)	the groups within the Investment Advisers and their affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Advisers’ financial resources and ability to hire and retain talented personnel and strengthen their operations; and
(v)	the parent company’s support of the Investment Advisers and their mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, comparable institutional composites managed by the Investment Advisers (in the case of Core Fixed Income, Core Plus Fixed Income and Global Income Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds (in the case of Strategic Income Fund, the expense levels were estimates) as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time (with the exception of Strategic Income Fund, which commenced operations in 2010); and
(iii)	to the extent the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Advisers;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Advisers to reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Advisers and their affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Advisers and their affiliates;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds, including the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Advisers;
(k)	information regarding portfolio trading and how the Investment Advisers carry out their duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Advisers’ general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Advisers’ processes and policies addressing various types of potential conflicts of interest; their approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by Core Fixed Income, Core Plus Fixed Income and Global Income Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Advisers and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. The Independent Trustees concluded that the Investment Advisers had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also observed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Advisers. In this regard, they compared the investment performance of each Fund (with the exception of Strategic Income Fund, which commenced operations in 2010) to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Advisers using the peer groups identified by the Outside Data Provider (for each of the Funds). The information on each Fund’s (except for Strategic Income Fund) investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s (except for Strategic Income Fund) investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

considered the investment performance trends of the Funds (except for Strategic Income Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees also received information comparing the Core Fixed Income, Core Plus Fixed Income and Global Income Funds’ performance to that of comparable institutional composites managed by the Investment Advisers. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Core Plus Fixed Income Fund’s performance placed it in the top half of its peer group, and that the Core Fixed Income and Core Plus Fixed Income Funds had outperformed their respective benchmark indices for the same period. They also noted that the Core Fixed Income and Global Income Funds had each ranked in the bottom half of its respective peer group. The Independent Trustees observed that the Core Fixed Income and Global Income Funds had performance for multiple time periods that was in the bottom half of their peer groups and that they had communicated their concerns to the Investment Advisers’ senior management. The Independent Trustees noted that they had received assurances from the Investment Advisers’ senior management that measures would continue to be taken to address the Funds’ performance. The Independent Trustees noted that the Strategic Income Fund had commenced operations in 2010 and concluded that the Fund had provided a reasonable level of performance to investors in light of its investment policies and given prevailing conditions in the markets in which it invests.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Advisers’ undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Advisers provide substantial administrative services to the Funds under the terms of the Management Agreements.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Advisers’ expense allocation methodology and an

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

evaluation of the accuracy of the Investment Advisers’ profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009 (2010 only for Strategic Income Fund), and the Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed	Core Plus	Global	Strategic
Average Daily	Income	Fixed Income	Income	Income
Net Assets	Fund	Fund	Fund	Fund

First $1 billion	0.40%	0.45%	0.65%	0.60%
Next $1 billion	0.36	0.41	0.59	0.54
Next $3 billion	0.34	0.39	0.56	0.51
Next $3 billion	0.33	0.38	0.55	0.50
Over $8 billion	0.32	0.37	0.54	0.49

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Advisers and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer group; and the Investment Advisers’ undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that GSAM was passing along savings to shareholders of the Core Fixed Income Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates
The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money
Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap
Growth Fund
■ Structured Large Cap
Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend
and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate
Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent	OFFICERS
James A. McNamara, President
George F. Travers, Principal Financial Officer
Peter V. Bonanno, Secretary
Scott M. McHugh, Treasurer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT
INTERNATIONAL
Investment Adviser
Christchurch Court, 10-15 Newgate Street
London, England EC1 A7H0

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2011 Goldman, Sachs & Co. All rights reserved. 63381.MF.MED.TMPL/11/2011 MSFISAR11/50.7K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2011